SCHEDULE 14C
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SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
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Delaware Ivy Funds
Delaware Ivy Variable Insurance Portfolios

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DELAWARE IVY FUNDS
Delaware Ivy Accumulative Fund
Delaware Ivy Wilshire Global Allocation Fund
Delaware Ivy Mid Cap Income Opportunities Fund
Delaware Ivy Pzena International Value Fund
Delaware Ivy Apollo Strategic Income Fund
Delaware Ivy Corporate Bond Fund
Delaware Ivy Crossover Credit Fund
Delaware Ivy Government Securities Fund
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund
Delaware Ivy Pictet Targeted Return Bond Fund
Delaware Ivy PineBridge High Yield Fund
Delaware Ivy International Small Cap Fund
Delaware Ivy Apollo Multi-Asset Income Fund
Delaware Ivy Core Equity Fund
Delaware Ivy Large Cap Growth Fund
Delaware Ivy Mid Cap Growth Fund
Delaware Ivy Small Cap Core Fund
Delaware Ivy Small Cap Growth Fund
Delaware Ivy Value Fund
Delaware Ivy Global Bond Fund

Delaware Ivy High Income Fund
Delaware Ivy Limited-Term Bond Fund
Delaware Ivy Securian Core Bond Fund
Delaware Ivy Emerging Markets Equity Fund
Delaware Ivy Global Equity Income Fund
Delaware Ivy Global Growth Fund
Delaware Ivy International Core Equity Fund
Delaware Ivy Managed International Opportunities Fund
Delaware Ivy Asset Strategy Fund
Delaware Ivy Balanced Fund
Delaware Ivy Energy Fund
Delaware Ivy LaSalle Global Real Estate Fund
Delaware Ivy Natural Resources Fund
Delaware Ivy Science and Technology Fund
Delaware Ivy Securian Real Estate Securities Fund
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund
Delaware Ivy ProShares S&P 500 Bond Index Fund
Delaware Ivy ProShares MSCI ACWI Index Fund

DELAWARE IVY VARIABLE INSURANCE PORTFOLIOS
Delaware Ivy VIP Pathfinder Moderate - Managed Volatility
Delaware Ivy VIP Pathfinder Moderately Aggressive -
Managed Volatility
Delaware Ivy VIP Pathfinder Moderately Conservative -
Managed Volatility
Delaware Ivy VIP Core Equity
Delaware Ivy VIP Growth
Delaware Ivy VIP Mid Cap Growth
Delaware Ivy VIP Small Cap Core
Delaware Ivy VIP Small Cap Growth
Delaware Ivy VIP Value
Delaware Ivy VIP Corporate Bond
Delaware Ivy VIP Global Bond
Delaware Ivy VIP High Income
Delaware Ivy VIP Limited-Term Bond

Delaware Ivy VIP Global Equity Income
Delaware Ivy VIP Global Growth
Delaware Ivy VIP International Core Equity
Delaware Ivy VIP Asset Strategy
Delaware Ivy VIP Balanced
Delaware Ivy VIP Energy
Delaware Ivy VIP Natural Resources
Delaware Ivy VIP Science and Technology
Delaware Ivy VIP Securian Real Estate Securities
Delaware Ivy VIP Pathfinder Aggressive
Delaware Ivy VIP Pathfinder Moderately Aggressive
Delaware Ivy VIP Pathfinder Moderate
Delaware Ivy VIP Pathfinder Moderately Conservative
Delaware Ivy VIP Pathfinder Conservative

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

JOINT INFORMATION STATEMENT
This Joint Information Statement is being furnished on behalf of the Boards of Trustees (the “Trustees” or “Board”) of Delaware Ivy Funds and Delaware Ivy Variable Insurance Portfolios (each a “Trust” and collectively, the “Trusts”) to inform shareholders of the funds listed above (each, a “Fund” and collectively, the “Funds”) about recent changes related to the Funds’ sub-advisory arrangements or about new sub-advisory arrangements.  The changes were approved by the Board on the recommendation of the Funds’ investment manager, Delaware Management Company, which is a series of Macquarie Investment Management Business Trust (“DMC”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”).  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about August 2, 2021 to shareholders of record of each Fund as of July 21, 2021 (the “Record Date”).  The Joint Information Statement is available on the Funds’ website at ivyinvestments.com on or about August 2, 2021 until at least November 30, 2021. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent toll free at 888-923-3355.
THE TRANSACTION
In a deal announced in December 2021 (the “Transaction”), Macquarie Group (“Macquarie”) announced plans to acquire Waddell & Reed Financial, Inc. (“WDR”).  WDR was the parent of Ivy Investment Management Company, the Funds’ former principal investment advisor (“IICO”).  The IICO investment advisory agreements (“IICO Advisory Agreements”) with the Trusts, on behalf of their respective Funds, automatically terminated upon the closing of the Transaction, which occurred on April 30, 2021. At a Board meeting held on January 12, 2021 (the “Meeting”), it was proposed that DMC serve as the investment adviser to the Funds after the closing of the Transaction. To ensure that advisory services could continue uninterrupted following the termination of the IICO Advisory Agreements, the Board, including a majority of the Trustees who are not “interested persons” of the Trusts or of DMC (the “Independent Trustees”), approved the new investment advisory agreements with DMC (the “DMC Advisory Agreements”) for each Fund, to become effective upon the closing, subject to receiving shareholder approval. The DMC Advisory Agreements were approved by Fund shareholders and became effective on or after April 30, 2021 and DMC began managing the Funds on or after May 3, 2021.  At the same time, the Fund shareholders also approved the ability of the Funds to rely on the manager of managers exemptive relief that DMC had previously received, which is described in more detail below.

In addition, certain Funds were sub-advised by sub-advisors unaffiliated with DMC, as outlined below (the “Unaffiliated Sub-Advisors”).  Under applicable regulations, these sub-advisory agreements also terminated at the closing of the Transaction.  As a result, at the Meeting, the Trusts’ Board, including its Independent Trustees, considered and unanimously approved new sub-advisory agreements between DMC and the Unaffiliated Sub-Advisors (each an “Unaffiliated Sub-Advisory Agreement” and collectively, the “Unaffiliated Sub-Advisory Agreements”), contingent upon shareholder approval of the proposed DMC Advisory Agreements and each Fund’s ability to rely on  DMC’s manager of managers order (as described below).  Because shareholders approved both the DMC Advisory Agreements and reliance on the DMC manager of managers order, shareholder approval was not required for the Unaffiliated Sub-Advisory Agreements.  The Unaffiliated Sub-Advisory Agreements are substantially similar to the Funds’ prior sub-advisory agreements with the Unaffiliated Sub-Advisors, except that they are between DMC and the Unaffiliated Sub-Advisers instead of IICO.

Fund	Unaffiliated Sub-Advisor
Delaware Ivy Securian Core Bond Fund	Securian Asset Management, Inc.
Delaware Ivy Securian Real Estate Securities Fund	Securian Asset Management, Inc.
Delaware Ivy LaSalle Global Real Estate Fund	LaSalle Investment Management Securities, LLC
Delaware Ivy Apollo Strategic Income Fund	Apollo Credit Management, LLC
Delaware Ivy Apollo Multi-Asset Income Fund	Apollo Credit Management, LLC LaSalle Investment Management Securities, LLC
Delaware Ivy Pictet Targeted Return Bond Fund	Pictet Asset Management SA Pictet Asset Management Limited
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	ProShares Advisors LLC

Fund	Unaffiliated Sub-Advisor
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	ProShares Advisors LLC
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	ProShares Advisors LLC
Delaware Ivy ProShares S&P 500 Bond Index Fund	ProShares Advisors LLC
Delaware Ivy ProShares MSCI ACWI Index Fund	ProShares Advisors LLC
Delaware Ivy PineBridge High Yield Fund	PineBridge Investments LLC
Delaware Ivy Wilshire Global Allocation Fund	Wilshire Associates, Inc.
Delaware Ivy Pzena International Value Fund	Pzena Investment Management, LLC
Delaware Ivy International Small Cap Fund	Mackenzie Investments Europe Limited Mackenzie Investments Asia Limited
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	Pictet Asset Management Limited Pictet Asset Management (Singapore) PTE Ltd
Delaware Ivy VIP Securian Real Estate Securities	Securian Asset Management, Inc.
Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility	Securian Asset Management, Inc.
Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	Securian Asset Management, Inc.
Delaware Ivy VIP Pathfinder Moderate — Managed Volatility	Securian Asset Management, Inc.

At the Meeting, the Trusts’ Boards also considered the approval of sub-advisory agreements with the following sub-advisors that are affiliated with DMC: Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) (each an “Affiliated Sub-Advisor”, collectively, the “Affiliated Sub-Advisors” and collectively with the Unaffiliated Sub-Advisors, the “Sub-Advisors”), contingent upon shareholder approval of the proposed DMC Advisory Agreements and each Fund’s ability to rely on DMC’s manager of managers exemptive order (as described below).  These Affiliated Sub-Advisors are part of Macquarie’s global investment platform, which is described in more detail below.

MANAGER-OF-MANAGERS RELIEF
As noted, DMC has received manager-of-managers relief from the SEC and the Funds’ shareholders have authorized the Funds to rely on the relief.  Pursuant to that manager of managers authority, DMC, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or DMC, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, DMC and certain affiliates requested and received an exemptive order from the SEC on Jan. 17, 2017 (the “SEC Order”).  The SEC Order exempts DMC, the Trusts and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trusts without shareholder approval.  DMC has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

The Trusts and DMC have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that within ninety (90) days of hiring a new sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes and this Joint Information Statement presents additional details regarding each Sub-Advisor and its respective sub-advisory agreements.

THE INVESTMENT MANAGER
DMC is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and is a series of Macquarie Investment Management Business Trust, which is an indirect subsidiary of Macquarie Management Holdings, Inc. (“MMHI”), which in turn is an indirect subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”).  DMC is registered as an investment advisor with the SEC under the 1940 Act.
DMC provides investment advisory services to the Funds pursuant to the DMC Advisory Agreements.  The DMC Advisory Agreements were approved by the Board, including a majority of its Independent Trustees, and Fund shareholders in connection with the Transaction. The Trusts employ DMC to generally manage the investment and reinvestment of the assets of the Funds.  In so doing, DMC may hire one or more affiliated or unaffiliated sub-advisors to carry out the investment program of the Funds, subject to the approval of the Board. DMC continuously reviews and supervises the investment program of the Funds. DMC furnishes regular reports to the Board regarding the investment program and performance of the Funds.

Pursuant to the DMC Advisory Agreements, DMC has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of the Funds, and to render investment advice for the Funds, including the purchase, retention, and disposition of investments, securities, and cash held by the Funds. The DMC Advisory Agreements obligate DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the Sub-Advisors’ compliance with the Funds’ investment objective(s), policies, and restrictions. Under the DMC Advisory Agreements, the Trusts will bear the expenses of conducting their business. In addition, DMC pays the salaries of all officers and Trustees of the Trusts who are officers, directors, or employees of DMC or its affiliates.

As compensation for the services rendered under the DMC Advisory Agreements, the Funds pay DMC an annual management fee as a percentage of average daily net assets as described in Exhibit A. Because the DMC Advisory Agreements became effective on or after April 30, 2021, the Funds either did not pay DMC any advisory fees during their respective last fiscal years or paid such fees for a partial fiscal year. The advisory fee rates as a percentage of average daily net assets paid to the Unaffiliated Sub-Advisors, all of whom were sub-advising their applicable Funds prior to the closing of the Transaction, are described in Exhibit A.

The key executives of DMC and their principal occupations are: Shawn K. Lytle, President; David F. Connor, Senior Vice President/General Counsel/Secretary; Richard Salus, Senior Vice President; Michael F. Capuzzi, U.S. Chief Operating Officer; and; Brian L. Murray, Senior Vice President/Global Chief Compliance Officer.  The address of each person listed is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shawn K. Lytle is also a Trustee for the Funds.

PART I – DMC AFFILIATED SUB-ADVISORS

A.	MACQUARIE’S GLOBAL INVESTMENT PLATFORM

DMC uses Macquarie’s global equity and fixed income investment platforms in providing advisory, trading and other services to the Funds.  At the Meeting, the Board approved the use of the Affiliated Sub-Advisors on the global investment platforms.

Below is a brief description of Macquarie’s global investment platforms, the Affiliated Sub-Advisers and the anticipated role that the Affiliated Sub-Advisers would play in the investment program of each applicable Fund.

Global Equity Investment Platform. DMC uses MIMGL to provide quantitative support and with MFMHKL, trading to the equity mutual funds that they advise.  Both MIMGL and MFMHKL are registered investment advisers with the SEC, as well as registered in their home jurisdiction. MIMGL, DMC’s Sydney Australia based affiliate, and MFMHKL, DMC’s Hong Kong domiciled affiliate, are authorized to provide trading for equity Funds investing in foreign securities to support DMC’s portfolio managers. Under this arrangement, MIMGL provides services such as performance attribution and supplementing the work of DMC’s U.S. based quantitative team, with both MIMGL and MFMHKL trading securities as directed by DMC’s U.S. based portfolio managers in the Austral-Asia time zone.  DMC believes that utilizing local traders in the applicable time zone, or closer to the applicable time zone, creates efficiencies, leverages relationships those traders may have with local market participants and enables more nimble execution and responsiveness to information that may impact the region.

Global Fixed Income Investment Platform.  DMC use MIMAK, MIMEL and MIMGL to provide portfolio management and trading services, as well as to share investment research and recommendations, to the fixed income Funds.  The global fixed income investment platform includes offices in Philadelphia (DMC), Sydney (MIMGL), London (MIMEL) and Vienna (MIMAK), which provide 24-hour coverage across the three major market time zones (Australasia, Europe, Americas) and collaboration on all major fixed income asset classes presently managed by all four locations.  DMC believes that this global coverage is beneficial for the Funds, as it translates into potentially more resources and diversity of viewpoints to assist in the management of the Funds.  DMC collaborates across locations and is able to delegate to its affiliates specific execution of the Funds’ strategy from time to time in its sole discretion, although DMC and the Funds’ named portfolio managers are responsible for driving the Funds’ strategy and investment process and remain primarily responsible for the day-to-day management of the Funds’ portfolios.  DMC believes the ability to utilize its global affiliates in this manner enables DMC’s portfolio managers to leverage the capabilities of the broader Macquarie Asset Management organization and to take advantage of its affiliates’ expertise and location in Austral-Asian, European or British financial markets, as well as the affiliates’ access to research and investment ideas that may be unique to or influenced by those financial markets.   Moreover, consistent with the use of affiliates for trading equity securities as discussed above, utilizing local traders in the applicable time zone, or closer to the applicable time zone, provides benefits such as efficiencies, access to relationships those traders may have with local market participants and more nimble execution and reactivity to information that may impact the region.

The chart in Exhibit B describes the platform(s) and Affiliated Sub-Advisors used by each Fund as well as the services provided to each such Fund by the applicable Affiliated Sub-Advisors.

B.	AFFILIATED SUB-ADVISORS

Macquarie Investment Management Austria Kapitalanlage AG. MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of DMC and a part of Macquarie Investment Management (“MIM”). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of March 31, 2021, MIM managed more than $279 billion in assets for institutional and individual clients.
Although MIMAK serves as a sub-advisor, DMC has ultimate responsibility for all investment advisory services. DMC may seek investment advice and recommendations from MIMAK and DMC may also permit MIMAK to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge. DMC has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from the Funds (the “MIMAK Sub-Advisory Agreement”). There will be no increase in the advisory fees paid by the Funds to DMC as a consequence of the appointment of MIMAK and the implementation of the MIMAK Sub-Advisory Agreement. The MIMAK Sub-Advisory Agreement was effective on or after April 30, 2021 and MIMAK began sub-advising the applicable Funds on or after May 3, 2021.
MIMAK serves as sub-advisor for the fixed income funds within the Delaware Funds by Macquarie and Optimum Fund Trust that do not invest primarily in US municipal securities as part of the global fixed income platform.
The names and principal occupations of the principal executive officers and/or directors of MIMAK are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMAK, is Kaerntner Strasse 28, 1010 Vienna, Austria:

Name	Position
Rene Kreisl	Chief Compliance Officer and Director
Gerhard Aigner	Chief Executive Officer and Director
Konrad Kontriner	Director

Macquarie Investment Management Europe Limited. MIMEL, located at 28 Ropemaker Street, London, England, is an affiliate of DMC and a part of MIM.
Although MIMEL serves as a sub-advisor, DMC has ultimate responsibility for all investment advisory services. DMC may seek investment advice and recommendations from MIMEL and DMC may also permit MIMEL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge. DMC has entered into a separate sub-advisory agreement with MIMEL and compensates MIMEL out of the investment advisory fees it receives from the Funds (the “MIMEL Sub-Advisory Agreement”). There will be no increase in the advisory fees paid by the Funds to DMC as a consequence of the appointment of MIMEL and the implementation of the MIMEL Sub-Advisory Agreement. The MIMEL Sub-Advisory Agreement was effective on or after April 30, 2021 and MIMEL began sub-advising the applicable Funds beginning on or after May 3, 2021.
MIMAK serves as sub-advisor for the fixed income funds within the Delaware Funds by Macquarie and Optimum Fund Trust that do not invest primarily in US municipal securities as part of the global fixed income platform.
The names and principal occupations of the principal executive officers and/or directors of MIMEL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMEL, is 28 Ropemaker Street, London, England:
Name	Position
Adam Lygoe	Director
Christopher Hamilton	Director
William Colvin	Chief Compliance Officer
Alexandre Clamen	Director

Macquarie Investment Management Global Limited. MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of DMC and a part of MIM.

Although MIMGL serves as a sub-advisor, DMC has ultimate responsibility for all investment advisory services. DMC may seek investment advice and recommendations from MIMGL and DMC may also permit MIMGL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge. DMC has entered into a separate sub-advisory agreement with MIMGL and compensates MIMGL out of the investment advisory fees it receives from the Funds (the “MIMGL Sub-Advisory Agreement”). There will be no increase in the advisory fees paid by the Funds to DMC as a consequence of the appointment of MIMGL and the implementation of the MIMGL Sub-Advisory Agreements. The MIMGL Sub-Advisory Agreement was effective on or after April 30, 2021 and MIMGL began sub-advising the applicable Funds on or after May 3, 2021.
MIMGL serves as sub-advisor for the fixed income funds within the Delaware Funds by Macquarie and Optimum Fund Trust that do not invest primarily in US municipal securities as part of the global fixed income platform and for the equity funds within the Delaware Funds by Macquarie as part of the global equity platform
The names and principal occupations of the principal executive officers and/or directors of MIMGL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMGL, is 50 Martin Place, Sydney, Australia:
Name	Position
Brett Lewthwaite	Director
Bruce Terry	Director
Rajiv Gohil	Director
Scot Thompson	Director
Patrick Ling	Chief Legal Officer
Caroline Marull	Director
Brown Justin	Chief Compliance Officer

Macquarie Funds Management Hong Kong Limited.  MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, is an affiliate of DMC and a part of MIM. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited.
Although MFMHKL serves as a sub-advisor, DMC has ultimate responsibility for all investment advisory services. DMC may permit MFMHKL to execute Fund security trades on behalf of DMC. DMC has entered into a separate sub-advisory agreement with MFMHKL and compensates MFMHKL out of the investment advisory fees it receives from the Funds (the “MFMHKL Sub-Advisory Agreement” and collectively with the MIMAK Sub-Advisory Agreement, MIMGL Sub-Advisory Agreement and MIMEL Sub-Advisory Agreement, the “Affiliated Sub-Advisory Agreements”). There will be no increase in the advisory fees paid by the Funds to DMC as a consequence of the appointment of MFMHKL and the implementation of the MFMHKL Sub-Advisory Agreement. The MFMHKL Sub-Advisory Agreement was effective on or after April 30, 2021 and MFMHKL began sub-advising the applicable Funds beginning on or after May 3, 2021.
MFMHKL serves as sub-advisor for the equity funds within the Delaware Funds by Macquarie as part of the global equity platform.
The names and principal occupations of the principal executive officers and/or directors of MFMHKL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MFMHKL, is Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong:

Name	Position
John Bugg	Director
John Austin	Chief Compliance Officer
Jennifer Oswald	Legal Entity Controller
Nicholas Bird	Director
Wei Cheong	Director
Bastiaan Van Buuren	Director

THE AFFILIATED SUB-ADVISORY AGREEMENTS
The Affiliated Sub-Advisory Agreements were approved by the Board. Under the Affiliated Sub-Advisory Agreements, and in accordance with applicable laws and regulations, MIMAK, MIMEL, MIMGL and MFMHKL agree to provide DMC with all books and records relating to the transactions each executes and render for presentation to the Board such reports as the Board may reasonably request.  The Affiliated Sub-Advisory Agreements provide for DMC to pay the Affiliated Sub-Advisors a fee based on the extent to which a Sub-Advisor provides services to the Funds. To the extent applicable, the Affiliated Sub-Advisory Agreements are compensated from the fees that DMC received from the Funds.

An Affiliated Sub-Advisory Agreement may be terminated at any time, without the payment of a penalty, by:  (i) DMC with written notice to the Affiliated Sub-Advisor; (ii) a Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of its Funds, with written notice to the applicable Affiliated Sub-Advisor; or (iii) an Affiliated Sub-Advisor with written notice to DMC and a Trust, each on not less than 60 days’ notice to the required parties.

The Affiliated Sub-Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties, each of the Affiliated Sub-Advisors, any of their affiliates, or any of their controlling persons, members, officers, directors, employees or agents, will not be liable for any action or omission connected with rendering services, or for any losses that may be sustained in connection with its activities as a sub-advisor to the Funds.

DMC’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS REGARDING THE SUB-ADVISOR SUB-ADVISORY AGREEMENTS
The discussion of DMC’s recommendation and the Board’s considerations regarding the approval of the Affiliated Sub-Advisory Agreements are described in Exhibit C.

PART II – SUB-ADVISORS UNAFFILIATED WITH DMC

A.	APPOINTMENT OF APOLLO AS A SUB-ADVISOR TO DELAWARE IVY APOLLO STRATEGIC INCOME FUND AND DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND
Apollo Credit Management, LLC (Apollo), located at 9 West 57th Street, New York, New York 10019, was approved by the Board to serve as investment sub-adviser to, and as such provide investment advice to, and generally conduct the investment management program for, the total return strategy of each of the Delaware Ivy Apollo Strategic Income Fund and Delaware Ivy Apollo Multi-Asset Income Fund pursuant to an agreement with DMC (“Apollo Sub-Advisory Agreement”). Apollo has operated as an investment adviser since 2011 and is a subsidiary of Apollo Global Management, Inc.

(together with its consolidated subsidiaries, including Apollo, Apollo Global). As of March 31, 2021, Apollo Global’s total assets under management were approximately $461.1 billion.
Apollo is not affiliated with DMC, and Apollo discharges its responsibilities subject to the oversight and supervision of DMC. Apollo is compensated out of the fees that DMC receives from Delaware Ivy Apollo Strategic Income Fund and Delaware Ivy Apollo Multi-Asset Income Fund. There will be no increase in the advisory fees paid by Delaware Ivy Apollo Strategic Income Fund and Delaware Ivy Apollo Multi-Asset Income Fund to DMC as a consequence of retaining Apollo and the implementation of the Apollo Sub-Advisory Agreement. The fees paid by DMC to Apollo depend upon the fee rates negotiated by DMC and approved by the Board and on the percentage of the Fund assets of Delaware Ivy Apollo Strategic Income Fund and Delaware Ivy Apollo Multi-Asset Income Fund allocated to Apollo by DMC. In accordance with procedures adopted by the Board, Apollo may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law. The Apollo Sub-Advisory Agreement is dated April 30, 2021 and Apollo began managing the Funds’ assets under the Apollo Sub-Advisory Agreement beginning on May 3, 2021.
Apollo does not serve as an investment advisor or sub-advisor to any registered investment company that has an investment objective similar to the Funds’ investment objectives.
The names and principal occupations of the principal executive officers and/or directors of Apollo are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with Apollo, is 9 West 57th Street, New York, New York 10019:
Name	Position
James C. Zelter	President and Co-President
Anthony M. Civale	Vice President and Co-Chief Operating Officer
John J. Suydam	Vice President and Chief Legal Officer
Martin B. Kelly	Vice President, Chief Financial Officer and Co-Chief Operating Officer
Joshua J. Harris	Vice President
Marc J. Rowan	Chief Executive Officer
Scott M. Kleinman	Co-President
Yael K. Levy	Chief Compliance Officer and Vice President

THE APOLLO SUB-ADVISORY AGREEMENT
The Apollo Sub-Advisory Agreement was approved by the Board at the Meeting, which was called for the purpose of approving the Apollo Sub-Advisory Agreement for an initial term of two years. Thereafter, continuance of the Apollo Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees. The Apollo Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.
The terms of the Apollo Sub-Advisory Agreement are substantially similar to the terms of the sub-advisory agreement between DMC and Apollo.
The Apollo Sub-Advisory Agreement provides that Apollo, among other duties, will make all investment decisions for its allocated portion of the investment portfolio of Delaware Ivy Apollo Strategic Income Fund and Delaware Ivy Apollo Multi-Asset Income Fund. Apollo, subject to the supervision of the Board and DMC, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of its allocated portion of the assets of Delaware Ivy Apollo Strategic Income Fund and Delaware Ivy Apollo Multi-Asset Income Fund. Apollo also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of the investment portfolio of Delaware Ivy Apollo Strategic Income Fund and Delaware Ivy Apollo Multi-Asset Income Fund.
The Apollo Sub-Advisory Agreement provides for Apollo to be compensated based on the average daily net assets of Delaware Ivy Apollo Strategic Income Fund and Delaware Ivy Apollo Multi-Asset Income Fund allocated to Apollo. Apollo is compensated from the fees that DMC receives from Delaware Ivy Apollo Strategic Income Fund and Delaware Ivy Apollo Multi-Asset Income Fund. Apollo generally will pay all expenses it incurs in connection with its activities under the Apollo Sub-Advisory Agreement, other than the costs of the portfolio securities and other investments of Delaware Ivy Apollo Strategic Income Fund and Delaware Ivy Apollo Multi-Asset Income Fund.
The Apollo Sub-Advisory Agreement may be terminated without the payment of any penalty by: (i) DMC or the Trust at any time on written notice to Apollo, or (ii) Apollo, on not less than sixty (60) days’ written notice to DMC and the Trust.
DMC’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS REGARDING THE APOLLO SUB-ADVISORY AGREEMENT
The discussion of DMC’s recommendation and the Board’s considerations regarding the approval of the Apollo Sub-Advisory Agreement are described in Exhibit C.

B.	APPOINTMENT OF MACKENZIE EUROPE AS A SUB-ADVISOR TO DELAWARE IVY INTERNATIONAL SMALL CAP FUND
Mackenzie Investments Europe Limited (Mackenzie Europe), located at Brooklawn House, Shelbourne Rd, Ballsbridge, Dublin 4, 4, Ireland, was approved by the Board to serve as investment sub-advisor to, and as such provide investment advice to, and generally conduct the investment management program for Delaware Ivy International Small Cap Fund pursuant to an agreement with DMC (the “Mackenzie Sub-Advisory Agreement”). Mackenzie Europe delegates to its affiliate, Mackenzie Investments Asia Limited (Mackenzie Asia, and collectively with Mackenzie Europe, Mackenzie), an investment adviser located at Suite 1011-12, Two Pacific Place, 88 Queensway, Hong Kong, certain investment management, trading and other responsibilities for Fund investments, as further described below. Mackenzie had approximately $5.9 billion in assets under management as of June 31, 2021. Mackenzie Europe is responsible for the overall management of the Fund’s portfolio of investments (other than the investment of cash on hand), including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. Mackenzie Europe also is responsible for the supervision of Mackenzie Asia, a sub-advisor of the Fund that assists with certain portfolio management, trading and other matters.
Mackenzie Europe is not affiliated with DMC, and Mackenzie Europe discharges its responsibilities subject to the oversight and supervision of DMC. Mackenzie Europe is compensated out of the fees that DMC receives from Delaware Ivy International Small Cap Fund. There will be no increase in the advisory fees paid by Delaware Ivy International Small Cap Fund to DMC as a consequence of retaining Mackenzie Europe and the implementation of the Mackenzie Europe Sub-Advisory Agreement. The fees paid by DMC to Mackenzie Europe depend upon the fee rates negotiated by DMC and approved by the Board and on the percentage of the Fund’s assets allocated to Mackenzie Europe by DMC. In accordance with procedures adopted by the Board, Mackenzie Europe may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law. The Mackenzie Europe Sub-Advisory Agreement is dated April 30, 2021 and Mackenzie began managing the Fund’s assets under the Mackenzie Europe Sub-Advisory Agreement beginning on May 3, 2021.
Mackenzie Europe serves as an investment advisor to the following non-U.S. pooled investment vehicle, which has an investment objective similar to the Fund’s investment objective:  Mackenzie International Small Cap.
The names and principal occupations of the principal executive officers and/or directors of Mackenzie Europe are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with Mackenzie Europe, is Brooklawn House, Shelbourne Rd, Ballsbridge, Dublin 4, 4, Ireland:
Name	Position
Paul B. Turpin	Director
David J. Coyle	Director & Chairman of the Board
Michael A. Horgan	Director
Martin T. Fahey	General Manager
Joseph L.G. Gould	Director
Christopher P. McManus	Chief Compliance Officer
Lesley C. Marks	Director
THE MACKENZIE EUROPE SUB-ADVISORY AGREEMENT
The Mackenzie Europe Sub-Advisory Agreement was approved by the Board at the Meeting, which was called for the purpose of approving the Mackenzie Europe Sub-Advisory Agreement for an initial term of two years. Thereafter, continuance of the Mackenzie Europe Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees. The Mackenzie Europe Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.
The terms of the Mackenzie Europe Sub-Advisory Agreement are substantially similar to the terms of the sub-advisory agreement between DMC and Mackenzie Europe.
The Mackenzie Europe Sub-Advisory Agreement provides that Mackenzie Europe, among other duties, will make all investment decisions for its allocated portion of Delaware Ivy International Small Cap Fund’s investment portfolio. Mackenzie Europe, subject to the supervision of the Board and DMC, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of its allocated portion of Delaware Ivy International Small Cap Fund’s assets. Mackenzie Europe also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of Delaware Ivy International Small Cap Fund’s investment portfolio.
The Mackenzie Europe Sub-Advisory Agreement provides for Mackenzie Europe to be compensated based on the average daily net assets of Delaware Ivy International Small Cap Fund allocated to Mackenzie Europe. Mackenzie Europe is compensated from the fees that DMC receives from Delaware Ivy International Small Cap Fund. Mackenzie Europe generally will pay all expenses it incurs in connection with its activities under the Mackenzie Europe Sub-Advisory Agreement, other than the costs of Delaware Ivy International Small Cap Fund’s portfolio securities and other investments.

The Mackenzie Europe Sub-Advisory Agreement may be terminated without the payment of any penalty by: (i) DMC or the Trust at any time on written notice to Mackenzie Europe, or (ii) Mackenzie Europe, on not less than sixty (60) days’ written notice to DMC and the Trust.
DMC’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS REGARDING THE MACKENZIE EUROPE SUB-ADVISORY AGREEMENT
The discussion of DMC’s recommendation and the Board’s considerations regarding the approval of the Mackenzie Sub-Advisory Agreement are described in Exhibit C.

C.	APPOINTMENT OF LASALLE AS A SUB-ADVISOR TO DELAWARE IVY LASALLE GLOBAL REAL ESTATE FUND AND DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND
LaSalle Investment Management Securities, LLC (“LaSalle”), located at 100 East Pratt Street, 20th Floor, Baltimore, Maryland 21202, was approved by the Board to serve as a sub-advisor to Delaware Ivy LaSalle Global Real Estate Fund and Delaware Ivy Apollo Multi-Asset Income Fund at the Meeting. LaSalle is wholly-owned by LaSalle Investment Management, Inc., a wholly-owned subsidiary of Jones Lang LaSalle Incorporated. LaSalle has more than 30 years of experience and provides portfolio management services with respect to real estate securities traded on exchanges located throughout the world. LaSalle is organized as a limited liability company. LaSalle is registered as an investment advisor with the SEC. As of June 30, 2021, LaSalle had approximately $5 billion in assets under management.

LaSalle is not affiliated with DMC, and LaSalle discharges its responsibilities subject to the oversight and supervision of DMC. LaSalle is compensated out of the fees that DMC receives from each of Delaware Ivy LaSalle Global Real Estate Fund and Delaware Ivy Apollo Multi-Asset Income Fund. There will be no increase in the advisory fees paid by each of Delaware Ivy LaSalle Global Real Estate Fund and Delaware Ivy Apollo Multi-Asset Income Fund to DMC as a consequence of the implementation of the LaSalle sub-advisory agreements (“LaSalle Sub-Advisory Agreements”). The fees paid by DMC to LaSalle depend upon the fee rates negotiated by DMC and approved by the Board and on the percentage of the assets of each of Delaware Ivy LaSalle Global Real Estate Fund and Delaware Ivy Apollo Multi-Asset Income Fund allocated to LaSalle by DMC. In accordance with procedures adopted by the Board, LaSalle may effect portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law. The LaSalle Sub-Advisory Agreements are dated April 30, 2021 and LaSalle began managing the Funds’ assets under the LaSalle Sub-Advisory Agreements beginning on May 3, 2021.

LaSalle serves as a sub-advisor to the following non-U.S. pooled investment vehicles listed below, each of which has an investment objective similar to the investment objective of each of Delaware Ivy LaSalle Global Real Estate Fund or Delaware Ivy Apollo Multi-Asset Income Fund.

•	Nikko LaSalle Global REIT fund (Japan)
•	SGH LaSalle Global Listed Property Securities Fund (Australia)
•	AlAhli Global Real Estate Income Fund (Saudi Arabia)
•	PRUlink Global Property Securities Fund (Singapore)

The names and principal occupations of the principal executive officers of LaSalle are listed below. The address of each principal executive officer listed below, as it relates to the person’s position with LaSalle, is 100 East Pratt Street, 20th Floor, Baltimore, Maryland 21202:

Name	Position
David Doherty	Chief Compliance Officer and Chief Legal Officer
Matthew Sgrizzi	Managing Director
Lisa L. Kaufman	Managing Director
Ian Scott McWilliams	Managing Director

THE LASALLE SUB-ADVISORY AGREEMENTS
The LaSalle Sub-Advisory Agreements were approved by the Board at the Meeting, which was called for the purpose of approving the LaSalle Sub-Advisory Agreements for an initial term of two years. Thereafter, continuance of the La Salle Sub-Advisory Agreements will require the annual approval of the Board, including a majority of the Independent Trustees. The LaSalle Sub-Advisory Agreements provide that they will terminate automatically in the event of their assignment.

The LaSalle Sub-Advisory Agreements provide that LaSalle, among other duties, will make all investment decisions for its allocated portion of the investment portfolio for each of Delaware Ivy LaSalle Global Real Estate Fund and Delaware Ivy Apollo Multi-Asset Income Fund in accordance with the investment objectives, policies, and restrictions of each of Delaware Ivy LaSalle Global Real Estate Fund and Delaware Ivy Apollo Multi-Asset Income Fund. LaSalle, subject to the supervision of the Board and DMC, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of its allocated portion of the assets of each of Delaware Ivy LaSalle Global Real Estate Fund and Delaware Ivy Apollo Multi-Asset Income Fund. LaSalle also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of the investment portfolio of each of Delaware Ivy LaSalle Global Real Estate Fund and Delaware Ivy Apollo Multi-Asset Income Fund.

The LaSalle Sub-Advisory Agreements provide for LaSalle to be compensated based on the average daily net assets of each of Delaware Ivy LaSalle Global Real Estate Fund and Delaware Ivy Apollo Multi-Asset Income Fund allocated to LaSalle. LaSalle is compensated from the fees that DMC receives from each of Delaware Ivy LaSalle Global Real Estate Fund and Delaware Ivy Apollo Multi-Asset Income Fund. LaSalle generally will pay all expenses it incurs in connection with its activities under the LaSalle Sub-Advisory Agreements, other than the costs of each of Delaware Ivy LaSalle Global Real Estate Fund and Delaware Ivy Apollo Multi-Asset Income Fund’s portfolio securities and other investments.

The LaSalle Sub-Advisory Agreements may be terminated without the payment of any penalty by: (i) DMC or the Trust at any time on written notice to LaSalle, or (ii) LaSalle, on not less than sixty (60) days’ written notice to DMC and the Trust.

DMC’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS REGARDING THE LASALLE SUB-ADVISORY AGREEMENTS
The discussion of DMC’s recommendation and the Board’s considerations regarding the LaSalle Sub-Advisory Agreement are described in Exhibit C.

D.	APPOINTMENT OF PICTET UK AS A SUB-ADVISOR TO DELAWARE IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND

Pictet Asset Management Limited (Pictet UK), located at Moor House, 120 London Wall, London EC2Y 5ET, United Kingdom, was approved by the Board to serve as a sub-advisor to Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund at the Meeting. Pictet UK has been providing both discretionary and advisory investment management services on a global scale to a wide range of international institutional clients since 1980. Pictet UK is wholly owned by Pictet Asset Management Holding SA which is ultimately owned by Pictet & Partners SCA, a Swiss Holding Company and Pictet Canada LP, a Canadian Investment dealer. Pictet UK is organized as a corporation under the laws of the United Kingdom. Pictet UK is registered as an investment advisor with the SEC. Pictet UK delegates to its affiliate, Pictet Asset Management (Singapore) PTE Ltd (Pictet Singapore), an SEC-registered investment advisor located at 10 Marina Boulevard, Unit 22-01 Tower 2, Marina Bay Financial Centre, Singapore, investment management responsibilities for the portion of the portfolio allocated by Pictet UK for companies located or listed for trading in Asian markets.

Pictet UK is not affiliated with DMC, and Pictet UK discharges its responsibilities subject to the oversight and supervision of DMC. Pictet UK is compensated out of the fees that DMC receives from Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund. There will be no increase in the advisory fees paid by Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund to DMC as a consequence of the implementation of the Pictet UK sub-advisory agreement with DMC (the Pictet UK Sub-Advisory Agreement”). The fees paid by DMC to Pictet UK depend upon the fee rates negotiated by DMC and approved by the Board and on the percentage of the assets of Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund allocated to Pictet UK by DMC. In accordance with procedures adopted by the Board, Pictet UK may effect portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law. The Pictet UK Sub-Advisory Agreement is dated April 30, 2021 and Pictet UK began managing the Fund’s assets under the Pictet UK Sub-Advisory Agreement beginning on May 3, 2021.

Pictet UK does not serve as an investment advisor or sub-advisor to any registered investment company that has an investment objective similar to the Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund’s investment objective.

The names and principal occupations of the principal executive officers and directors of Pictet UK are listed below. The address of each principal executive officer and director listed below, as it relates to the person’s position with Pictet UK, is 120 London Wall, London EC2Y 5ET, United Kingdom:

Name	Position
David Robert Cawthrow	Chief Compliance Officer
Olivier Ginguene	Chief Investment Officer Multi Asset and Quantitative Investments
Sebastien Auguste Eisinger	Head of Investments, Co-Chief Executive Officer and Chairman of the Board of Directors
Richard James Heelis	Director
John Alexander Sample	Chief Risk Officer
Philippe Thomas De Weck	Chief Investment Officer Equities
Laurent Anastase Ramsey	Chief Executive Officer
Derick Bader	Head of Marketing and Products
Cedric Jean Vermesse	Chief Financial Officer
Charles Garton Jenkins	Head of Human Resources
Luca Di Patrizi	Head of Sales for Distribution Channels
Niall Michael Quinn	Director and Head of Sales for Institutional Clients
Raymond Deva Sagayam	Chief Investment Officer – Fixed Income
Nicolas Christian Tschopp	Chief Legal Officer
Cynthia O’Gorman Schem	Chief Operating Officer

THE PICTET UK SUB-ADVISORY AGREEMENT

The Pictet UK Sub-Advisory Agreement was approved by the Board at the Meeting, which was called for the purpose of approving the Pictet UK Sub-Advisory Agreement for an initial term of two years. Thereafter, continuance of the Pictet UK Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees. The Pictet UK Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Pictet UK Sub-Advisory Agreement provides that Pictet UK, among other duties, will make all investment decisions for its allocated portion of Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund’s investment portfolio in accordance with Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund’s investment objectives, policies, and restrictions. Pictet UK, subject to the supervision of the Board and DMC, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of its allocated portion of Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund’s assets. Pictet UK is also responsible for the supervision of Pictet Singapore, a sub-advisor of Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund that assists with portfolio management. Pictet UK is responsible for paying Pictet Singapore for the performance of the delegated services. Pictet UK also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund’s investment portfolio.

The Pictet UK Sub-Advisory Agreement provides for Pictet UK to be compensated based on the average daily net assets of Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund allocated to Pictet UK. Pictet UK is compensated from the fees that DMC receives from Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund. Pictet UK generally will pay all expenses it incurs in connection with its activities under the Pictet UK Sub-Advisory Agreement, other than the costs of Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund’s portfolio securities and other investments.

The Pictet UK Sub-Advisory Agreement may be terminated without the payment of any penalty by: (i) DMC or the Trust at any time on written notice to Pictet UK, or (ii) Pictet UK, on not less than sixty (60) days’ written notice to DMC and the Trust.

DMC’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS REGARDING THE PICTET UK SUB-ADVISORY AGREEMENT
The discussion of DMC’s recommendation and the Board’s considerations regarding the approval of the Pictet UK Sub-Advisory Agreement are described in Exhibit C.

E.	APPOINTMENT OF PICTET AM CH AS A SUB-ADVISOR TO DELAWARE IVY PICTET TARGETED RETURN BOND FUND

Pictet Asset Management SA (Pictet AM CH), located at 60 Route Des Acacias, Geneva, Switzerland 1211-73, was approved by the Board to serve as a sub-advisor to Delaware Ivy Pictet Targeted Return Bond Fund at the Meeting. Pictet AM CH has been providing discretionary or advisory investment management services on a global scale to a wide range of international institutional clients since January 2006. Pictet AM CH is wholly owned by Pictet Asset Management Holding SA, Geneva that is ultimately owned by Pictet & Partners SCA, a Swiss Holding Company and Pictet Canada LP, a Canadian Investment dealer. Pictet AM CH is organized as a corporation under the laws of Switzerland. Pictet AM CH is registered as an investment advisor with the SEC. Pictet AM CH delegates to its affiliate, Pictet UK, also an SEC registered investment advisor located at Moor House, 120 LondonWall, London EC2Y5ET, United Kingdom, certain investment management, trading and other responsibilities for Delaware Ivy Pictet Targeted Return Bond Fund.

Pictet AM CH is not affiliated with DMC, and Pictet AM CH discharges its responsibilities subject to the oversight and supervision of DMC. Pictet AM CH is compensated out of the fees that DMC receives from Delaware Ivy Pictet Targeted Return Bond Fund. There will be no increase in the advisory fees paid by Delaware Ivy Pictet Targeted Return Bond Fund to DMC as a consequence of the implementation of the Pictet AM CH sub-advisory agreement with DMC (the “Pictet AM CH Sub-Advisory Agreement”). The fees paid by DMC to Pictet AM CH depend upon the fee rates negotiated by DMC and approved by the Board and on the percentage of the assets of Delaware Ivy Pictet Targeted Return Bond Fund allocated to Pictet AM CH by DMC. In accordance with procedures adopted by the Board, Pictet AM CH may effect portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law. The Pictet AM CH Sub-Advisory Agreement is dated April 30, 2021 and Pictet AM CH began managing the Fund’s assets under the Pictet AM CH Sub-Advisory Agreement beginning on May 3, 2021.

Pictet AM CH does not serve as an investment advisor or sub-advisor to any registered investment companies that has an investment objective similar to the Delaware Ivy Pictet Targeted Return Bond Fund’s investment objective.

The names and principal occupations of the principal executive officers and directors of Pictet AM CH are listed below. The address of each principal executive officer and director listed below, as it relates to the person’s position with Pictet AM CH, is 60 Route Des Acacias, Geneva, Switzerland 1211-73:

Name	Position
Olivier Ginguene	Chief Investment Officer Multi Asset and Quantitative Investments
Sebastien Auguste Eisinger	Head of Investments and Co-Chief Executive Officer
John Alexander Sample	Chief Risk Officer
Philippe Thomas De Weck	Chief Investment Officer Equities
Laurent Anastase Ramsey	Chief Executive Officer and Chairman of the Board of Directors
Derick Bader	Head of Marketing and Products
Cedric Jean Vermesse	Chief Financial Officer
Charles Garton Jenkins	Head of Human Resources
Rolf Werner Banz	Member of the Board of Directors
Luca Di Patrizi	Head of Sales for Distribution Channels
Niall Michael Quinn	Director and Head of Sales for Institutional Clients
Erika Beaumier	Chief Compliance Officer
Raymond Deva Sagayam	Chief Investment Officer – Fixed Income
Nicolas Christian Tschopp	Chief Legal Officer
Cynthia O’Gorman Schem	Chief Operating Officer
Xavier Alain Barde	Member of the Board of Directors

THE PICTET AM CH SUB-ADVISORY AGREEMENT
The Pictet AM CH Sub-Advisory Agreement was approved by the Board at the Meeting, which was called for the purpose of approving the Pictet AM CH Sub-Advisory Agreement for an initial term of two years. Thereafter, continuance of the Pictet AM CH Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees. The Pictet AM CH Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Pictet AM CH Sub-Advisory Agreement provides that Pictet AM CH, among other duties, will make all investment decisions for its allocated portion of Delaware Ivy Pictet Targeted Return Bond Fund’s investment portfolio in accordance with Delaware Ivy Pictet Targeted Return Bond Fund’s investment objectives, policies, and restrictions. Pictet AM CH, subject to the supervision of the Board and DMC, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of its allocated portion of Delaware Ivy Pictet Targeted Return Bond Fund’s assets. Pictet AM CH also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of Delaware Ivy Pictet Targeted Return Bond Fund’s investment portfolio. Pictet AM CH is also responsible for the supervision of Pictet UK, a sub-advisor of Delaware Ivy Pictet Targeted Return Bond Fund that provides portfolio management services. Pictet AM CH is responsible for paying Pictet UK for the performance of its delegated services.

The Pictet AM CH Sub-Advisory Agreement provides for Pictet AM CH to be compensated based on the average daily net assets of Delaware Ivy Pictet Targeted Return Bond Fund. Pictet AM CH is compensated from the fees that DMC receives from Delaware Ivy Pictet Targeted Return Bond Fund. Pictet AM CH generally will pay all expenses it incurs in connection with its activities under the Pictet AM CH Sub-Advisory Agreement, other than the costs of Delaware Ivy Pictet Targeted Return Bond Fund’s portfolio securities and other investments.

The Pictet AM CH Sub-Advisory Agreement may be terminated without the payment of any penalty by: (i) DMC or the Trust at any time on written notice to Pictet AM CH, or (ii) Pictet AM CH, on not less than sixty (60) days’ written notice to DMC and the Trust.

DMC’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS REGARDING THE PICTET AM CH SUB-ADVISORY AGREEMENT
The discussion of DMC’s recommendation and the Board’s considerations regarding the approval of the Pictet AM CH Sub-Advisory Agreement are described in Exhibit C.

F.	APPOINTMENT OF PINEBRIDGE INVESTMENTS LLC AS A SUB-ADVISOR TO DELAWARE IVY PINEBRIDGE HIGH YIELD FUND

PineBridge Investments LLC (PineBridge), located at 65 East 55th Street, 6th Floor; New York, New York 10022, was approved by the Board to serve as a sub-advisor to Delaware Ivy PineBridge High Yield Fund at the Meeting. PineBridge is a limited liability company organized under the laws of the state of Delaware. PineBridge is a majority-owned subsidiary of Pacific Century Group, an Asia-based private investment group. As a global firm, PineBridge Investments has over 60 years of experience in emerging and developed markets. PineBridge is registered as an investment advisor with the SEC. As of June 30, 2021, PineBridge had approximately $141.45 billion in assets under management.

PineBridge is not affiliated with DMC, and PineBridge discharges its responsibilities subject to the oversight and supervision of DMC. PineBridge is compensated out of the fees that DMC receives from the Delaware Ivy PineBridge High Yield Fund pursuant to the sub-advisory agreement between PineBridge and DMC (the “Pinebridge Sub-Advisory Agreement”). There will be no increase in the advisory fees paid by the Delaware Ivy PineBridge High Yield Fund to DMC as a consequence of the implementation of the PineBridge Sub-Advisory Agreement. The fees paid by DMC to PineBridge depend upon the fee rates negotiated by DMC and approved by the Board. In accordance with procedures adopted by the Board, PineBridge may effect portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law. The PineBridge Sub-Advisory Agreement is dated April 30,

2021 and PineBridge began managing the Fund’s assets under the PineBridge Sub-Advisory Agreement beginning on May 3, 2021.

PineBridge serves as an investment advisor or sub-advisor to the registered investment companies listed below, each of which has an investment objective similar to the Delaware Ivy PineBridge High Yield Fund’s investment objective.

•	SunAmerica PineBridge High Yield Bond Portfolio
•	Dunham High Yield Bond Fund
•	Morgan Stanley Pathway Funds High Yield Fund

The names and principal occupations of the principal executive officers and/or directors of PineBridge are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with PineBridge, is 65 East 55th Street, 6th Floor; New York, New York 10022.

Name	Position
John Howard Blevins	Chief Compliance Officer
Pierre Francois Georges Mellinger	Director and Chief Executive Officer
Gregory Albert Ehret	Director and Chief Executive Officer
Michael John Karpik	Director and Chief Operating Officer
Tracie Elizabeth Ahern	Director and Chief Financial Officer
Eric James Smith	General Counsel

THE PINEBRIDGE SUB-ADVISORY AGREEMENT
The PineBridge Sub-Advisory Agreement was approved by the Board at the Meeting, which was called for the purpose of approving the PineBridge Sub-Advisory Agreement for an initial term of two years. Thereafter, continuance of the PineBridge Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees. The PineBridge Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The terms of the PineBridge Sub-Advisory Agreement are substantially similar to the terms of the prior sub-advisory agreement between the previous manager and PineBridge.

The PineBridge Sub-Advisory Agreement provides that PineBridge, among other duties, will make all investment decisions for its allocated portion of the Delaware Ivy PineBridge High Yield Fund’s investment portfolio in accordance with the Delaware Ivy PineBridge High Yield Fund’s investment objectives, policies, and restrictions. PineBridge, subject to the supervision of the Board and DMC, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of its allocated portion of the Delaware Ivy PineBridge High Yield Fund’s assets. PineBridge also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of the Delaware Ivy PineBridge High Yield Fund’s investment portfolio.

The PineBridge Sub-Advisory Agreement provides for PineBridge to be compensated based a percentage of the average daily value of the net assets of the Delaware Ivy PineBridge High Yield Fund. PineBridge is compensated from the fees that DMC receives from the Delaware Ivy PineBridge High Yield Fund. PineBridge generally will pay all expenses it incurs in connection with its activities under the PineBridge Sub-Advisory Agreement, other than the costs of the Delaware Ivy PineBridge High Yield Fund’s portfolio securities and other investments.

The PineBridge Sub-Advisory Agreement may be terminated without the payment of any penalty by: (i) DMC or the Trust at any time on written notice to PineBridge, or (ii) PineBridge, on not less than sixty (60) days’ written notice to DMC and the Trust.

DMC’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS regarding the PINEBRIDGE Sub-Advisory Agreement
The discussion of DMC’s recommendation and the Board’s considerations regarding the approval of the PineBridge Sub-Advisory Agreement are described in Exhibit C.

G.	APPOINTMENT OF PZENA INVESTMENT MANAGEMENT, LLC AS A SUB-ADVISOR TO DELAWARE IVY PZENA INTERNATIONAL VALUE FUND
Pzena Investment Management, LLC (Pzena), located at 320 Park Avenue, 8th Floor, New York, NY 10022, was approved by the Board to serve as a sub-advisor to Delaware Ivy Pzena International Value Fund at the Meeting. Pzena was founded in 1996 and is a limited liability company organized under the laws of the state of Delaware. Pzena is registered as an investment advisor with the SEC. As of June 30, 2021, Pzena had approximately $53.1 billion in assets under management.

Pzena is not affiliated with DMC, and Pzena discharges its responsibilities subject to the oversight and supervision of DMC. Pzena is compensated out of the fees that DMC receives from Delaware Ivy Pzena International Value Fund pursuant to a sub-advisory agreement between Pzena and DMC (the “Pzena Sub-Advisory Agreement”). There will be no increase in the advisory fees paid by Delaware Ivy Pzena International Value Fund to DMC as a consequence of the implementation of the Pzena Sub-Advisory Agreement. The fees paid by DMC to Pzena depend upon the fee rates negotiated by DMC and approved by the Board. In accordance with procedures adopted by the Board, Pzena may effect portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law. The Pzena Sub-Advisory Agreement is dated April 30, 2021 and PineBridge began managing the Fund’s assets under the Pzena Sub-Advisory Agreement beginning on May 3, 2021.

Pzena serves as an investment advisor or sub-advisor to the registered investment companies listed below, each of which has an investment objective similar to the Fund’s investment objective.

Fund	Assets as of March 31, 2021	Annual Advisory Fee Rate (as a percentage of average daily net assets)
Pzena International Value Fund	$2 million	0.65%

The names and principal occupations of the principal executive officers and/or directors of Pzena are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with Pzena, is 320 Park Avenue, 8th Floor, New York, NY 10022.

Name	Position
John Paul Goetz	Managing Principal; Co-Chief Investment Officer
Richard Stanton Pzena	Managing Principal; Co-Chief Investment Officer
William Louis Lipsey	Managing Principal; Business Development and Client Services
Joan Frances Berger	General Counsel and Chief Compliance officer
Jessica Ryan Doran	Chief Financial Officer

Chenyu Caroline Cai	Managing Principal; Executive Vice President
Evan Keith Fire	Managing Principal; Chief Operating Officer

THE PZENA SUB-ADVISORY AGREEMENT
The Pzena Sub-Advisory Agreement was approved by the Board at the Meeting, which was called for the purpose of approving the Pzena Sub-Advisory Agreement for an initial term of two years. Thereafter, continuance of the Pzena Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees. The Pzena Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The terms of the Pzena Sub-Advisory Agreement are substantially similar to the terms of the prior sub-advisory agreement between the previous manager and Pzena.

The Pzena Sub-Advisory Agreement provides that Pzena, among other duties, will make all investment decisions for its allocated portion of the Delaware Ivy Pzena International Value Fund’s investment portfolio in accordance with the Delaware Ivy Pzena International Value Fund’s investment objectives, policies, and restrictions. Pzena, subject to the supervision of the Board and DMC, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of its allocated portion of the Delaware Ivy Pzena International Value Fund’s assets.  Pzena also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of the Delaware Ivy Pzena International Value Fund’s investment portfolio.

The Pzena Sub-Advisory Agreement provides for Pzena to be compensated based a percentage of the average daily value of the net assets of the Fund. Pzena is compensated from the fees that DMC receives from the Delaware Ivy Pzena International Value Fund. Pzena generally will pay all expenses it incurs in connection with its activities under the Pzena Sub-Advisory Agreement, other than the costs of the Delaware Ivy Pzena International Value Fund’s portfolio securities and other investments.

The Pzena Sub-Advisory Agreement may be terminated without the payment of any penalty by: (i) DMC or the Trust at any time on written notice to Pzena, or (ii) Pzena, on not less than sixty (60) days’ written notice to DMC and the Trust.

DMC’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS REGARDING THE PZENA SUB-ADVISORY AGREEMENT
The discussion of DMC’s recommendation and the Board’s considerations regarding the approval of the Pzena Sub-Advisory Agreement are described in Exhibit C.

H.
APPOINTMENT OF SECURIAN AM AS A SUB-ADVISOR TO DELAWARE IVY SECURIAN CORE BOND FUND, DELAWARE IVY SECURIAN REAL ESTATE SECURITIES FUND, DELAWARE IVY VIP SECURIAN REAL ESTATE SECURITIES, DELAWARE IVY VIP PATHFINDER MODERATE — MANAGED VOLATILITY, DELAWARE IVY VIP PATHFINDER MODERATELY AGGRESSIVE — MANAGED VOLATILITY, AND DELAWARE IVY VIP PATHFINDER MODERATELY CONSERVATIVE — MANAGED VOLATILITY

Securian Asset Management, Inc. (Securian AM), an investment adviser located at 400 Robert Street North, St. Paul, Minnesota 55101, was approved by the Board to serves as investment sub-advisor to, and as such provide investment advice to, and generally conducts the investment management program for Delaware Ivy Securian Core Bond Fund, Delaware Ivy Securian Real Estate

Securities Fund and Delaware Ivy VIP Securian Real Estate Securities pursuant to sub-advisory agreements with DMC (the “Securian Sub-Advisory Agreements”) and also to provide investment advice to, and generally conduct the investment management program as it relates to the portion of a Managed Volatility Portfolio allocated to the volatility management strategy as described in the Principal Investment Strategies section for each of Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility pursuant to an agreement with DMC. Since its inception in 1985, Securian AM and its predecessor have provided investment advisory services for mutual funds and have managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Securian AM and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of Minnesota Mutual Companies, Inc., a mutual insurance holding company. Personnel of Securian AM also manage Minnesota Life’s investment portfolios. Securian AM had approximately $52.9 billion in assets under management as of June 30, 2021.
Securian AM is not affiliated with DMC, and Securian AM discharges its responsibilities subject to the oversight and supervision of DMC. Securian AM is compensated out of the fees that DMC receives from Delaware Ivy Securian Core Bond Fund, Delaware Ivy Securian Real Estate Securities Fund, Delaware Ivy VIP Securian Real Estate Securities, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility. There will be no increase in the advisory fees paid by Delaware Ivy Securian Core Bond Fund, Delaware Ivy Securian Real Estate Securities Fund, Delaware Ivy VIP Securian Real Estate Securities, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility to DMC as a consequence of retaining Securian AM and the implementation of the Securian AM Sub-Advisory Agreement. The fees paid by DMC to Securian AM depend upon the fee rates negotiated by DMC and approved by the Board and on the percentage of the Funds’ assets allocated to Securian AM by DMC. In accordance with procedures adopted by the Board, Securian AM may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law. The Securian AM Sub-Advisory Agreement is dated April 30, 2021 and Securian began managing the Funds’ assets under the Securian Sub-Advisory Agreement beginning on May 3, 2021.
Securian AM serves as an investment advisor to the SFT Core Bond Fund, which is available only through a variable insurance product.  The annual advisory fee rate (as a percentage of average daily net assets) is 0.40%.
The names and principal occupations of the principal executive officers and/or directors of Securian AM are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with Securian AM, is 400 Robert Street North, St. Paul, Minnesota 55101:
Name	Position
Sean O’Connell	President; Director
Jennifer L. Wolf	Vice President; Chief Legal Officer
Robert J. Ehren	Director
Michael T. Steinert	Vice President; Chief Compliance Officer
Ann P. McGarry	Director
Peter G. Berlute	Director
Craig M. Stapleton-Corcoran	Director

THE SECURIAN SUB-ADVISORY AGREEMENTS
The Securian AM Sub-Advisory Agreements were approved by the Board at the Meeting, which was called for the purpose of approving the Securian AM Sub-Advisory Agreement for an initial term of two years. Thereafter, continuance of the Securian AM Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees. The Securian AM Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.
The terms of the Securian AM Sub-Advisory Agreements are substantially similar to the terms of the prior sub-advisory agreements between DMC and Securian AM.
The Securian AM Sub-Advisory Agreements provides that Securian AM, among other duties, will make all investment decisions for its allocated portions of the investment portfolios for Delaware Ivy Securian Core Bond Fund, Delaware Ivy Securian Real Estate Securities Fund, Delaware Ivy VIP Securian Real Estate Securities, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility. Securian AM, subject to the supervision of the Board and DMC, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of its allocated portion of the assets of Delaware Ivy Securian Core Bond Fund, Delaware Ivy Securian Real Estate Securities Fund, Delaware Ivy VIP Securian Real Estate Securities, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility. Securian AM also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of the investment portfolios of Delaware Ivy Securian Core Bond Fund, Delaware Ivy Securian Real Estate Securities Fund, Delaware Ivy VIP Securian Real Estate Securities, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility.
The Securian AM Sub-Advisory Agreement provides for Securian AM to be compensated based on the average daily net assets of Delaware Ivy Securian Core Bond Fund, Delaware Ivy Securian Real Estate Securities Fund, Delaware Ivy VIP Securian Real Estate Securities, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility allocated to Securian AM. Securian AM is compensated from the fees that DMC receives from Delaware Ivy Securian Core Bond Fund, Delaware Ivy Securian Real Estate Securities Fund, Delaware Ivy VIP Securian Real Estate Securities, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility. Securian AM generally will pay all expenses it incurs in connection with its activities under the Securian AM Sub-Advisory Agreement, other than the costs of the portfolio securities and other investments of Delaware Ivy Securian Core Bond Fund, Delaware Ivy Securian Real Estate Securities Fund, Delaware Ivy VIP Securian Real Estate Securities, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility.
The Securian AM Sub-Advisory Agreement may be terminated without the payment of any penalty by: (i) DMC or a Trust at any time on written notice to Securian AM, or (ii) Securian AM, on not less than sixty (60) days’ written notice to DMC and a Trust.
DMC’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS REGARDING THE SECURIAN AM SUB-ADVISORY AGREEMENT

The discussion of DMC’s recommendation and the Board’s considerations regarding the approval of the Securian Sub-Advisory Agreements are described in Exhibit C.

I.	APPOINTMENT OF WILSHIRE ASSOCIATES INCORPORATED AS A SUB-ADVISOR TO DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND
Wilshire Associates Incorporated (Wilshire), located 1299 Ocean Avenue, Santa Monica, California, 90401, was approved by the Board to serve as a sub-advisor to the Multi-Asset Segment of Delaware Ivy Wilshire Global Allocation Fund at the Meeting. Wilshire Associates Incorporated is a trade name for Wilshire Advisors LLC, a limited liability company organized under the laws of the state of California. Wilshire is registered as an investment advisor with the SEC. As of March 31, 2021, Wilshire had approximately $86 billion in assets under management.

Wilshire is not affiliated with DMC, and Wilshire discharges its responsibilities subject to the oversight and supervision of DMC. Wilshire is compensated out of the fees that DMC receives from Delaware Ivy Wilshire Global Allocation Fund pursuant to a sub-advisory agreement between Wilshire and DMC (the “Wilshire Sub-Advisory Agreement”). There will be no increase in the advisory fees paid by Delaware Ivy Wilshire Global Allocation Fund to DMC as a consequence of the implementation of the Wilshire Sub-Advisory Agreement. The fees paid by DMC to Wilshire depend upon the fee rates negotiated by DMC and approved by the Board. In accordance with procedures adopted by the Board, Wilshire may effect portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law. The Wilshire Sub-Advisory Agreement is dated April 30, 2021 and Wilshire began managing the Fund’s assets under the Wilshire Sub-Advisory Agreement beginning on May 3, 2021.

Wilshire does not serve as an investment advisor or sub-advisor to any registered investment companies that have a similar investment objective similar to the Delaware Ivy Wilshire Global Allocation Fund’s investment objective.

The names and principal occupations of the principal executive officers and/or directors of Wilshire are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with Wilshire, is 1299 Ocean Avenue, Santa Monica, California, 90401.

Name	Position
Bendukai Edward Bouey	Chief Compliance Officer
Jason A. Schwarz	President and Chief Operating Owner
Mark Stephen Makepeace	Chief Executive Officer
Nicholas Teunon	Chief Financial Officer
Andrew Robert Anthony Stewart	Chief Innovation Officer
Mohammad Reza Ghassemieh	Chief Benchmark Officer
Paul Grimes	Chief of Staff
Jonathan Horton	Chief Strategy and Integration Officer
Joseph Morris Kochansky	Chief Technology Officer
Leah Minkowski Emkin	Managing Director
Tina Elizabeth Takeuchi	Human Resources Manager/ Sr. VP F&A SM

THE WILSHIRE SUB-ADVISORY AGREEMENT
The Wilshire Sub-Advisory Agreement was approved by the Board at the Meeting, which was called for the purpose of approving the Wilshire Sub-Advisory Agreement for an initial term of two years. Thereafter, continuance of the Wilshire Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees. The Wilshire Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The terms of the Wilshire Sub-Advisory Agreement are substantially similar to the terms of the prior sub-advisory agreement between the previous manager and Wilshire.

The Wilshire Sub-Advisory Agreement provides that Wilshire, among other duties, will make all investment decisions for its allocated portion of the Delaware Ivy Wilshire Global Allocation Fund’s investment portfolio in accordance with the Delaware Ivy Wilshire Global Allocation Fund’s investment objectives, policies, and restrictions. Wilshire, subject to the supervision of the Board and DMC, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of its allocated portion of the Delaware Ivy Wilshire Global Allocation Fund’s assets.  Wilshire also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of the Delaware Ivy Wilshire Global Allocation Fund’s investment portfolio.

The Wilshire Sub-Advisory Agreement provides for Wilshire to be compensated based a percentage of the average daily value of the net assets of the Fund. Wilshire is compensated from the fees that DMC receives from the Delaware Ivy Wilshire Global Allocation Fund. Wilshire generally will pay all expenses it incurs in connection with its activities under the Wilshire Sub-Advisory Agreement, other than the costs of the Delaware Ivy Wilshire Global Allocation Fund’s portfolio securities and other investments.

The Wilshire Sub-Advisory Agreement may be terminated without the payment of any penalty by: (i) DMC or the Trust at any time on written notice to Wilshire, or (ii) Wilshire, on not less than sixty (60) days’ written notice to DMC and the Trust.

DMC’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS REGARDING THE WILSHIRE SUB-ADVISORY AGREEMENT
The discussion of DMC’s recommendation and the Board’s considerations regarding the approval of the Wilshire Sub-Advisory Agreement are described in Exhibit C.

J.
APPOINTMENT OF PROSHARES ADVISORS LLC AS A SUB-ADVISOR TO DELAWARE IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND, DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND, DELAWARE IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND, DELAWARE IVY PROSHARES S&P 500 BOND INDEX FUND,  DELAWARE IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND

ProShares Advisors LLC (ProShares), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, was approved by the Board to serve as a sub-advisor to Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund, Delaware Ivy ProShares MSCI ACWI Index Fund, Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Delaware Ivy ProShares S&P 500 Bond Index Fund, and Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund (each a ProShares Fund and collectively, the ProShares Funds) at the Meeting. ProShares is a limited liability company organized under the laws of the state of Maryland. ProShares was founded in 2005 and is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale. ProShares is registered as an investment advisor with the SEC. As of June 30, 2021, ProShares and its affiliates had approximately $63 billion in assets under management.

ProShares is not affiliated with DMC, and ProShares discharges its responsibilities subject to the oversight and supervision of DMC. ProShares is compensated out of the fees that DMC receives from the ProShares Funds pursuant to a sub-advisory agreement between ProShares and DMC (the “ProShares Sub-Advisory Agreement”). There will be no increase in the advisory fees paid by the ProShares Funds to DMC as a consequence of the implementation of the ProShares Sub-Advisory Agreement. The fees paid by DMC to ProShares depend upon the fee rates negotiated by DMC and approved by the Board. In accordance with procedures adopted by the Board, ProShares may effect portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law. The ProShares Sub-Advisory Agreement is dated April 30, 2021 and ProShares began managing the Funds’ assets under the ProShares Sub-Advisory Agreement beginning on May 3, 2021.

ProShares serves as an investment advisor to the registered investment companies listed below, each of which has an investment objective similar to the Funds’ investment objectives.

Fund	Assets as of June 30, 2021	Annual Advisory Fee Rate (as a percentage of average daily net assets)
ProShares High Yield-Interest Rate Hedged ETF	$113.51 million	0.51%
ProShares Russell 2000 Dividend Growers ETF	$884.03 million	0.41%
ProShares S&P 500 Bond ETF	$36.76 million	0.15%
ProShares S&P 500 Dividend Aristocrats ETF	$8.59 billion	0.35%

The names and principal occupations of the principal executive officers and/or directors of ProShares are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with ProShare, is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

Name	Position
Michael Lynn Sapir	Chief Executive Officer
Louis Mark Mayberg	Principal
William Edward Seale	Principal
Victor Morse Frye	Chief Compliance Officer
Timothy Neil Coakley	Chief Financial Officer
Todd Bruce Johnson	Chief Investment Officer
Richard Francis Morris	General Counsel
Alexis Nicholas Depetris	Managing Director, Operations & Technology

THE PROSHARES SUB-ADVISORY AGREEMENT
The ProShares Sub-Advisory Agreement was approved by the Board at the Meeting, which was called for the purpose of approving the ProShares Sub-Advisory Agreement for an initial term of two years. Thereafter, continuance of the ProShares Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees. The ProShares Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The terms of the ProShares Sub-Advisory Agreement are substantially similar to the terms of the prior sub-advisory agreement between the previous manager and ProShares.

The ProShares Sub-Advisory Agreement provides that ProShares, among other duties, will make all investment decisions for its allocated portion of the ProShares Funds’ investment portfolio in accordance with the ProShares Funds’ investment objectives, policies, and restrictions. ProShares, subject to the supervision of the Board and DMC, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of its allocated portion of the ProShares Funds’ assets. ProShares also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of the ProShares Funds’ investment portfolio.

The ProShares Sub-Advisory Agreement provides for ProShares to be compensated based a percentage of the average daily value of the net assets of the ProShares Funds. ProShares is compensated from the fees that DMC receives from the ProShares Funds. ProShares generally will pay all expenses it incurs in connection with its activities under the ProShares Sub-Advisory Agreement, other than the costs of the ProShares Funds portfolio securities and other investments.

The ProShares Sub-Advisory Agreement may be terminated without the payment of any penalty by: (i) DMC or the Trust at any time on written notice to ProShares, or (ii) ProShares, on not less than sixty (60) days’ written notice to DMC and the Trust.

DMC’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS REGARDING THE PROSHARES SUB-ADVISORY AGREEMENT
The discussion of DMC’s recommendation and the Board’s considerations regarding the approval of the ProShares Sub-Advisory Agreement are described in Exhibit C.

GENERAL INFORMATION
Distributor

The Funds’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under an amended and restated Distribution Agreement dated April 30, 2010. The Distributor is an affiliate of DMC and bears all of the costs of promotion and distribution, except for payments by the retail class shares under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI, and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contracting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

Shares Outstanding

The table in Exhibit D shows as of the Record Date, as to each class of shares of each Funds, the number of shares outstanding.

Record Or Beneficial Ownership

As of the Record Date, Exhibit E shows the record or beneficial owners holding 5% or more of the total outstanding shares of any class of shares of each Fund.  As of the Record Date, DMC believes that the Funds’ officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund.

Householding

Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Fund as of the Record Date, unless the Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by contacting your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Fund’s service agent, by calling the Fund’s service agent toll free at 800 914-0278. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Fund’s service agent, by calling the Funds’ service agent.

Financial Information

Shareholders can obtain a copy of the Funds’ most recent Annual and Semiannual Reports, without charge, by contacting their participating securities dealer or other applicable financial intermediary or, if a shareholder owns Fund shares directly through the Fund's service agent, by calling the Fund’s service agent toll free at 888-923-3355.

EXHIBIT A
As compensation for services rendered under the Investment Management Agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Fund Name (Trust Name)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

Delaware Ivy Accumulative Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	In excess of $3 billion	0.55% of net assets

Delaware Ivy Apollo Multi-Asset Income Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.61% of net assets
	In excess of $3 billion	0.58% of net assets

Delaware Ivy Apollo Strategic Income Fund	Net Assets	Fee
	Up to $1 billion	0.68% of net assets
	Over $1 billion and up to $2 billion	0.62% of net assets
	Over $2 billion and up to $3 billion	0.58% of net assets
	In excess of $3 billion	0.57% of net assets

Delaware Ivy Asset Strategy Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	Over $3 billion and up to $28 billion	0.55% of net assets
	Over $28 billion and up to $53 billion	0.545% of net assets
	In excess of $53 billion	0.54% of net assets

Delaware Ivy Balanced Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	Over $3 billion and up to $5 billion	0.55% of net assets
	Over $5 billion and up to $10 billion	0.54% of net assets
	In excess of $10 billion	0.53% of net assets

Delaware Ivy California Municipal High Income Fund	Net Assets	Fee
	Up to $500 million	0.525% of net assets
	Over $500 million and up to $1 billion	0.50% of net assets
	Over $1 billion and up to $1.5 billion	0.45% of net assets
	Over $1.5 billion and up to $5 billion	0.40% of net assets
	Over $5 billion and up to $10 billion	0.395% of net asset
	Over $10 billion and up to $15 billion	0.39% of net assets
	In excess of $15 billion	0.385% of net assets

Delaware Ivy Cash Management Fund	Net Assets	Fee
	Up to $1 billion	0.35% of net assets
	In excess of $1 billion	0.30% of net assets

Fund Name (Trust Name)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

Delaware Ivy Core Equity Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	Over $3 billion and up to $5 billion	0.55% of net assets
	Over $5 billion and up to $6 billion	0.525% of net assets
	Over $6 billion and up to $10 billion	0.50% of net assets
	In excess of $10 billion	0.49% of net assets

Delaware Ivy Corporate Bond Fund	Net Assets	Fee
	Up to $1 billion	0.475% of net assets
	Over $1 billion and up to $1.5 billion	0.45% of net assets
	In excess of $1.5 billion	0.40% of net assets

Delaware Ivy Crossover Credit Fund	Net Assets	Fee
	Up to $500 million	0.50% of net assets
	Over $500 million and up to $1 billion	0.45% of net assets
	Over $1 billion and up to $2.50 billion	0.425% of net assets
	Over $2.5 billion and up to $5 billion	0.40% of net assets
	In excess of $5 billion	0.375% of net assets

Delaware Ivy Emerging Markets Equity Fund	Net Assets	Fee
	Up to $500 million	1.00% of net assets
	Over $500 million and up to $1 billion	0.85% of net assets
	Over $1 billion and up to $2 billion	0.83% of net assets
	Over $2 billion and up to $3 billion	0.80% of net assets
	Over $3 billion and up to $5 billion	0.76% of net asset
	Over $5 billion and up to $10 billion	0.755% of net assets
	In excess of $10 billion	0.75% of net assets

Delaware Ivy Energy Fund	Net Assets	Fee
	Up to $1 billion	0.85% of net assets
	Over $1 billion and up to $2 billion	0.83% of net assets
	Over $2 billion and up to $3 billion	0.80% of net assets
	Over $3 billion and up to $5 billion	0.76% of net assets
	Over $5 billion and up to $10 billion	0.75% of net assets
	In excess of $10 billion	0.74% of net assets

Delaware Ivy Global Bond Fund	Net Assets	Fee
	Up to $500 million	0.625% of net assets
	Over $500 million and up to $1 billion	0.60% of net assets
	Over $1 billion and up to $1.5 billion	0.55% of net assets
	Over $1.5 billion and up to $5 billion	0.50% of net assets
	Over $5 billion and up to $10 billion	0.49% of net asset
	In excess of $10 billion	0.48% of net assets

Delaware Ivy Global Equity Income Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	Over $3 billion and up to $5 billion	0.55% of net assets
	Over $5 billion and up to $10 billion	0.545% of net assets
	In excess of $10 billion	0.54% of net assets

Fund Name (Trust Name)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

Delaware Ivy Global Growth Fund	Net Assets	Fee
	Up to $1 billion	0.85% of net assets
	Over $1 billion and up to $2 billion	0.83% of net assets
	Over $2 billion and up to $3 billion	0.80% of net assets
	Over $3 billion and up to $5 billion	0.70% of net assets
	Over $5 billion and up to $10 billion	0.695% of net assets
	In excess of $10 billion	0.69% of net assets

Delaware Ivy Government Money Market Fund	Net Assets	Fee
	Up to $1 billion	0.35% of net assets
	In excess of $1 billion	0.30% of net assets

Delaware Ivy Government Securities Fund	Net Assets	Fee
	Up to $500 million	0.50% of net assets
	Over $500 million and up to $1 billion	0.45% of net assets
	Over $1 billion and up to $1.5 billion	0.40% of net assets
	In excess of $1.5 billion	0.35% of net assets

Delaware Ivy High Income Fund	Net Assets	Fee
	Up to $500 million	0.625% of net assets
	Over $500 million and up to $1 billion	0.60% of net assets
	Over $1 billion and up to $1.5 billion	0.55% of net assets
	Over $1.5 billion and up to $10 billion	0.50% of net assets
	Over $10 billion and up to $20 billion	0.49% of net assets
	In excess of $20 billion	0.48% of net assets

Delaware Ivy International Small Cap Fund	Net Assets	Fee
	Up to $1 billion	1.00% of net assets
	Over $1 billion and up to $2 billion	0.95% of net assets
	Over $2 billion and up to $5 billion	0.90% of net assets
	In excess of $5 billion	0.85% of net assets

Delaware Ivy International Core Equity Fund	Net Assets	Fee
	Up to $1 billion	0.85% of net assets
	Over $1 billion and up to $2 billion	0.83% of net assets
	Over $2 billion and up to $3 billion	0.80% of net assets
	Over $3 billion and up to $5 billion	0.70% of net assets
	Over $5 billion and up to $10 billion	0.69% of net assets
	In excess of $10 billion	0.68% of net assets

Delaware Ivy Large Cap Growth	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	Over $3 billion and up to $5 billion	0.55% of net assets
	Over $5 billion and up to $10 billion	0.545% of net assets
	In excess of $10 billion	0.54% of net assets

Delaware Ivy LaSalle Global Real Estate Fund	Net Assets	Fee
	Up to $1 billion	0.95% of net assets
	Over $1 billion and up to $2 billion	0.92% of net assets
	Over $2 billion and up to $3 billion	0.87% of net assets
	Over $3 billion and up to $5 billion	0.84% of net assets
	Over $5 billion and up to $10 billion	0.82% of net assets
	In excess of $10 billion	0.80% of net assets

Fund Name (Trust Name)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

Delaware Ivy Limited-Term Bond Fund	Net Assets	Fee
	Up to $500 million	0.50% of net assets
	Over $500 million and up to $1 billion	0.45% of net assets
	Over $1 billion and up to $1.5 billion	0.40% of net assets
	Over $1.5 billion and up to $5 billion	0.35% of net assets
	Over $5 billion and up to $10 billion	0.34% of net assets
	In excess of $10 billion	0.33% of net assets

Delaware Ivy Managed International Opportunities Fund	A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.

Delaware Ivy Mid Cap Growth Fund	Net Assets	Fee
	Up to $1 billion	0.85% of net assets
	Over $1 billion and up to $2 billion	0.83% of net assets
	Over $2 billion and up to $3 billion	0.80% of net assets
	Over $3 billion and up to $5 billion	0.76% of net assets
	Over $5 billion and up to $10 billion	0.73% of net assets
	Over $10 billion and up to $15 billion	0.70% of net assets
	In excess of $15 billion	0.67% of net assets

Delaware Ivy Mid Cap Income Opportunities Fund	Net Assets	Fee
	Up to $1 billion	0.85% of net assets
	Over $1 billion and up to $2 billion	0.83% of net assets
	Over $2 billion and up to $3 billion	0.80% of net assets
	Over $3 billion and up to $5 billion	0.76% of net assets
	Over $5 billion and up to $10 billion	0.73% of net assets
	Over $10 billion and up to $15 billion	0.70% of net assets
	In excess of $15 billion	0.67% of net assets

Fund Name (Trust Name)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

Delaware Ivy Municipal Bond Fund	Net Assets	Fee
	Up to $500 million	0.525% of net assets
	Over $500 million and up to $1 billion	0.50% of net assets
	Over $1 billion and up to $1.5 billion	0.45% of net assets
	Over $1.5 billion and up to $5 billion	0.40% of net assets
	Over $5 billion and up to $10 billion	0.395% of net assets
	Over $10 billion and up to $15 billion	0.39% of net assets
	In excess of $15 billion	0.385% of net assets

Delaware Ivy Municipal High Income Fund	Net Assets	Fee
	Up to $500 million	0.525% of net assets
	Over $500 million and up to $1 billion	0.50% of net assets
	Over $1 billion and up to $1.5 billion	0.45% of net assets
	Over $1.5 billion and up to $5 billion	0.40% of net assets
	Over $5 billion and up to $10 billion	0.395% of net assets
	Over $10 billion and up to $15 billion	0.39% of net assets
	In excess of $15 billion	0.385% of net assets

Delaware Ivy Natural Resources Fund	Net Assets	Fee
	Up to $1 billion	0.85% of net assets
	Over $1 billion and up to $2 billion	0.83% of net assets
	Over $2 billion and up to $3 billion	0.80% of net assets
	Over $3 billion and up to $5 billion	0.76% of net assets
	Over $5 billion and up to $10 billion	0.73% of net assets
	In excess of $10 billion	0.70% of net assets

Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	Net Assets	Fee
	Up to $1 billion	0.75% of net assets
	Over $1 billion and up to $2 billion	0.725% of net assets
	Over $2 billion and up to $5 billion	0.70% of net assets
	Over $5 billion and up to $10 billion	0.675% of net assets
	In excess of $10 billion	0.65% of net assets

Delaware Ivy Pictet Targeted Return Bond Fund	Net Assets	Fee
	Up to $1 billion	0.90% of net assets
	Over $1 billion and up to $2 billion	0.85% of net assets
	Over $2 billion and up to $5 billion	0.80% of net assets
	In excess of $5 billion	0.75% of net assets

Delaware Ivy PineBridge High Yield Fund	Net Assets	Fee
	Up to $500 million	0.625% of net assets
	Over $500 million and up to $1 billion	0.60% of net assets
	Over $1 billion and up to $1.5 billion	0.55% of net assets
	Over $1.5 billion and up to $10 billion	0.50% of net assets
	Over $10 billion and up to $20 billion	0.49% of net assets
	In excess of $20 billion	0.48% of net assets

Fund Name (Trust Name)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	Net Assets	Fee
	Up to $1 billion	0.50% of net assets
	Over $1 billion and up to $2 billion	0.48% of net assets
	Over $2 billion and up to $5 billion	0.46% of net assets
	In excess of $5 billion	0.45% of net assets

Delaware Ivy ProShares MSCI ACWI Index Fund	Net Assets	Fee
	Up to $1 billion	0.45% of net assets
	Over $1 billion and up to $2 billion	0.43% of net assets
	Over $2 billion and up to $5 billion	0.41% of net assets
	In excess of $5 billion	0.40% of net assets

Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	Net Assets	Fee
	Up to $1 billion	0.40% of net assets
	Over $1 billion and up to $2 billion	0.38% of net assets
	Over $2 billion and up to $5 billion	0.36% of net assets
	In excess of $5 billion	0.35% of net assets

Delaware Ivy ProShares S&P 500 Bond Index Fund	Net Assets	Fee
	Up to $1 billion	0.20% of net assets
	Over $1 billion and up to $2 billion	0.18% of net assets
	Over $2 billion and up to $5 billion	0.16% of net assets
	In excess of $5 billion	0.15% of net assets

Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	Net Assets	Fee
	Up to $1 billion	0.35% of net assets
	Over $1 billion and up to $2 billion	0.33% of net assets
	Over $2 billion and up to $5 billion	0.31% of net assets
	In excess of $5 billion	0.30% of net assets

Delaware Ivy Pzena International Value Fund	Net Assets	Fee
	Up to $500 million	1.00% of net assets
	Over $500 million and up to $1 billion	0.85% of net assets
	Over $1 billion and up to $2 billion	0.83% of net assets
	Over $2 billion and up to $3 billion	0.80% of net assets
	Over $3 billion and up to $5 billion	0.76% of net assets
	Over $5 billion and up to $10 billion	0.73% of net assets
	In excess of $10 billion	0.70% of net assets

Delaware Ivy Science & Technology Fund	Net Assets	Fee
	Up to $1 billion	0.85% of net assets
	Over $1 billion and up to $2 billion	0.83% of net assets
	Over $2 billion and up to $3 billion	0.80% of net assets
	Over $3 billion and up to $8 billion	0.76% of net assets
	Over $8 billion and up to $13 billion	0.755% of net assets
	In excess of $13 billion	0.75% of net assets

Fund Name (Trust Name)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

Delaware Ivy Securian Core Bond Fund	Net Assets	Fee
	Up to $500 million	0.525% of net assets
	Over $500 million and up to $1 billion	0.50% of net assets
	Over $1 billion and up to $1.5 billion	0.45% of net assets
	Over $1.5 billion and up to $5 billion	0.40% of net assets
	Over $5 billion and up to $10 billion	0.395% of net assets
	In excess of $10 billion	0.39% of net assets

Delaware Ivy Securian Real Estate Securities Fund	Net Assets	Fee
	Up to $1 billion	0.90% of net assets
	Over $1 billion and up to $2 billion	0.87% of net assets
	Over $2 billion and up to $3 billion	0.84% of net assets
	Over $3 billion and up to $5 billion	0.80% of net assets
	Over $5 billion and up to $10 billion	0.76% of net assets
	In excess of $10 billion	0.72% of net assets

Delaware Ivy Small Cap Core Fund	Net Assets	Fee
	Up to $1 billion	0.85% of net assets
	Over $1 billion and up to $2 billion	0.83% of net assets
	Over $2 billion and up to $3 billion	0.80% of net assets
	Over $3 billion and up to $5 billion	0.76% of net assets
	Over $5 billion and up to $10 billion	0.73% of net assets
	In excess of $10 billion	0.72% of net assets

Delaware Ivy Small Cap Growth Fund	Net Assets	Fee
	Up to $1 billion	0.85% of net assets
	Over $1 billion and up to $2 billion	0.83% of net assets
	Over $2 billion and up to $3 billion	0.80% of net assets
	Over $3 billion and up to $5 billion	0.76% of net assets
	Over $5 billion and up to $10 billion	0.73% of net assets
	In excess of $10 billion	0.72% of net assets

Ivy Value Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	Over $3 billion and up to $5 billion	0.55% of net assets
	Over $5 billion and up to $10 billion	0.545% of net assets
	In excess of $10 billion	0.54% of net assets

Delaware Ivy Wilshire Global Allocation Fund - Predecessor Strategy	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	In excess of $3 billion	0.55% of net assets

Fund Name (Trust Name)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

Delaware Ivy Wilshire Global Allocation Fund - Successor Strategy	Net Assets	Fee
	Up to $500 million	0.06% of net assets
	Over $500 million and up to $1 billion	0.05% of net assets
	Over $1 billion and up to $2 billion	0.04% of net assets
	In excess of $2 billion	0.03% of net assets

Delaware Ivy VIP Asset Strategy	Up to $1 billion	0.70%
	Over $1 billion and up to $2 billion	0.65%
	Over $2 billion and up to $3 billion	0.60%
	Over $3 billion	0.55%

Delaware Ivy VIP Balanced	Up to $1 billion	0.70%
	Over $1 billion and up to $2 billion	0.65%
	Over $2 billion and up to $3 billion	0.60%
	Over $3 billion	0.55%

Delaware Ivy VIP Core Equity	Up to $1 billion	0.70%
	Over $1 billion and up to $2 billion	0.65%
	Over $2 billion and up to $3 billion	0.60%
	Over $3 billion	0.55%

Delaware Ivy VIP Corporate Bond	Up to $1 billion	0.475%
	Over $1 billion and up to $1.5 billion	0.450%
	Over $1.5 billion	0.400%

Delaware Ivy VIP Energy	Up to $1 billion	0.85%
	Over $1 billion and up to $2 billion	0.83%
	Over $2 billion and up to $3 billion	0.80%
	Over $3 billion	0.76%

Delaware Ivy VIP Global Bond	Up to $500 million	0.625%
	Over $500 million and up to $1 billion	0.600%
	Over $1 billion and up to $1.5 billion	0.550%
	Over $1.5 billion	0.500%

Delaware Ivy VIP Global Equity Income	Up to $1 billion	0.70%
	Over $1 billion and up to $2 billion	0.65%
	Over $2 billion and up to $3 billion	0.60%
	Over $3 billion	0.55%

Delaware Ivy VIP Global Growth	Up to $1 billion	0.85%
	Over $1 billion and up to $2 billion	0.83%
	Over $2 billion and up to $3 billion	0.80%
	Over $3 billion	0.76%

Delaware Ivy VIP Government Money Market	Up to $1 billion	0.35%
	Over $1 billion	0.30%

Fund Name (Trust Name)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

Delaware Ivy VIP Growth	Up to $1 billion	0.70%
	Over $1 billion and up to $2 billion	0.65%
	Over $2 billion and up to $3 billion	0.60%
	Over $3 billion	0.55%

Delaware Ivy VIP High Income	Up to $500 million	0.625%
	Over $500 million and up to $1 billion	0.600%
	Over $1 billion and up to $1.5 billion	0.550%
	Over $1.5 billion	0.500%

Delaware Ivy VIP International Core Equity	Up to $1 billion	0.85%
	Over $1 billion and up to $2 billion	0.83%
	Over $2 billion and up to $3 billion	0.80%
	Over $3 billion	0.76%

Delaware Ivy VIP Limited-Term Bond	Up to $500 million	0.50%
	Over $500 million and up to $1 billion	0.45%
	Over $1 billion and up to $1.5 billion	0.40%
	Over $1.5 billion	0.35%

Delaware Ivy VIP Mid Cap Growth	Up to $1 billion	0.85%
	Over $1 billion and up to $2 billion	0.83%
	Over $2 billion and up to $3 billion	0.80%
	Over $3 billion	0.76%

Delaware Ivy VIP Natural Resources	Up to $1 billion	0.85%
	Over $1 billion and up to $2 billion	0.83%
	Over $2 billion and up to $3 billion	0.80%
	Over $3 billion and up to $5 billion	0.76%
	Over $5 billion and up to $10 billion	0.73%
	Over $10 billion	0.70%

Delaware Ivy VIP Science and Technology	Up to $1 billion	0.85%
	Over $1 billion and up to $2 billion	0.83%
	Over $2 billion and up to $3 billion	0.80%
	Over $3 billion	0.76%

Delaware Ivy VIP Small Cap Growth	Up to $1 billion	0.85%
	Over $1 billion and up to $2 billion	0.83%
	Over $2 billion and up to $3 billion	0.80%
	Over $3 billion	0.76%

Delaware Ivy VIP Value	Up to $1 billion	0.70%
	Over $1 billion and up to $2 billion	0.65%
	Over $2 billion and up to $3 billion	0.60%
	Over $3 billion	0.55%

Delaware Ivy VIP Pathfinder Aggressive	All net assets	0.00%

Fund Name (Trust Name)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

Delaware Ivy VIP Pathfinder Moderately Aggressive	All net assets	0.00%

Delaware Ivy VIP Pathfinder Moderate	All net assets	0.00%

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	Up $500 million	0.20%
	Over $500 million and up to $1 billion	0.17%
	Over $1 billion	0.15%

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	Up $500 million	0.20%
	Over $500 million and up to $1 billion	0.17%
	Over $1 billion	0.15%

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	Up $500 million	0.20%
	Over $500 million and up to $1 billion	0.17%
	Over $1 billion	0.15%

Delaware Ivy VIP Pathfinder Moderately Conservative	All net assets	0.00%

Delaware Ivy VIP Pathfinder Conservative	All net assets	0.00%

Delaware Ivy VIP Securian Real Estate Securities	Up to $1 billion	0.90%
	Over $1 billion and up to $2 billion	0.87%
	Over $2 billion and up to $3 billion	0.84%
	Over $3 billion	0.80%

Delaware Ivy VIP Small Cap Core	Up to $1 billion	0.85%
	Over $1 billion and up to $2 billion	0.83%
	Over $2 billion and up to $3 billion	0.80%
	Over $3 billion	0.76%

Payments to Sub-Advisors

The Unaffiliated Sub-Advisors were paid the following fees during the annual period from April 2020 through March 2021.

Fund/Sub-Advisor	Sub-Advisory Fees as a percentage of a Fund’s average daily net assets
Delaware Ivy LaSalle Global Real Estate Fund/LaSalle	0.48%
Delaware Ivy Pzena International Value Fund/Pzena	0.45%
Delaware Ivy Securian Core Bond Fund/Securian	0.26%
Delaware Ivy Securian Real Estate Securities Fund/Securian	0.43%
Delaware Ivy Wilshire Global Allocation Fund/Wilshire	0.53%
Delaware Ivy Apollo Multi-Asset Income Fund/Apollo	0.90%
Delaware Ivy Apollo Strategic Income Fund/Apollo	0.90%
Delaware Ivy International Small Cap Fund/Mackenize	0.50%
Delaware Ivy Apollo Multi-Asset Income Fund/LaSalle	0.64%
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund/Pictet	0.40%
Delaware Ivy Pictet Targeted Return Bond Fund/Pictet	0.50%
Delaware Ivy PineBridge High Yield Fund/PineBridge	0.35%
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund/Proshares	0.25%
Delaware Ivy ProShares MSCI ACWI Index Fund/ProShares	0.23%
Delaware Ivy ProShares Russell 200 Dividend Growers Index Fund/ProShares	0.20%
Delaware Ivy S&P 500 Bond Index Fund/ProShares	0.10%
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund/ProShares	0.18%
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility Portfolio/Securian	0.19%
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility Portfolio/Securian	0.20%
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility Portfolio/Securian	0.20%
Delaware Ivy VIP Securian Real Estate Securities Portfolio/Securian	0.44%

EXHIBIT B

The Affiliated Sub-Advisers provide the services indicated by the chart below.
A:	MFMHK provides equity trading and MIMGL provides equity trading and quantitative support.
B:
MIMAK, MIMEL and MIMGL each provide portfolio management, trading services and investment research and recommendations.  In addition, MIMGL provides equity trading and quantitative support; MFMHKL provides equity trading.

C:	MIMAK, MIMEL and MIMGL each provide portfolio management, trading services and investment research and recommendations.

Fund	Platform	Affiliated Sub-Advisor(s)	Service(s)
Delaware Ivy Mid Cap Growth	Equity	MFMHK, MIMGL	A
Delaware Ivy Mid Cap Income Opportunities	Equity	MFMHK, MIMGL	A
Delaware Ivy Large Cap Growth	Equity	MFMHK, MIMGL	A
Delaware Ivy Core Equity	Equity	MFMHK, MIMGL	A
Delaware Ivy Global Growth	Equity	MFMHK, MIMGL	A
Delaware Ivy Science & Technology	Equity	MFMHK, MIMGL	A
Delaware Ivy Intl Core Equity	Equity	MFMHK, MIMGL	A
Delaware Ivy Managed Intl Opportunities	Equity	MFMHK, MIMGL	A
Delaware Ivy Accumulative	Equity	MFMHK, MIMGL	A
Delaware Ivy Small Cap Growth	Equity	MFMHK, MIMGL	A
Delaware Ivy Small Cap Core	Equity	MFMHK, MIMGL	A
Delaware Ivy International Small Cap	Equity	MFMHK, MIMGL	A
Delaware Ivy Global Equity Income	Equity	MFMHK, MIMGL	A
Delaware Ivy Value	Equity	MFMHK, MIMGL	A
Delaware Ivy Emerging Markets Equity	Equity	MFMHK, MIMGL	A
Delaware Ivy Energy	Equity	MFMHK, MIMGL	A
Delaware Ivy Natural Resources	Equity	MFMHK, MIMGL	A
Delaware Ivy Balanced	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B
Delaware Ivy Asset Strategy	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B
Delaware Ivy Wilshire Global Allocation	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B

Fund	Platform	Affiliated Sub-Advisor(s)	Service(s)
Delaware Ivy Apollo Multi-Asset Income	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B
Delaware Ivy Limited Term Bond	Fixed Income	MIMEL, MIMGL, MIMAK	C
Delaware Ivy Government Securities	Fixed Income	MIMEL, MIMGL, MIMAK	C
Delaware Ivy High Income	Fixed Income	MIMEL, MIMGL, MIMAK	C
Delaware Ivy Corporate Bond	Fixed Income	MIMEL, MIMGL, MIMAK	C
Delaware Ivy Crossover Credit	Fixed Income	MIMEL, MIMGL, MIMAK	C
Delaware Ivy Global Bond	Fixed Income	MIMEL, MIMGL, MIMAK	C
Delaware Ivy VIP Mid Cap Growth	Equity	MFMHK, MIMGL	A
Delaware Ivy VIP Growth	Equity	MFMHK, MIMGL	A
Delaware Ivy VIP Core Equity	Equity	MFMHK, MIMGL	A
Delaware Ivy VIP Global Growth	Equity	MFMHK, MIMGL	A
Delaware Ivy VIP Science and Technology	Equity	MFMHK, MIMGL	A
Delaware Ivy VIP International Core Equity	Equity	MFMHK, MIMGL	A
Delaware Ivy VIP Small Cap Growth	Equity	MFMHK, MIMGL	A
Delaware Ivy VIP Small Cap Core	Equity	MFMHK, MIMGL	A
Delaware Ivy VIP Global Equity Income	Equity	MFMHK, MIMGL	A
Delaware Ivy VIP Natural Resources	Equity	MFMHK, MIMGL	A
Delaware Ivy VIP Energy	Equity	MFMHK, MIMGL	A
Delaware Ivy VIP Value	Equity	MFMHK, MIMGL	A
Delaware Ivy VIP Balanced	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B
Delaware Ivy VIP Asset Strategy	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B
Delaware Ivy VIP Pathfinder Conservative	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B
Delaware Ivy VIP Pathfinder Moderately Conservative	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B
Delaware Ivy VIP Pathfinder Moderate	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B
Delaware Ivy VIP Pathfinder Moderately Aggressive	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B
Delaware Ivy VIP Pathfinder Aggressive	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B
Delaware Ivy VIP Pathfinder Mod Conservative Mgd Vol	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B

Fund	Platform	Affiliated Sub-Advisor(s)	Service(s)
Delaware Ivy VIP Pathfinder Moderate Mgd Vol	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B
Delaware Ivy VIP Pathfinder Mod Aggressive Mgd Vol	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B
Delaware Ivy VIP Limited-Term Bond	Fixed Income	MIMEL, MIMGL, MIMAK	C
Delaware Ivy VIP Corporate Bond	Fixed Income	MIMEL, MIMGL, MIMAK	C
Delaware Ivy VIP High Income	Fixed Income	MIMEL, MIMGL, MIMAK	C
Delaware Ivy VIP Global Bond	Fixed Income	MIMEL, MIMGL, MIMAK	C

EXHIBIT C

Board Considerations in Approving DMC/Sub-Advisory Agreements

Because there was no change of control of any of the Unaffiliated Sub-Advisors with respect to the Transaction and because the new Unaffiliated Sub-advisory Agreements with DMC were substantially similar to the prior Unaffiliated Sub-Advisors’ agreements with IICO, the Board considered the information previously provided by the Unaffiliated Sub-Advisors during the Board’s most recent annual contract renewal meeting or the meeting where an Unaffiliated Sub-Advisor was initially hired if the Unaffiliated Sub-Advisor was still within the initial term of its Unaffiliated Sub-Advisory Agreement.  As a result, the Board focused primarily on the approval of DMC (and its Affiliated Sub-Advisors) and the terms of the DMC Advisory Agreement.  Below is a description of the Board’s considerations.

At Meeting, the Board, including the Board’s Independent Trustees, considered and unanimously approved the DMC Advisory Agreements between the Trusts, on behalf of each Fund, and DMC. The Board also determined to recommend that shareholders of each Fund approve the proposed DMC Advisory Agreements. The Board’s Independent Trustees reviewed the approval of the DMC Advisory Agreement in executive sessions with their independent legal counsel at which no representatives of DMC or IICO were present. In voting their approval of the proposed Management Agreement at the Meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.
Background for the Board Approvals
At a meeting held on December 17, 2020, representatives of WDR, IICO and DMC met with the Board to discuss the merger agreement with Macquarie, pursuant to which Macquarie would acquire WDR. The Independent Trustees were advised that the Transaction, if completed, would constitute a change of control event and result in the termination of the IICO investment advisory agreements. The Independent Trustees were also advised that it was proposed that DMC, a wholly-owned subsidiary of Macquarie, would serve as the investment adviser to each Fund after the closing of the Transaction and that the Board would be asked to consider approval of the terms and conditions of the DMC Advisory Agreements with DMC and thereafter to submit the DMC Advisory Agreements to each Fund’s shareholders for approval.
In anticipation of the Transaction, the Trustees met at a series of subsequent meetings on January 6, 2021, January 9, 2021, and January 12, 2021, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the DMC Advisory Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a “Board Meeting”). During each of these Board Meetings, the Board sought additional and clarifying information as they deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the “Diligence Requests”) that were submitted to DMC. The Diligence Requests sought information relevant to the Boards’ consideration of the DMC Advisory Agreements and distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. DMC provided documents and information in response to the Diligence Requests (the “Response Materials”). Senior management representatives of DMC, WDR and IICO participated in a portion of each Board Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel, who advised them on, among other things, their duties and obligations relating to their consideration of the DMC Advisory Agreements.
The Board’s evaluation of the DMC Advisory Agreements reflected the information provided specifically in connection with its review of the DMC Advisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the IICO investment advisory agreements at a meeting of the Board on August 11-12, 2020 (“2020 15(c) Board Meeting”) and at other subsequent Board meetings in 2020. The Board’s evaluation of the DMC Advisory Agreements also reflected the knowledge gained as Trustees of the Funds with respect to services provided by IICO and its affiliates.
The Board’s approvals and recommendations were based on their determination, within their business judgment, that it would be in the best interests of each Fund and the Fund’s respective shareholders, for  DMC to provide investment advisory services to the Funds, following the closing of the Transaction.
Factors Considered in Approving the Proposed DMC Advisory Agreements

In connection with the Board’s consideration of the DMC Advisory Agreements, DMC and IICO advised the Board about a variety of matters, including the following:

•
The nature, extent, and quality of the services to be provided to the Funds by DMC post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by IICO.

•	DMC’s stated commitment to maintaining and enhancing the Ivy Fund Complex shareholder experience.
•	DMC does not propose changes to the investment objective(s) of any Funds.
•	The DMC Advisory Agreement do not change any Fund’s contractual advisory fee rate.
•
The portfolio managers and portfolio management teams at IICO that manage the Funds are expected to continue to do so post-Transaction as employees of Macquarie, if they choose to become employees of Macquarie.

•	DMC proposes that the same Unaffiliated Sub-Advisors be retained post-Transaction.
•	DMC may utilize certain Affiliated Sub-Advisors to leverage Macquarie’s global equity and/or global fixed income investment platform in providing advisory, trading and other services to the Funds.

•
Delaware Distributors, L.P.’s (“DDLP”) distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

•	The support expressed by the current senior management team at IICO for the Transaction and IICO’s recommendation that the Board approve the DMC Advisory Agreements.
•
The commitments of Macquarie and WDR to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

•	In addition to the matters noted above, in their deliberations regarding approval of the DMC Advisory Agreements, the Board considered the factors discussed below, among others.
The Nature, Extent, and Quality of Services Expected to be Provided by DMC.  The Board received and considered information regarding the nature, extent and quality of services expected to be provided by DMC. In evaluating the nature, extent and quality of services to be provided by DMC, the Board considered information provided by DMC regarding its advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition (both pre- and post-Closing). The Board also considered the capabilities, resources, and personnel of DMC, including senior and other personnel of IICO who had been extended offers to join DMC, in order to determine whether DMC is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to DMC. The Board recognized that the IICO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board also considered the policies and practices of DMC regarding the selection of broker/dealers and the execution of portfolio transactions. The Board considered the resources and infrastructure that DMC intends to devote to its compliance program to ensure compliance with applicable laws and regulations as well as DMC’s commitment to those programs. The Board also considered the resources that DMC has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by DMC related to its business, legal, and regulatory affairs. This review considered the resources available to DMC to provide the services specified under the DMC Advisory Agreements. The Board considered DMC’s financial condition, including the financing of the Transaction, and noted that DMC is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.  Finally, the Board considered that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by DMC compared to those currently provided by IICO.

The Board considered that, while it was proposed that DMC would become the investment adviser to the Funds, the same portfolio managers and portfolio management teams at IICO that manage Funds are expected to continue to do so after the Transaction as employees of Macquarie if they choose to become employees of Macquarie. The Board determined that they had considered the qualifications of the portfolio managers at IICO at the 2020 15(c) Board Meeting.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure post-Transaction, with expanded relief provided that Fund shareholders approved relying on DMC’s manager-of-managers relief. The Board considered that DMC’s experience in allocating assets to, and overseeing the advisory services of, its sub-advisers, was similar to IICO’s role in allocating assets to and overseeing the advisory services provided by the current sub-advisers to the Funds, as applicable.  The Board considered that DMC may utilize certain affiliated sub-advisors to leverage Macquarie’s global equity and/or global fixed income investment platform in providing advisory, trading and other services to the Funds.

The Board considered that the terms and conditions of the DMC Advisory Agreements are substantially similar to the terms and conditions of the IICO investment advisory agreements.

After review of these and other considerations, the Board concluded that DMC will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by IICO, and that these services are appropriate in nature and extent in light of the Funds’ operations and investor needs.

Performance of the Funds. With respect to the performance of the Funds, the Board considered their review at the 2020 15(c) Board Meeting of peer group and benchmark investment performance comparison data relating to each Fund’s long-term performance record for similar accounts. The Board considered that information reviewed at the 2020 15(c) Board Meeting would be relevant given that the Funds are expected to retain their current portfolio managers, portfolio management teams or unaffiliated Sub-Advisors. Based on information presented to the Board at the 2020 15(c) Board Meeting and its discussions with DMC, the Board concluded that DMC is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, strategies and restrictions.
Fees to Be Paid to DMC and Expenses of the Funds. The Board considered that they had reviewed each Fund’s existing advisory fee rate at the 2020 15(c) Board Meeting. The Board considered that the DMC Advisory Agreements do not change any Fund’s contractual advisory fee rate.  The Board also considered that DMC and IICO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an “unfair burden” on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the change of control event, for so long as the requirements of Section 15(f) apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by DMC. The Board concluded that the retention of DMC was unlikely to impose an unfair burden on the Funds’ because, after the Transaction, none of IICO, DMC, DDLP, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that DMC’s advisory fee is fair and reasonable in light of the nature, extent and quality of services to be provided to the Fund under the DMC Advisory Agreements.
Extent to Which DMC May Realize Economies of Scale as the Funds Grow Larger and Whether Fee Levels Reflect These Economies of Scale for the Benefit of the Funds’ Shareholders. The Board considered potential or anticipated economies of scale in relation to the services DMC would provide to each Fund. The Board considered that the DMC Advisory Agreements include the same advisory fee breakpoints for the same Funds as the IICO investment advisory agreements. The Board also considered DMC’s representation that the significant increase in its assets under management post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board also considered DMC’s representation that it expected to realize economies of scale in connection with the operation of the Funds, specifically by achieving operational efficiencies, cost synergies and possible consolidation of service providers and vendors. The Board noted that they will have the opportunity to periodically re-examine whether a Fund or the respective Trust has achieved economies of scale, and the appropriateness of investment advisory fees payable to DMC, in the future.
Profits to be Realized by DMC and its Affiliates from Their Relationship with the Trusts. The Board considered the benefits DMC and its affiliates may derive from their relationship with the Funds. The Board also considered information on DMC’s profitability that was provided to the board of trustees of the Delaware Funds by Macquarie complex in connection with their most recent 15(c) process. The Board considered DMC’s representation that the fully integrated Ivy Fund Complex, including investments to support ongoing growth, was expected to have an overall marginally positive impact on DMC’s overall financial profitability. The Board considered that the expected profitability of DMC and its affiliates was not excessive in light of the nature, extent and quality of the services to be provided to each Fund. The Board noted the difficulty of accurately projecting profitability under the current circumstances and noted that they would have the opportunity to give further consideration to DMC’s profitability with respect to the Funds at the end of the initial two-year term of the DMC Advisory Agreements.
Fall-Out Benefits to DMC and its Affiliates. The Board considered the possible fall-out benefits and other types of benefits that may accrue to DMC and its affiliates. The Board noted that the Transaction provides DMC and its affiliates the opportunity to deliver investment products and services to the WDR network.  The Board considered that the Transaction, if completed, would significantly increase DMC’s assets under management and expand DMC’s investment capabilities and relationships with certain wealth management intermediaries. Specifically, the Board considered that upon completion of the Transaction, Macquarie has agreed to sell WDR’s wealth management platform to LPL Financial Holdings Inc.  This increased size and diversification could facilitate DMC’s continued investment in its business and products, which DMC would be able to leverage across a broader base of assets. DMC also would be able to use trading commission credits from the Funds’ transactions in securities to “purchase” third-party research and execution services to support its investment process. Based on their review, the Boards determined that any “fall-out” benefits and other types of benefits that may accrue to DMC are fair and reasonable.
Conclusions. Based on the foregoing and other relevant considerations, at the January 2021 Meeting, the Board, including a majority of the Independent Trustees, acting within their business judgment, (1) concluded that the terms of the DMC Advisory Agreements are fair and reasonable and that approval of the DMC Advisory Agreements is in the best interests of each Fund and its respective shareholders, (2) voted to approve the DMC Advisory Agreements, and (3) voted to recommend approval of the DMC Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of their decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the DMC Advisory Agreements and to recommend approval of the DMC Advisory Agreements by shareholders of the Funds.

EXHIBIT D
NUMBER OF SHARES OF EACH FUND OUTSTANDING
As of the Record Date

DELAWARE IVY ACCUMULATIVE FUND
Class B: 11,247.033
Class R6: 15,107.095
Class C: 380,373.302
Class I: 26,058,247.408
Class A: 101,815,600.264

DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND
Class B: 42,998.770
Class R6: 6,279.509
Class I: 37,511,396.388
Class A: 77,311,359.406

DELAWARE IVY GOVERNMENT SECURITIES FUND
Class R6: 26,914,408.239
Class C: 272,846.764
Class I: 24,758,689.883
Class B: 6,154.021
Class A: 14,533,878.085

DELAWARE IVY PZENA INTL VALUE FUND
Class R6: 4,597,038.208
Class C: 39,549.866
Class I: 5,949,590.986
Class B: 1,094.469
Class A: 3,493,097.576
Class Y: 57,646.227
Class R: 370.117

DELAWARE IVY PICTET EMERGING MARKET LOCAL CURRENCY DEBT FUND
Class R6: 3,632,909.221
Class C: 10,961.481
Class I: 3,464,923.645
Class A: 314,401.783
Class Y: 28,972.062

DELAWARE IVY ENGERY FUND
Class R6: 535,865.817
Class C: 1,517,462.782
Class I: 13,728,956.388
Class B: 38,282.316
Class A: 11,552,071.066
Class Y: 1,171,155.393
Class R: 3,623,800.094

DELAWARE IVY BALANCED FUND
Class R6: 378,367.195
Class C: 5,932,008.466
Class I: 30,375,440.881
Class B: 174,410.686
Class A: 54,897,785.413
Class Y: 578,685.933

Class R: 405,688.798

DELAWARE IVY SECURIAN CORE BOND FUND
Class R6: 17,327,660.012
Class C: 872,876.705
Class E: 443,024.065
Class I: 67,402,339.798
`	Class B: 11,402.521
Class A: 19,353,559.851
Class Y: 642,326.620
Class R: 85,296.430

DELAWARE IVY INTERNATIONAL CORE EQUITY FUND
Class R6:  22,499,810.595
Class C: 3,438,100.765
Class E: 381,835.180
Class I: 66,824,737.853
Class B: 18,017.259
Class Y: 4,158,219.581
Class R: 2,673,685.671

DELAWARE IVY CORE EQUITY FUND
Class R6: 3,992,114.674
Class C: 2,109,359.628
Class E: 973,203.521
Class I: 50,950,568.505
Class B: 88,251.560
Class A: 183,311,748.308
Class Y: 1,254,325.015
Class R: 8,962.108

DELAWARE IVY SMALL CAP GROWTH FUND
Class R6: 7,711,812.948
Class C: 3,254,307.415
Class E: 663,468.321
Class I: 36,960,962.568
Class B: 66,794.399
Class A: 57,284,462.209
Class Y: 4,472,933.304
Class R: 3,165,440.365

DELAWARE IVY LIMITED-TERM BOND FUND
Class C: 1,930,865.404
Class E: 681,597.543
Class I: 52,845,386.115
Class B: 9,375.758
Class A: 37,446,833.907
Class Y: 251,057.074
Class R: 42,047.547

DELAWARE IVY EMERGING MARKETS EQUITY FUND
Class R6: 12,674,441.665
Class C: 2,304,855.613
Class I: 53,545,631.078
Class B: 9,517.560
Class A: 13,264,716.456
Class Y: 1,423,804.997
Class R: 374,969.431

DELAWARE IVY ASSET STRATEGY FUND
Class R6: 617,364.173
Class C: 5,584,474.283
Class E: 1,572,605.024
Class I: 27,215,263.278
Class B: 204,211.999
Class A: 64,253,125.817
Class Y: 4,250,832.307
Class R: 1,098,616.423

DELAWARE IVY SCIENCE & TECHNOLOGY FUND
Class R6: 1,787,009.574
Class C: 5,005,610.838
Class E: 655,384.703
Class I: 26,298,596.124
Class B: 117,788.399
Class A: 60,344,491.964
Class Y: 4,289,000.253
Class R: 1,596,351.896

DELAWARE IVY HIGH INCOME FUND
Class R6: 9,635,736.649
Class C: 41,819,147.248
Class E: 1,284,025.352
Class I: 250,880,461.310
Class B: 548,344.385
Class A: 252,027,210.401
Class Y: 17,740,849.688
Class R: 6,815,980.674

DELAWARE IVY MID CAP INCOME OPPORTUNITIES FUND
Class R6: 6,178,896.809
Class C: 1,443,289.448
Class I: 72,163,530.412
Class A: 10,515,192.417
Class Y: 2,325,215.300

DELAWARE IVY LASALLE GLOBAL REAL ESTATE FUND
Class R6: 1,267,585.679
Class C: 258,704.654
Class I: 5,443,975.748
Class B: 1,356.5640
Class A: 1,088,667.586
Class Y: 95,912.575
Class R: 82,619.642

DELAWARE IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND
Class R6: 9,589.288
Class C: 105,672.305
Class I: 8,532,335.782
Class B: 1,890.673
Class A: 4,991,782.709
Class Y: 11,728.377
Class R: 5,743.172

DELAWARE IVY PINEBRIDGE HIGH YIELD FUND
Class R6: 3,533,711.1450
Class I: 8,272,790.346
Class A: 1,374,730.096

DELAWARE IVY PICTET TARGETED RETURN BOND FUND
Class R6: 5,987,761.670
Class C: 67,204.484
Class I: 10,872,728.894
Class A: 1,293,457.430
Class Y: 31,340.000

DELAWARE IVY GLOBAL BOND FUND
Class R6: 6,267,411.902
Class C: 389,962.811
Class I: 25,282,802.481
Class B: 18,508.439
Class A: 17,141,266.869
Class Y: 56,781.531
Class R: 27,638.160

DELAWARE IVY NATURAL RESOURCES FUND
Class R6: 87,804.169
Class C: 290,196.713
Class E: 197,436.049
Class I: 5,395,935.247
Class B: 4,920.689
Class A: 10,576,830.261
Class Y: 786,248.841
Class R: 895,254.6810

DELAWARE IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND
Class R6: 1,091,621.318
Class E: 44,657.707
Class I: 6,200,271.112
Class A: 100,249.927

DELAWARE IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND
Class R6: 5,225,014.447
Class E: 153,520.411
Class I: 21,307,334.388
Class A: 268,812.298
Class R: 3,383.004

DELAWARE IVY GLOBAL GROWTH FUND
Class R6: 320,531.947
Class C: 103,722.065
Class I: 8,223,406.408
Class B: 1,519.375
Class A: 9,095,075.369
Class Y: 48,986.468
Class R: 15,996.765

DELAWARE IVY GLOBAL EQUITY INCOME FUND
Class R6: 1,686,618.410
Class C: 477,645.312
Class E: 372,391.8450
Class I: 18,773,826.189
Class B: 21,847.830
Class A: 21,758,898.100
Class Y: 144,546.016
Class R: 22,915.099

DELAWARE IVY SECURIAN REAL ESTATE SECURITIES FUND
Class R6: 19,802.153
Class C: 69,482.202
Class E: 101,790.902
Class I: 4,881,312.160
Class B: 5,228.952
Class A: 5,045,346.929
Class Y: 2,838,349.862
Class R: 20,546.337

DELAWARE IVY SMALL CAP CORE FUND
Class R6: 2,961,392.256
Class C: 1,086,016.783
Class I: 17,836,764.038
Class B: 8,750.895
Class A: 7,758,181.590
Class Y: 371,687.458
Class R: 1,101,962.836

DELAWARE IVY VALUE FUND
Class R6: 4,837,719.599
Class C: 273,211.045
Class I: 33,423,433.269
Class B: 13,301.337
Class A: 13,945,969.593
Class Y: 3,414.848
Class R: 408.891

DELAWARE IVY LARGE CAP GROWTH FUND
Class R6: 4,856,568.795
Class C: 2,905,970.793
Class E: 1,031,708.980
Class I: 85,993,668.326
Class B: 77,794.578
Class A: 90,701,445.259
Class Y: 967,256.132
Class R: 462,549.251

DELAWARE IVY MID CAP GROWTH FUND
Class R6: 19,388,093.505
Class C: 5,265,639.535
Class E: 547,738.745
Class B: 78,853.008
Class A: 63,883,669.145
Class Y: 8,806,128.346

DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND
Class R6: 120,564.8360
Class C: 761,634.019
Class I: 19,474,015.693
Class A: 7,832,083.905
Class Y: 10,562.985

DELAWARE IVY APOLLO STRATEGIC INCOME FUND
Class R6: 110,559.646
Class C: 482,669.354
Class I: 24,433,687.182
Class A: 8,515,474.515
Class Y: 14,560.4340

DELAWARE IVY INTERNATIONAL SMALL CAP FUND
Class R6: 3,717,315.500
Class C: 26,375.671
Class I: 4,057,728.699
Class A: 486,673.045
Class Y: 9,784.822

DELAWARE IVY CROSSOVER CREDIT FUND
Class R6: 559,018.589
Class I: 2,681,895.358
Class A: 643,549.493
Class Y: 113,938.683

DELAWARE IVY CORPORATE BOND FUND
Class R6: 7,833,677.780
Class C: 388,331.000
Class I: 70,037,758.471
Class B: 5,174.021
Class A: 51,631,122.552
Class Y: 39,808.917

DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND
Class E: 56,442.202
Class I: 3,218,379.347
Class A: 745,908.551

DELAWARE IVY PROSHARES S&P 500 BOND INDEX FUND
Class E: 88,347.933
Class I: 12,567,524.019
Class A: 191,708.311
Class R: 266.513

DELAWARE IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND
Class E: 119,105.247
Class I: 3,374,483.107
Class A: 365,909.531
Class R: 68,364.356

DELAWARE IVY VIP PATHFINDER MODERATE MANAGED VOLATILITY PORTFOLIO
Class II: 126,094,195.793

DELAWARE IVY VIP PATHFINDER MODERATELY AGRESSIVE MANAGED VOLATILITY PORTFOLIO
Class II: 17,217,324.964

DELAWARE IVY VIP PATHFINDER MODERATELY CONSERVATIVE MANAGED VOLATILITY PORTFOLIO
Class II: 15,310,417.202

DELAWARE IVY VIP PATHFINDER AGGRESSIVE PORTFOLIO
Class II: 13,854,564.584

DELAWARE IVY VIP PATHFINDER CONSERVATIVE PORTFOLIO
Class II: 20,657,512.526

DELAWARE IVY VIP PATHFINDER MODERATE PORTFOLIO
Class II: 123,581,389.438

DELAWARE IVY VIP PATHFINDER MODERATELY AGGRESSIVE PORTFOLIO
Class II: 148,261,548.604

DELAWARE IVY VIP PATHFINDER MODERATELY CONSERVATIVE PORTFOLIO
Class II: 36,149,176.758

DELAWARE IVY VIP VALUE PORTFOLIO
Class II: 59,045,879.767

DELAWARE IVY VIP SCIENCE AND TECHNOLOGY PORTFOLIO
Class I: 50,081.735
Class II: 17,964,021.6920

DELAWARE IVY VIP ASSET STRATEGIES PORTFOLIO
Class I: 121,062.187
Class II: 69,223,551.117

DELAWARE IVY VIP CORPORATE BOND PORTFOLIO
Class II: 131,117,659.667

DELAWARE IVY VIP HIGH INCOME PORTFOLIO
Class I: 6,245,300.701
Class II: 267,859,035.942

DELAWARE IVY VIP GROWTH PORTFOLIO
Class II: 78,963,990.955

DELAWARE IVY VIP CORE EQUITY PORTFOLIO
Class II: 46,819,579.435

DELAWARE IVY VIP GLOBAL GROWTH PORTFOLIO
Class II: 35,196,335.786

DELAWARE IVY VIP SMALL CAP GROWTH PORTFOLIO
Class I: 4,962,143.284
Class II: 36,534,990.995

DELAWARE IVY VIP BALANCED PORTFOLIO
Class II: 40,070,702.464

DELAWARE IVY VIP INTERNATIONAL CORE EQUITY PORTFOLIO
Class II: 35,862,157.763

DELAWARE IVY VIP SMALL CAP CORE PORTFOLIO
Class II: 11,797,357.589

DELAWARE IVY VIP GLOBAL EQUITY INCOME PORTFOLIO
Class II: 47,938,882.7720

DELAWARE IVY VIP SECURIAN REAL ESTATE SECURITIES PORTFOLIO
 Class II: 4,457,437.9060

DELAWARE IVY VIP NATURAL RESOURCES PORTFOLIO
Class II: 22,788,980.9670

DELAWARE IVY VIP MID CAP GROWTH PORTFOLIO
Class I: 14,726,737.417
Class II: 28,741,066.6130

DELAWARE IVY VIP ENERGY PORTFOLIO
Class I: 41,141.857

Class II: 19,599,018.855

DELAWARE IVY VIP LIMITED TERM BOND PORTFOLIO
Class II: 89,526,992.3740

DELAWARE IVY VIP GLOBAL BOND PORTFOLIO
Class II: 3,992,000.6050

EXHIBIT E
PRINCIPAL SHAREHOLDERS
Record or beneficial owners holding 5% or more of the total outstanding shares of any class of shares of each Fund as of the Record Date.

DELAWARE IVY ACCUMULATIVE FUND – Class B

LPL FINANCIAL	6.63%
FBO: AXA CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

FIDUCIARY TRUST CO NH	10.98%
ROTH IRA
FBO VISHNU REDDY
SOMERSET DR
BARKER NY

MICHAEL J WILLIAMS	17.73%
STATE ROUTE 3
FULTON NY

ARLES SCHWAB & CO INC	7.75%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND – Class B

LPL FINANCIAL FBO: AXA CUSTOMER ACCOUNTS	8.43%
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DELAWARE IVY PZENA INTL VALUE – Class R6

BANK OF NEW YORK - MELLON CUST	55.57%
DE IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK 6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	19.60%
DE IVY MANAGED INTERNATIONAL
OPPORTUNITIES MASTER ACCOUNT
6300 LAMAR AVE
MISSION KS 66202-4247

NATIONAL FINANCIAL SERVICES LLC	10.94%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

DELAWARE IVY PCT EM MKT LCL CUR DBT – Class R6

BANK OF NEW YORK - MELLON CUST	99.92%
DE IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK 6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

DELAWARE IVY ENGERY – Class R6

VOYA INSTITUTIONAL TRUST COMPANY	6.17%
ONE ORANGE WAY
WINDSOR CT 06095-4773

VOYA RETIREMENT INSURANCE AND ANNUITY CO	17.23%
ONE ORANGE WAY
WINDSOR CT 06095-4773

STATE STREET BANK AND TRUST	8.93%
AS TRUSTEE AND/OR CUSTODIAN
FBO ADP ACCESS PRODUCT
1 LINCOLN ST
BOSTON MA 02111-2901

FIIOC	5.78%
FBO MUREX MANAGEMENT INC RETIREMENT
SAVINGS PLAN
100 MAGELLAN WAY
COVINGTON KY 41015-1987

CHARLES SCHWAB & CO INC	7.85%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

GREAT-WEST TRUST COMPANY LLC FBO	13.57%
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

NATIONWIDE TRUSTCO FSB	18.25%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-202

HARTFORD	5.79%
1 HARTFORD PLZ
HARTFORD CT 06155-0001

DELAWARE IVY BALANCED BOND -- Class R6

EDWARD D. JONES & CO.	36.69%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

CHARLES SCHWAB & CO INC	48.64%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY SECURIAN CORE BOND FUND – Class R6

EDWARD D JONES & CO	9.78%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

BANK OF NEW YORK - MELLON CUST	61.79%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK 6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

DELAWARE IVY INTL CORE EQUITY FUND – Class R6

BANK OF NEW YORK - MELLON CUST	30.59%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK 6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	11.32%
IVY MANAGED INTERNATIONAL
OPPORTUNITIES MASTER ACCOUNT
6300 LAMAR AVE
MISSION KS 66202-4247

NATIONAL FINANCIAL SERVICES LLC	10.33%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

VOYA RETIREMENT INSURANCE AND ANNUITY CO	5.04%
ONE ORANGE WAY
WINDSOR CT 06095-4773

SAXON & CO	7.84%
FBO 40400907499991
P O BOX 7780-1888
PHILADELPHIA PA 19182-0001

DELAWARE IVY CORE EQUITY FUND – Class R6

BANK OF NEW YORK - MELLON CUST	56.45%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK 6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

BANK OF NEW YORK- MELLON CUST	13.58%
IVY INVESTED 70 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

BANK OF NEW YORK-MELLON CUST	6.50%
IVY INVESTED 60 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

DELAWARE IVY SMALL CAP GROWTH FUND – Class R6

EDWARD D. JONES & CO.	5.77%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

NATIONAL FINANCIAL SERVICES LLC	19.17%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CHARLES SCHWAB TRUST BANK CO TTEE FBO USI 401K PLAN-106082	7.57%
2423 E LINCOLN DR
PHOENIX AZ 85016-1215

PIMS/PRUDENTIAL RETPLAN	5.24%
NOMINEE TRUSTEE CUSTODIAN
763 ARENT FOX PS
1717 K ST NW
WASHINGTON DC 20006-5343

DELAWARE IVY EMERGING MARKETS EQUITY FUND -- Class R6

EDWARD D JONES & CO	17.21%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

BANK OF NEW YORK - MELLON CUST	27.89%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK 6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	14.07%
IVY MANAGED INTERNATIONAL
OPPORTUNITIES MASTER ACCOUNT
6300 LAMAR AVE
MISSION KS 66202-4247

CHARLES SCHWAB & CO INC	6.48%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY ASSET STRATEGY FUND – Class R6

CHARLES SCHWAB & CO INC	70.74%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NATIONWIDE TRUSTCO FSB	7.19%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

DELAWARE IVY SCIENCE & TECHNOLOGY FUND – Class R6

NATIONAL FINANCIAL SERVICES LLC	32.12%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

VOYA RETIREMENT	6.19%
INSURANCE AND ANNUITY CO
ONE ORANGE WAY
WINDSOR CT 06095-4773

CHARLES SCHWAB & CO INC	19.25%
SPECIAL CUSTODY A/C
FBO CUSTOMERS ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

GREAT-WEST TRUSTCO LLC	8.75%
TTEE F BROWN & CALDWELL
SAVINGS PLAN
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

DELAWARE IVY HIGH INCOME FUND – Class R6

NATIONAL FINANCIAL SERVICES LLC	6.80%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

VOYA INSTITUTIONAL TRUST COMPANY	6.30%
FBO VIPS II
30 BRAINTREE HILL OFFICE PARK
BRAINTREE MA 02184-8747

CHARLES SCHWAB & CO INC	9.77%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

CHARLES SCHWAB & CO INC	11.70%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NATIONWIDE TRUSTCO FSB	22.25%
FBO PARTICIPATING RETIREMENT PLANS
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE TRUSTCO FSB
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029	5.38%
COLUMBUS OH 43218-2029

DELAWARE IVY MID CAP INCOME OPS FUND – Class R6

EDWARD D JONES & CO
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD	53.29%
SAINT LOUIS MO 63131-3710

BANK OF NEW YORK - MELLON CUST	9.30%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT ATTN JOSH SWANK
6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

CHARLES SCHWAB & CO INC	8.35%
SPECIAL CUSTODY A/C
FBO CUSTOMERS ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

WELLS FARGO BANK NA	17.09%
FBO CITY OF HOUSTON
457 C/O FASCORE LLC
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

DELAWARE IVY LASALLE GLOBAL REAL ESTATE FUND -- Class R6

BANK OF NEW YORK – MELLON CUST	76.26%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK 6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

BANK OF NEW YORK- MELLON CUST	9.39%
IVY INVESTED 70 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

DELAWARE IVY MANAGED INTL OPS FUND – Class R6

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	100.00%
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

DELAWARE IVY PINEBRIDGE HIGH YIELD FUND – Class R6

BANK OF NEW YORK - MELLON CUST	92.69%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK 6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

CHARLES SCHWAB & CO INC	7.31%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY PICTET TARGETED RTN BD FUND – Class R6

BANK OF NEW YORK - MELLON CUST	99.90%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK 6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

DELAWARE IVY GLOBAL BOND FUND – Class R6

BANK OF NEW YORK - MELLON CUST	86.26%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK 6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

DELAWARE IVY NATURAL RESOURCES FUND – Class R6

CHARLES SCHWAB & CO INC	22.27%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

THE LINCOLN LIFE INSURANCE COMPANY	15.83%
1300 S CLINTON ST MSC 5C00
FORT WAYNE IN 46802-3506

GREAT-WEST TRUST COMPANY LLC FBO	10.70%
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

DCGT TRUSTEE & OR CUSTODIAN	7.57%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK 711 HIGH ST
DES MOINES IA 50392-0001

NATIONWIDE TRUSTCO FSB	8.10%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

RELIANCE TRUSTCO	6.94%
FBO MASSMUTUAL REGISTERED PRODUCT
PO BOX 28004
ATLANTA GA 30358-0004

DELAWARE IVY PRO SHARES RUSSELL 2000
DIVIDEND GROWERS INDEX FUND – Class R6

BANK OF NEW YORK – MELLLON CUST	6.68%
IVY INVESTED 70 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS

DELAWARE IVY PROSHARES S&P 500 DIVIDEND
ARISTOCRATS INDEX – Class R6

BANK OF NEW YORK - MELLON CUST	83.49%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK 6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

BANK OF NEW YORK- MELLON CUST
IVY INVESTED 70 PORTFOLIO	6.18%
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

DELAWARE IVY GLOBAL GROWTH FUND – Class R6

EDWARD JONES & CO.	6.00%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

BANK OF NEW YORK-MELLON CUST	90.20%
IVY MANAGED INTERNATIONAL
OPPORTUNITIES MASTER ACCOUNT
6300 LAMAR AVE
MISSION KS 66202-4247

DELAWARE IVY GLOBAL EQUITY INCOME FUND – Class R6

EDWARD JONES & CO.	7.34%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

BANK OF NEW YORK-MELLON CUST	75.21%
IVY MANAGED INTERNATIONAL
OPPORTUNITIES MASTER ACCOUNT
6300 LAMAR AVE
MISSION KS 66202-4247

CHARLES SCHWAB & CO INC	15.65%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY SECURIAN REAL ESTATE SECURITIES FUND -- Class R6

EDWARD JONES & CO.	78.65%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

CHARLES SCHWAB & CO INC	16.80%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY SMALL CAP CORE FUND – Class R6

EDWARD D JONES & CO	37.67%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

BANK OF NEW YORK - MELLON CUST	14.24%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK
6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

JOHN HANCOCK LIFE INS CO QUALIFIED 401(K) PLAN (USA)	11.64%
TR JHRPS-TRADING OPS ST6
200 BERKELEY ST FL 3
BOSTON MA 02116-5030

AMERICAN UNITED LIFE INS CO	5.24%
GROUP RETIREMENT ACCOUNT
1 AMERICAN SQ
INDIANAPOLIS IN 46282-0002

RELIANCE TRUSTCO FBO	10.69%
MASSMUTUAL REGISTERED PRODUCT
PO BOX 28004
ATLANTA GA 30358-0004

DELAWARE IVY VALUE FUND – Class R6

BANK OF NEW YORK - MELLON CUST	82.03%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK
6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

CHARLES SCHWAB & CO INC	7.27%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY LARGE CAP GROWTH FUND – Class R6

EDWARD JONES & CO.	8.67%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

BANK OF NEW YORK - MELLON CUST	53.26%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK 6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

BANK OF NEW YORK- MELLON CUST	7.55%
IVY INVESTED 70 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

HARTFORD	5.42%
1 HARTFORD PLZ
HARTFORD CT 06155-0001

DELAWARE IVY MID CAP GROWTH FUND – Class R6

EDWARD D JONES & CO	25.41%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

NATIONAL FINANCIAL SERVICES LLC	13.60%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

SEI PRIVATE TRUSTCO	11.25%
C/O EDWARD JONES TRUST COMPANY
1 FREEDOM VALLEY DR
OAKS PA 19456-9989

DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND -- Class R6

EDWARD JONES & CO.	87.72%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

NATIONAL FINANCIAL SERVICES LLC	8.66%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

DELAWARE IVY APOLLO STRATEGIC INCOME FUND -- Class R6

EDWARD JONES & CO.	94.36%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

DELAWARE IVY INTL SMALL CAP FUND – Class R6

BANK OF NEW YORK - MELLON CUST	56.64%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK 6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	30.27%
IVY MANAGED INTERNATIONAL
OPPORTUNITIES MASTER ACCOUNT
6300 LAMAR AVE
MISSION KS 66202-4247

DELAWARE IVY CROSSOVER CREDIT FUND – Class R6

BANK OF NEW YORK – MELLON CUST	19.99%
IVY INVESTED 70 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

BANK OF NEW YORK-MELLON CUST
IVY INVESTED 60 PORTFOLIO
MASTER ACCOUNT	16.39%
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

BANK OF NEW YORK-MELLON CUST	23.95%
IVY INVESTED 40 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

BANK OF NEW YORK-MELLON CUST	7.72%
IVY INVESTED 20 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

BANK OF NEW YORK-MELLON CUST	13.46%
IVY INVESTED 50 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	15.32%
IVY INVESTED 30 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

DELAWARE IVY CORPORATE BOND FUND – Class R6

BANK OF NEW YORK - MELLON CUST	65.96%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK 6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	5.65%
IVY INVESTED 40 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

BANK OF NEW YORK-MELLON CUST	5.47%
IVY INVESTED 20 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

DELAWARE IVY ACCUMULATIVE FUND – Class R6

CHARLES SCHWAB & CO INC	100.00%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND – Class R6

CHARLES SCHWAB & CO INC	100.00%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY GOVERNMENT SECURITIES FUND – Class R6

BANK OF NEW YORK - MELLON CUST	33.04%
IVY WILSHIRE GLOBAL ALLOCATION
MASTER ACCOUNT
ATTN JOSH SWANK 6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

BANK OF NEW YORK- MELLON CUST	9.84%
IVY INVESTED 70 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

BANK OF NEW YORK-MELLON CUST	6.67%
IVY INVESTED 60 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

BANK OF NEW YORK-MELLON CUST	9.43%
IVY INVESTED 40 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

BANK OF NEW YORK-MELLON CUST	10.54%
IVY INVESTED 20 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

BANK OF NEW YORK-MELLON CUST	7.36%
IVY INVESTED 0 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MSN KS 66202-4247

BANK OF NEW YORK-MELLON CUST	7.84%
IVY INVESTED 30 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	9.34%
IVY INVESTED 10 PORTFOLIO
MASTER ACCOUNT
6300 LAMAR AVE
SHAWNEE MISSION KS 66202-4247

DELAWARE IVY CORE EQUITY FUND – Class C

LPL FINANCIAL	6.44%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DELAWARE IVY SMALL CAP GROWTH FUND – Class C

NATIONAL FINANCIAL SERVICES LLC	5.88%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	7.77%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	6.81%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	5.14%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

MORGAN STANLEY SMITH BARNEY LLC	5.50%
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932

RAYMOND JAMES	11.90%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY LIMITED-TERM BOND FUND -- Class C

LPL FINANCIAL	6.94%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

MLPF&S FOR THE SOLE	13.86%
BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

CHARLES SCHWAB & CO INC	26.99%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY ASSET STRATEGY – Class C

NATIONAL FINANCIAL SERVICES LLC	9.69%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	8.54%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	18.27%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

RAYMOND JAMES	7.25%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY SCIENCE & TECHNOLOGY – Class C

NATIONAL FINANCIAL SERVICES LLC	8.30%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	8.34%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	13.24%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT	7.35%
SVC FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	6.43%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

UBS WM USA	7.78%
SPEC CDY A/C EXCL BEN CUST UBSFSI
ATTN: DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055

RAYMOND JAMES	11.47%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY HIGH INCOME FUND – Class C

NATIONAL FINANCIAL SERVICES LLC	7.50%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	8.79%
CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	15.32%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	12.56%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

RAYMOND JAMES	6.99%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY EMERGING MARKETS EQUITY FUND -- Class C

LPL FINANCIAL	5.81%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	24.94%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	17.74%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

MORGAN STANLEY SMITH BARNEY LLC	12.28%
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932

UBS WM USA	5.31%
SPEC CDY A/C EXCL BEN CUST UBSFSI
ATTN: DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

RAYMOND JAMES	7.71%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY NATURAL RESOURCES FUND – Class C

LPL FINANCIAL	7.79%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	11.51%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

CHARLES SCHWAB & CO INC	7.50%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

MORGAN STANLEY SMITH BARNEY LLC	6.52%
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932

RAYMOND JAMES	13.67%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY INTL CORE EQUITY FUND – Class C

NATIONAL FINANCIAL SERVICES LLC	7.77%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	6.11%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	10.10%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	22.72%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

MORGAN STANLEY SMITH BARNEY LLC	11.63%
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932

DELAWARE IVY PZENA INTL VALUE FUND – Class C

LPL FINANCIAL	13.59%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	7.32%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

FIDUCIARY TRUST CO NH CUST	5.42%
TSA AIDS CARE GROUP
FBO HOWELL IRA STRAUSS
914 CHESTER PIKE
SHARON HILL PA 19079-1412

FIDUCIARY TRUST CO NH CUST	8.00%
IRA ROLLOVER
FBO JOYCE MILANI
CORDELL PL
E NORTHPORT NY

CHARLES SCHWAB & CO INC	8.31%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY GLOBAL GROWTH FUND – Class C

LPL FINANCIAL	9.00%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

UBS WM USA	5.72%
SPEC CDY A/C EXCL BEN CUST UBSFSI
ATTN: DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055

DELAWARE IVY PCT EM MKT LCL CUR DBT FUND – Class C

TAMARA JENNINGS (TOD)	48.74%
NW JEANICE PL
CORVALLIS OR

COLIN RANDOLPH	5.02%
CLEARWATER WAY
TWIN FALLS ID

JERRY LUTTRELL	5.02%
403(B)(7) - PERSHING LLC AS CUST
BRIARCREST DR
IRVING TX

CHERYL GORDON TOD	6.28%
HUNTING BROOK CT
BURLESON TX

UBS WM USA	12.29%
SPEC CDY A/C EXCL BEN CUST UBSFSI
ATTN: DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE IVY VALUE FUND – Class C

LPL FINANCIAL	11.84%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	8.80%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

RAYMOND JAMES	20.36%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY MID CAP INCOME OPS FUND – Class C

LPL FINANCIAL	7.28%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	9.58%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	15.34%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	9.62%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

RAYMOND JAMES	15.86%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

UBS WM USA	6.06%
SPEC CDY A/C EXCL BEN CUST UBSFSI
ATTN: DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY N J07310-2055

DELAWARE IVY BALANCED FUND – Class C

NATIONAL FINANCIAL SERVICES LLC	7.79%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	8.04%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	13.40%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	11.20%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	5.76%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

RAYMOND JAMES	9.63%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY SMALL CAP CORE FUND – Class C

NATIONAL FINANCIAL SERVICES LLC	7.55%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

WELLS FARGO CLEARING SERVICES, LLC	10.17%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	13.12%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	8.73%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

UBS WM USA	5.51%
SPEC CDY A/C EXCL
BEN CUST UBSFSI
ATTN: DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

RAYMOND JAMES	7.04%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY SECURIAN CORE BOND FUND – Class C

LPL FINANCIALFBO: CUSTOMER ACCOUNTS	8.48%
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	13.42%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	6.10%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

RAYMOND JAMES	22.63%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY SECURIAN REAL SECURITIES FUND – Class C

LPL FINANCIAL	7.49%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	6.13%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

RAYMOND JAMES	6.23%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY PICTET TARGETED RETURN BOND – Class C

LPL FINANCIAL	25.78%
FBO: AXA CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DEBRA MATHEWS (TOD)	5.26%
SPRING LN
TWIN FALLS ID

DELAWARE IVY LASALLE GLOBAL REAL ESTATE FUND -- Class C

IVY INVESTMENT MANAGEMENT COMPANY	79.74%
ATTN: TREASURY DEPARTMENT
PO BOX 29217
SHAWNEE MSN KS 66201-9217

DELAWARE IVY GLOBAL EQUITY INCOME FUND – Class C

MORGAN STANLEY SMITH BARNEY LLC	19.27%
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932

RAYMOND JAMES	14.65%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY LARGE CAP GROWTH FUND – Class C

LPL FINANCIAL	5.32%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	5.71%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	5.54%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

RAYMOND JAMES	8.02%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY MID CAP GROWTH FUND – Class C

NATIONAL FINANCIAL SERVICES LLC	7.73%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	6.01%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	7.01%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	5.66%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	8.54%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

RAYMOND JAMES	25.33%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND – Class C

NATIONAL FINANCIAL SERVICES LLC	14.15%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	10.37%
FBO: AXA CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

AMERICAN ENTERPRISE INVESTMENT SVC	14.68%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	5.88%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

UBS WM USA	5.87%
SPEC CDY A/C EXCL
BEN CUST UBSFSI
ATTN: DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

RAYMOND JAMES	5.31%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY APOLLO STRATEGIC INCOME FUND – Class C

LPL FINANCIAL	6.83%
FBO: AXA CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

AMERICAN ENTERPRISE INVESTMENT SVC
FBO # 41999970	6.64%
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

DELAWARE IVY INTL SMALL CAP FUND – Class C

WELLS FARGO CLEARING SERVICES, LLC	11.77%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

FIDUCIARY TRUST CO NH CUST	5.42%
403(B) PROSSER SCHOOL DISTRICT
FBO BRIAN D JONES
8511 FRANKLIN RD
PASCO WA 99301-1642

FIDUCIARY TRUST CO NH CUST	6.72%
EXCLUSIVE ROTH 401(K) SWANSON REAL
ESTATE SERVICES
FBO G SWANSON
2820 SCENIC PL
WDM IA 50265

AMERICAN ENTERPRISE INVESTMENT SVC	12.93%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

DELAWARE IVY CORPORATE BOND FUND – Class C

FIDUCIARY TRUST CO NH CUST	6.55%
403(B) OZARKS TECH COMM COLLEGE
FBO SCOTT L LEVEN
3760 W FARM ROAD 92
SPRINGFIELD MO 65803-6165

WEST SUBURBAN TEACHERS UNION LOCAL	8.58%
500 OAKMONT LN
WESTMONT IL 60559-5520

DELAWARE IVY GOVERNMENT SECURITIES FUND – Class C

PATTY THOMPSON JTN ROS	10.40%
COTTAGE ST SE
SALEM OR

NATALIE LAGERQUIST (TOD)	6.02%
NW ELMWOOD DR
CORVALLIS OR

FAXON & FAXON JTN ROS (TOD)	5.17%
THORNTON CREEK RD
TOLEDO OR

CHARLES SCHWAB & CO INC	12.90%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

ODESSA JONES TOD	6.96%
EASTRIDGE VILLIAGE DR
MIAMI FL

DELAWARE IVY ACCUMULATIVE FUND – Class C

TAMMY NUNN	6.39%
MURFREESBORO PIKE STE 105
NASHVILLE TN

DELAWARE IVY ENERGY FUND – Class C

NATIONAL FINANCIAL SERVICES LLC	6.28%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	9.75%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	6.81%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	24.60%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

RAYMOND JAMES	11.39%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY MANAGED INTL OPS FUND – Class C

LPL FINANCIAL	11.39%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	7.44%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

MID ATLANTIC TRUST COMPANY FBO	13.22%
NEGLIA APPRAISALS INC 401(K) PROFIT
1251 WATERFRONT PLACE, SUITE 525
PITTSBURGH PA 15222-4228

DELAWARE IVY GLOBAL BOND FUND – Class C

LPL FINANCIAL	6.96%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	13.39%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	6.60%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	8.45%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

RAYMOND JAMES
OMNIBUS FOR MUTUAL FUNDS	17.19%
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY PROSHARE RUSSELL 2000 DIVIDEND GROWERS INDEX – Class E

ASTO ADMIN AFCS PROGRAM	5.74%
INVEST ED 529 PLAN - STATIC
S RICE
FBO GRICE
WILDROSE CIR
LYNDEN WA

ASTO ADMIN AFCS PROGRAM	8.54%
INVEST ED 529 PLAN - STATIC
T DUGAR
FBO R BOTHRA
SE 45TH ST BELLEVUE WA 98006-6510

DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND – Class E

ASTO ADMIN AFCS PROGRAM	8.11%
INVEST ED 529 PLAN - STATIC
J LARSON
FBO R MACK
10458 PEARL WAY
NORTHGLENN CO 80233-4124

ASTO ADMIN AFCS PROGRAM	5.40%
INVEST ED 529 PLAN - STATIC
L DILEK
FBO E DILEK
MONTREAL PL
SCOTTSDALE AZ

ASTO ADMIN AFCS PROGRAM	5.01%
INVEST ED 529 PLAN - STATIC
L DILEK
FBO A DILEK
MONTREAL PL
SCOTTSDALE

DELAWARE IVY PROSHARES S&P 500 BOND INDEX FUND – Class E

ASTO ADMIN AFCS PROGRAM	6.08%
INVEST ED 529 PLAN - STATIC
M COMPEAN
FBO R COMPEAN
BIRCH ST
NEWPORT BEACH CA

ASTO ADMIN AFCS PROGRAM	5.68%
INVEST ED 529 PLAN - STATIC
K PETSAS
FBO E PETSAS
MOSS BEACH CA

ASTO ADMIN AFCS PROGRAM	7.00%
INVEST ED 529 PLAN - STATIC
K KAMITY
FBO S KAMITY
MOUNTAIRE PL
SAN JOSE CA

ASTO ADMIN AFCS PROGRAM	7.66%
INVEST ED 529 PLAN - STATIC
K KAMITY
FBO R KAMITY
MOUNTAIRE PL
SAN JOSE CA

DELAWARE IVY PROSHARE INTEREST RATE HEDGED HIGH YIELD INDEX – Class E

IVY INVESTMENT MANAGEMENT COMPANY	83.96%
ATTN: TREASURY DEPARTMENT
PO BOX 29217
SHAWNEE MSN KS 66201-9217

DELAWARE IVY PINEBRIDGE HIGH YIELD FUND – Class I

NATIONAL FINANCIAL SERVICES LLC	16.46%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

DELAWARE IVY MID CAP INCOME OPS FUND – Class I

NATIONAL FINANCIAL SERVICES LLC	15.74%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	8.68%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

AMERICAN ENTERPRISE INVESTMENT SVC	26.40%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

RAYMOND JAMES	8.56%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY CROSSOVER CREDIT FUND – Class I

NATIONAL FINANCIAL SERVICES LLC	5.16%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	8.88%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

AMERICAN ENTERPRISE INVESTMENT SVC	14.34%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

DELAWARE IVY INTL SMALL CAP FUND – Class I

TD AMERITRADE INC FBO	21.95%
OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226

DELAWARE IVY SMALL CAP GROWTH FUND – Class I

NATIONAL FINANCIAL SERVICES LLC	12.23%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CHARLES SCHWAB & CO INC	6.54%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY ASSET STRATEGY FUND – Class I
WELLS FARGO CLEARING SERVICES, LLC	5.51%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

UBS WM USA	5.61%
SPEC CDY A/C EXCL BEN CUST UBSFSI
ATTN: DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE IVY SCIENCE & TECHNOLOGY FUND – Class I

NATIONAL FINANCIAL SERVICES LLC	6.80%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY N J07310-1995

DELAWARE IVY HIGH INCOME FUND – Class I

NATIONAL FINANCIAL SERVICES LLC	9.84%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	5.88%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

AMERICAN ENTERPRISE INVESTMENT SVC	6.23%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

DELAWARE IVY EMERGING MARKETS EQUITY FUND -- Class I

NATIONAL FINANCIAL SERVICES LLC	9.34%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL
FBO: CUSTOMER ACCOUNTS	6.93%
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	7.45%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

MERRILL LYNCH PIERCE FENNER & SMITH INC	9.92%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

AMERICAN ENTERPRISE INVESTMENT SVC	10.54%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	5.45%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY NATURAL RESOURCES FUND – Class I

MORGAN STANLEY SMITH BARNEY LLC	15.37%
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932

UBS WM USA	7.57%
SPEC CDY A/C EXCL BEN CUST UBSFSI
ATTN: DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE IVY INTL CORE EQUITY FUND – Class I

NATIONAL FINANCIAL SERVICES LLC	11.39%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

AMERICAN ENTERPRISE INVESTMENT SVC	10.18%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

MORGAN STANLEY SMITH BARNEY LLC	6.51%
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932

DELAWARE IVY PZENA INTL VALUE FUND – Class I

LPL FINANCIAL	7.96%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	11.80%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

DELAWARE IVY VALUE FUND – Class I

AMERICAN ENTERPRISE INVESTMENT SVC	39.04%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

DELAWARE IVY SMALL CAP CORE FUND – Class I
NATIONAL FINANCIAL SERVICES LLC	12.70%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

WELLS FARGO CLEARING SERVICES, LLC	5.11%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	11.75%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

DELAWARE IVY LARGE CAP GROWTH FUND – Class I

MORGAN STANLEY SMITH BARNEY LLC	5.87%
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932

NATIONAL FINANCIAL SERVICES LLC	7.26%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

AMERICAN ENTERPRISE INVESTMENT SVC0	7.00%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	8.31%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

MORGAN STANLEY SMITH BARNEY LLC	8.72%
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932

RAYMOND JAMES	5.94%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY GLOBAL BOND FUND – Class I

AMERICAN ENTERPRISE INVESTMENT SVC	6.73%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	8.07%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY CORE EQUITY FUND – Class B

WELLS FARGO CLEARING SERVICES, LLC	10.85%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	6.12%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	6.17%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY SMALL CAP GROWTH FUND – Class B

NATIONAL FINANCIAL SERVICES LLC	16.65%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	8.53%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	13.25%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

OPPENHEIMER & CO INC.	5.11%
FBO DR H GOLDMAN
CALLE WASHINGTON
SAN JUAN PR

DELAWARE IVY LIMITED-TERM BOND FUND – Class B

NATIONAL FINANCIAL SERVICES LLC	8.10%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

SMPL ALLIANCE AEROSPACE MGMT LLC	6.23%
FBO M BELEW
GABRIEL LN
FORT WORTH TX

FIDUCIARY TRUST CO NH CUST	7.34%
IRA FBO L FRANCESCONE
WARRENTON RD
HAVERHILL MA

AMERICAN ENTERPRISE INVESTMENT SVC	8.20%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

M SMITH TOD	6.69%
BUDD AVE
CAMPBELL CA

DELAWARE IVY ASSET STRATEGY FUND – Class B

NATIONAL FINANCIAL SERVICES LLC	9.34%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

WELLS FARGO CLEARING SERVICES, LLC	23.20%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	5.63%
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

CHARLES SCHWAB & CO INC	8.94%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY SCIENCE & TECHNOLOGY FUND -- Class B

LPL FINANCIAL	5.13%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	11.13%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	15.51%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	7.72%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

MERRILL LYNCH PIERCE FENNER & SMITH INC	5.33%
MUTUAL FUND OPERATIONS
SERVICE TEAM
4800 DEER LAKE DR E 3RD FL
JACKSONVILLE FL 32246-6484

DELAWARE IVY HIGH INCOME FUND – Class B

NATIONAL FINANCIAL SERVICES LLC	11.29%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

WELLS FARGO CLEARING SERVICES, LLC	11.88%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

MLPF&S FOR THE SOLE	5.35%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

AMERICAN ENTERPRISE INVESTMENT SVC	9.31%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	9.88%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

RBC CAPITAL MARKETS LLC	28.77%
SPECIAL CUSTODY ACCOUNT FOR
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUND OPS MANAGER
510 MARQUETTE AVE S
MINNEAPOLIS MN 55402-1110

DELAWARE IVY EMERGING MARKETS EQUITY FUND -- Class B

WELLS FARGO CLEARING SERVICES, LLC	13.62%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

FIDUCIARY TRUST CO NH CUST	8.03%
IRA FBO E ARMSTRONG
136TH ST
OKLAHOMA CITY OK

AMERICAN ENTERPRISE INVESTMENT SVC	12.98%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	13.47%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	14.12%
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E 3RD FL
JACKSONVILLE FL 32246-6484

DELAWARE IVY NATURAL RESOURCES FUND – Class B

LPL FINANCIAL	8.86%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

FIDUCIARY TRUST CO NH CUST	7.85%
IRA FBO J AGUILAR
LASHBROOK LN
RIO HONDO TX

CHARLES SCHWAB & CO INC	14.71%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY INTL CORE EQUITY FUND – Class B

WELLS FARGO CLEARING SERVICES, LLC	30.13%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

RBC CAPITAL MARKETS LLC
SPECIAL CUSTODY ACCOUNT FOR
EXCLUSIVE BENEFIT OF CUSTOMERS	15.57%
ATTN MUTUAL FUND OPS MANAGER
510 MARQUETTE AVE S
MINNEAPOLIS MN 55402-1110

DELAWARE IVY PZENA INTL VALUE FUND – Class B

FIDUCIARY TRUST CO NH CUST	12.19%
TSA HADDONFIELD BD OF EDUCA
FBO CAREN IZZO
320 LEES LN
COLLINGSWOOD NJ 08108-3112

FIDUCIARY TRUST CO NH CUST	8.40%
403(B) KANSAS CITY KS COMM COLLEGE
FBO S GUENTHER
N 108TH ST
KANSAS CITY KS

CHARLES SCHWAB & CO INC	29.97%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY GLOBAL GROWTH FUND – Class B

WELLS FARGO CLEARING SERVICES, LLC	37.63%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

C MARTY (TOD)	5.34%
SULLIVAN ST
DUBUQUE IA

A FOURNIER	8.37%
ASPEN WAY
EXETER NH

CHARLES SCHWAB & CO INC	8.89%
ATTN MUTUAL FUND OPS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

ADVEST INC	7.70%
1300 AMERICAN BLVD
PENNINGTON NJ 08534-4135

DELAWARE IVY VALUE FUND – Class B

WELLS FARGO CLEARING SERVICES, LLC	8.40%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

CHARLES SCHWAB & CO INC	7.43%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

CETERA INVESTMENT SVCS (FBO)	6.86%
T GAINES
4 TUKAWAY CT
NEWPORT NEWS VA 23601-1627

RAYMOND JAMES	38.82%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY BALANCED FUND – Class B

NATIONAL FINANCIAL SERVICES LLC	7.83%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	10.83%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	18.41%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	10.43%
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E 3RD FL
JACKSONVILLE FL 32246-6484

AMERICAN ENTERPRISE INVESTMENT SVC	6.79%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	10.02%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY SMALL CAP CORE FUND – Class B

LPL FINANCIAL	22.42%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

FIDUCIARY TRUST CO NH CUST	7.61%
IRA FBO L WARNER
WITHERSPOON WAY
HOLT MI

CHARLES SCHWAB & CO INC	14.26%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

IRA FBO L DOTSETH	7.62%
PERSHING LLC AS CUSTODIAN
ASBURY ST
FALCON HGTS MN

R DIXON GUARDIAN	6.95%
FOR T DIXON
43RD AVE
COCONUT CREEK FL 33066-1513

DELAWARE IVY SECURIAN CORE BOND FUND – Class B

NATIONAL FINANCIAL SERVICES LLC OUR CUSTOMERS	43.49%
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	8.84%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

FIDUCIARY TRUST CO NH CUST	11.68%
IRA ROLLOVER FBO J VOSS
116TH WEST AVE
SAND SPRINGS OK

AMERICAN ENTERPRISE INVESTMENT SV	11.83%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	7.35%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

IRA C KASON	6.56%
PERSHING LLC CUST ACCOUNT
FAIRLAWN DR
PARMA OH

DELAWARE IVY SECURIAN REAL ESTATE SECURITIES FUND -- Class B

J MEARBELL	7.91%
IRA-PERSHING LLC CUSTODIAN
SAUNDERS SETTLEMENT RD
NIAGARA FALLS NY

PAUL L DAVEY	11.23%
IRA-PERSHING LLC CUST
ERRICK RD
N TONAWANDA NY

K MEARBELL	6.87%
IRA-PERSHING LLC CUSTODIAN
SAUNDERS SETTLEMENT RD
NIAGARA FALLS NY

IRA FBO L PRESCOTT	5.59%
PERSHING LLC AS CUSTODIAN
RICHMOND RD
BEACHWOOD OH

IRA FBO B MAZUROWSKI	17.76%
PERSHING LLC CUST ACCOUNT
SPRUCE CANYON DR
GOLDEN CO

IRA FBO A SULLIVAN	5.35%
PERSHING LLC AS CUSTODIAN
OBERY ST
PLYMOUTH

DELAWARE IVY LASALLE GLOBAL REAL ESTATE FUND -- Class B

IRA FBO M MARTIN	72.10%
PERSHING LLC CUST ACCOUNT
CARRIAGE CT
BRANDON MS

RAYMOND JAMES	23.20%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY GLOBAL EQUITY INCOME FUND – Class B

JP MORGAN SECURITIES LLC OMNIBUS	5.24%
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
4 CHASE METROTECH CENTER
3RD FL MUTUAL FUND DEPT
BROOKLYN NY 11245-0003

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTMOERS	26.52%
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

FIDUCIARY TRUST CO NH CUST	6.10%
IRA FBO B GOODBREAD
48TH PL
POMPANO BEACH FL

CHARLES SCHWAB & CO INC	7.23%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

IRA FBO M MARTIN	7.37%
PERSHING LLC CUST ACCOUNT
CARRIAGE CT
BRANDON MS

DELAWARE IVY LARGE CAP GROWTH FUND – Class B

NATIONAL FINANCIAL SERVICES LLC	17.04%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

WELLS FARGO CLEARING SERVICES, LLC	21.04%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	6.93%
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E 3RD FL
JACKSONVILLE FL 32246-6484

RAYMOND JAMES	5.57%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

DELAWARE IVY MID CAP GROWTH FUND – Class B

NATIONAL FINANCIAL SERVICES LLC	12.48%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

WELLS FARGO CLEARING SERVICES, LLC	24.09%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	8.74%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	6.27%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY CORPORATE BOND FUND – Class B

LPL FINANCIAL	21.47%
FBO: AXA CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

FIDUCIARY TRUST CO NH CUST	7.25%
403(B) DELANO PUBLIC SCHOOLS #879
FBO JANE M LARTER
14189 ELDERBERRY CT
GLENCOE MN 55336-8036

CHARLES SCHWAB & CO INC	7.45%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY GOVERNMENT SECURITIES FUND – Class B

FIDUCIARY TRUST CO NH CUST	7.61%
OREGON CASCADES WEST COUNCIL ADM
457 PLAN U/A DTD 2-7-2013
FBO C CARLTON
PROVIDENCE DR
SCIO OR

FIDUCIARY TRUST CO NH CUST	12.04%
IRA FBO E RICHARDS
KODIAK AVE
ALBANY OR 97321-5088

FIDUCIARY TRUST CO NH CUST	38.07%
IRA FBO D COLVIN
HIGHWAY 101
FLORENCE OR

DELAWARE IVY ENERGY FUND – Class B

AMERICAN ENTERPRISE INVESTMENT SVC	74.12%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

CHARLES SCHWAB & CO INC	6.29%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY MANAGED INTL OPS FUND – Class B

FIDUCIARY TRUST CO NH CUST	12.06%
SMPL FBO N DUDCHIK
FOXBRIDGE VILLAGE RD
BRANFORD CT

FIDUCIARY TRUST CO NH CUST	6.05%
SMPL THERAPEUTIC MASSAGE SERVICES
FBO G HEALY
S I ST
LIVINGSTON MT

FIDUCIARY TRUST CO NH CUST	6.57%
IRA FBO J TEJADA
HOMOSASSA TRL
LECANTO FL 34461-9106

FIDUCIARY TRUST CO NH CUST	8.53%
ROTH IRA FBO E INTERLANDI
OX YOKE DR
BERLIN CT

CHARLES SCHWAB & CO INC	17.97%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

IRA FBO C POUNDSTONE	15.28%
PERSHING LLC AS CUSTODIAN
ROLLOVER ACCOUNT
8TH AVE
FEDERAL WAY WA

DELAWARE IVY GLOBAL BOND FUND – Class B

LPL FINANCIAL
FBO: CUSTOMER ACCOUNTS	45.60%
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

WELLS FARGO CLEARING SERVICES, LLC	9.51%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

AMERICAN ENTERPRISE INVESTMENT SVC	11.42%
FBO # 41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

MATRIX TRUST COMPANY AS AGENT FOR	10.98%
ADVISOR TRUST, INC.
M DOWNEY 403B
717 17TH ST STE 1300
DENVER CO 80202-3304

DELAWARE IVY CORE EQUITY FUND – Class A

LPL FINANCIAL	13.37%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DELAWARE IVY SMALL CAP GROWTH FUND – Class A

LPL FINANCIAL	6.93%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DELAWARE IVY LIMITED-TERM BOND FUND – Class A

EDWARD D JONES & CO	6.28%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

DELAWARE IVY ASSET STRATEGY FUND – Class A

NATIONAL FINANCIAL SERVICES LLC	7.09%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

WELLS FARGO CLEARING SERVICES, LLC	11.15%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	7.37%
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

CHARLES SCHWAB & CO INC	5.07%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

MORGAN STANLEY SMITH BARNEY LLC	9.55%
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932

DELAWARE IVY SCIENCE & TECHNOLOGY FUND – Class A

LPL FINANCIAL	9.52%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DELAWARE IVY HIGH INCOME FUND – Class A

LPL FINANCIAL	5.57%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DELAWARE IVY EMERGING MARKETS EQUITY FUND – Class A

NATIONAL FINANCIAL SERVICES LLC	6.93%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

DELAWARE IVY NATURAL RESOURCES FUND – Class A

LPL FINANCIAL	6.26%
FBO: AXA CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

MORGAN STANLEY SMITH BARNEY LLC	5.77%
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932

DELAWARE IVY INTL CORE EQUITY FUND – Class A

MORGAN STANLEY SMITH BARNEY LLC	8.32%
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	5.74%
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E 3RD FL
JACKSONVILLE FL 32246-6484

DELAWARE IVY PZENA INTL VALUE FUND – Class A

LPL FINANCIAL	6.29%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DELAWARE IVY GLOBAL GROWTH FUND – Class A

LPL FINANCIAL	11.17%
FBO: AXA CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DELAWARE IVY PCT EM MKT LCL CUR DBT FUND – Class A

D FUNK & S FUNK JTN ROS	17.01%
N 3800 E
HANSEN ID

DELAWARE IVY BALANCED FUND – Class A

EDWARD D JONES & CO	6.28%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

LPL FINANCIAL	5.37%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DELAWARE IVY SECURIAN CORE BOND FUND – Class A

EDWARD D JONES & CO	9.44%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

DELAWARE IVY PICTET TARGETED RTN BD FUND – Class A

D FUNK & S FUNK JTN ROS	7.81%
3800 E
HANSEN ID

DELAWARE IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND – Class A

A GEIGER & L GEIGER CO-TTEES	6.56%
U/A DTD 09/15/2004
GEIGER FAMILY TRUST
REGGIE ST
DAYTON NV

A MOSSMAN & M MOSSMAN	9.26%
JTN ROS (TOD)
88TH AVE
PORTLAND OR

A TRAWICK	8.69%
ROSSETTI CT
BURKE VA

SEUNG LEE JT TEN	6.28%
TOD DTD 03/27/2020
NATICK RD
BURKE VA

D TYPINSKI & M TYPINSKI JT TEN	6.62%
PARIS PL
WASHINGTON DC

DELAWARE IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND – Class A

LPL FINANCIAL	6.75%
FBO: AXA CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

TD AMERITRADE INC FBO	13.02%
OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226

DELAWARE IVY LASALLE GLOBAL REAL ESTATE FUND – Class A

IVY INVESTMENT MANAGEMENT COMPANY	9.58%
ATTN: TREASURY DEPARTMENT
PO BOX 29217
SHAWNEE MSN KS 66201-9217

DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND – Class A

LPL FINANCIAL	7.07%
FBO: AXA CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

FIDUCIARY TRUST CO NH CUST	10.33%
IRA FBO D BASKINS
KNOBCONE PL
LOVELAND CO

DELAWARE IVY PROSHARES S&P 500 BOND INDEX FUND – Class A

LPL FINANCIAL	6.84%
FBO: AXA CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

FIDUCIARY TRUST CO NH CUST	7.01%
IRA FBO T FRANCE
LIME ROCK CT
EL CAJON CA 92019-4184

TD AMERITRADE INC FBO	6.75%
OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226

DELAWARE IVY PROSHARES INTEREST RATE HGD HIGH YIELD INDEX FUND – Class A

IVY INVESTMENT MANAGEMENT COMPANY	81.99%
ATTN: TREASURY DEPARTMENT
PO BOX 29217
SHAWNEE MSN KS 66201-9217

DELAWARE IVY MID CAP INCOME OPS FUND – Class A

EDWARD D JONES & CO.	7.61%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

NATIONAL FINANCIAL SERVICES LLC	9.84%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

TD AMERITRADE INC FBO OUR CUSTOMERS	9.47%
PO BOX 2226
OMAHA NE 68103-2226

DELAWARE IVY LARGE CAP GROWTH FUND – Class A

LPL FINANCIAL	9.18%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DELAWARE IVY MID CAP GROWTH FUND – Class A

LPL FINANCIAL	6.94%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND -- Class A

EDWARD D JONES & CO.	6.24%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

DELAWARE IVY APOLLO STRATEGIC INCOME FUND -- Class A

EDWARD D JONES & CO.	5.66%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

DELAWARE IVY INTL SMALL CAP FUND -- Class A

FIDUCIARY TRUST CO NH CUST	5.36%
IRA FBO S RENSKERS
PO BOX 208
BOULDER MT 59632-0208

DELAWARE IVY CORPORATE BOND FUND – Class A

LPL FINANCIAL FBO: CUSTOMER ACCOUNTS	5.55%
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DELAWARE IVY ACCUMULATIVE FUND – Class A

LPL FINANCIAL	15.23%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND – Class A

LPL FINANCIAL	6.38%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DELAWARE IVY GOVERNMENT SECURITIES FUND – Class A

LPL FINANCIAL	7.42%
FBO: AXA CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

DELAWARE IVY CORPORATE BOND FUND – Class Y

IVY INVESTMENT MANAGEMENT COMPANY	100.00%
ATTN: TREASURY DEPARTMENT
PO BOX 29217
SHAWNEE MSN KS 66201-9217

DELAWARE IVY CORE EQUITY FUND – Class Y

NATIONAL FINANCIAL SERVICES LLC	19.40%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

NATIONWIDE TRUST COMPANY FSB	11.29%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

CHARLES SCHWAB & CO INC	48.87%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

MATRIX TRUSTCO CUST FBO	5.38%
ROYSTON RAYZOR VICKERY & WILLIAMS
PO BOX 52129
PHOENIX AZ

DELAWARE IVY SMALL CAP GROWTH FUND – Class Y

NATIONAL FINANCIAL SERVICES LLC	13.63%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

JOHN HANCOCK TRUST COMPANY LLC	18.96%
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

MASSACHUSETTS MUTUAL LIFE	6.78%
INSURANCE COMPANY
1295 STATE ST MIP M129
SPRINGFIELD MA 01111-0002

CHARLES SCHWAB & CO INC	7.25%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

PIMS/PRUDENTIAL RETIREMENT	6.89%
AS NOMINEE FOR THE TTEE/CUST PL 768
LISI COMPANIES
2600 SKYPARK DR
TORRANCE CA 90505-5314

RELIANCE TRUSTCO FBO	17.56%
MASSMUTUAL REGISTERED PRODUCT
PO BOX 28004
ATLANTA GA 30358-0004

DELAWARE IVY LIMITED-TERM BOND FUND – Class Y

MLPF&S FOR THE SOLE	8.41%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

NATIONWIDE TRUST COMPANY FSB	29.09%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MID ATLANTIC TRUST COMPANY FBO	7.21%
STANCIL & CO. PSP
1251 WATERFRONT PLACE, SUITE 525
PITTSBURGH PA 15222-4228

CHARLES SCHWAB & CO INC	21.33%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

TD AMERITRADE INC FBO	17.04%
OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226

DELAWARE IVY ASSET STRATEGY FUND – Class Y

NATIONAL FINANCIAL SERVICES LLC	7.42%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

VOYA INSTITUTIONAL TRUST COMPANY	52.78%
ONE ORANGE WAY
WINDSOR CT 06095-4773

NATIONWIDE TRUST COMPANY FSB	11.58%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

CHARLES SCHWAB & CO INC	5.55%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY SCIENCE & TECHNOLOGY FUND – Class Y

NATIONAL FINANCIAL SERVICES LLC	27.23%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

GREAT-WEST TRUST COMPANY LLC FBO	9.27%
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

VOYA RETIREMENT	9.95%
INSURANCE AND ANNUITY CO
ONE ORANGE WAY
WINDSOR CT 06095-4773

NATIONWIDE TRUST COMPANY FSB	6.83%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

CHARLES SCHWAB & CO INC	15.85%
SPECIAL CUSTODY A/C FOR
THE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

GREAT WEST LIFE & ANNUITY INSURANCE	5.96%
GWLA FUTUREFUNDS II 80111
C/O GWFS EQUITIES INC
8515 E ORCHARD RD # 2T2
ENGLEWOOD CO 80111-5002

DELAWARE IVY HIGH INCOME FUND – Class Y

MLPF&S FOR THE SOLE	7.98%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

CHARLES SCHWAB & CO INC	22.45%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

NATIONWIDE TRUST COMPANY FSB	7.16%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

GREAT-WEST TRUST COMPANY LLC FBO	7.76%
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

TD AMERITRADE INC FBO	6.94%
OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226

DELAWARE IVY EMERGING MARKETS EQUITY FUND – Class Y

MLPF&S FOR THE SOLE	74.19%
BENEFIT OF ITS CUSTOMER
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

NATIONWIDE TRUST COMPANY FSB	5.26%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

DELAWARE IVY NATURAL RESOURCES FUND – Class Y

HARTFORD LIFE INSURANCE CO	60.11%
SEPARATE ACCOUNT
1 GRIFFIN RD N
WINDSOR CT 06095-1512

NATIONWIDE TRUST COMPANY FSB	12.97%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

DELAWARE IVY INTL CORE EQUITY FUND – Class Y

NATIONAL FINANCIAL SERVICES LLC	32.52%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMER	19.87%
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

NATIONWIDE TRUST COMPANY FSB	9.66%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

CHARLES SCHWAB & CO INC	12.64%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

GREAT-WEST TRUST COMPANY LLC	6.62%
FBO EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

DELAWARE IVY PZENA INTL VALUE FUND – Class Y

MINNESOTA LIFE INSURANCE COMPANY	12.06%
ATTN: A6-4105
400 ROBERT ST N STE A
SAINT PAUL MN 55101-2099

NATIONWIDE TRUST COMPANY FSB	37.13%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

CHARLES SCHWAB & CO INC	5.50%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

MID ATLANTIC TRUST COMPANY FBO
A BOLOURI DMD PC 401(K) PROFI	13.07%
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

MID ATLANTIC TRUST COMPANY FBO	8.54%
MILL ROAD CAPITAL MANAGEMENT LLC
1251 WATERFRONT PLACE, SUITE 525
PITTSBURGH PA 15222-4228

MID ATLANTIC TRUST COMPANY FBO	6.85%
RAND TECHNOLOGY
1251 WATERFRONT PLACE SUITE 525
PITTSBURGH PA 15222-4228

MID ATLANTIC TRUST COMPANY FBO	8.08%
YOUNG AND BORLIK ARCHITECTS INC. 40
1251 WATERFRONT PLACE, SUITE 525
PITTSBURGH PA 15222-4228

DELAWARE IVY GLOBAL GROWTH FUND – Class Y

MLPF&S FOR THE SOLE	31.02%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E 3RD FL
JACKSONVILLE FL 32246-6484

NATIONWIDE TRUST COMPANY FSB	15.65%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MID ATLANTIC TRUST COMPANY FBO	7.71%
ORTHOPAEDIC ASSOCIATES OF ZANESVILL
1251 WATERFRONT PLACE, SUITE 525
PITTSBURGH PA 15222-4228

MILLENNIUM TRUSTCO LLC	31.71%
FBO VARIOUS BENEFICIARIES
2001 SPRING RD STE 700
OAK BROOK IL 60523-1890

DELAWARE IVY PCT EM MKT LCL CUR DBT FUND – Class Y

IVY INVESTMENT MANAGEMENT COMPANY	99.99%
ATTN: TREASURY DEPARTMENT
PO BOX 29217
SHAWNEE MSN KS 66201-9217

DELAWARE IVY MID CAP INCOME OPS FUND – Class Y

NATIONAL FINANCIAL SERVICES LLC	42.32%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

MATRIX TRUSTCO CUST FBO	15.72%
GODFREY & KAHN S C 401K RETIREM
PO BOX 52129
PHOENIX AZ 85072-2129

CHARLES SCHWAB & CO INC	32.57%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

DELAWARE IVY PICTET TARGETED RETURN BOND FUND – Class Y

CHARLES SCHWAB & CO INC	97.67%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
TOTAL NUMBER OF ACCOUNTS FOR FUND	:
TOTAL NUMBER OF SHARES FOR FUND	:

DELAWARE IVY LASALLE GLOBAL REAL ESTATE FUND -- Class Y

LPL FINANCIAL	91.15%
FBO: CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

CHARLES SCHWAB & CO INC	8.31%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY GLOBAL EQUITY INCOME FUND – Class Y

MLPF&S FOR THE SOLE	12.11%
BENEFIT OF ITS CUSTOMER
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

CHARLES SCHWAB & CO INC	14.57%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NATIONWIDE TRUSTCO FSB	62.64%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

DELAWARE IVY LARGE CAP GROWTH FUND – Class Y

NATIONAL FINANCIAL SERVICES LLC	8.54%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

HARTFORD LIFE INSURANCE CO	35.29%
SEPARATE ACCOUNT
1 GRIFFIN RD N
WINDSOR CT 06095-1512

NATIONWIDE TRUST COMPANY FSB	12.96%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

CHARLES SCHWAB & CO INC	6.78%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

TD AMERITRADE INC FBO	24.88%
OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226

DELAWARE IVY MID CAP GROWTH FUND – Class Y

NATIONAL FINANCIAL SERVICES LLC	20.97%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

MINNESOTA LIFE INSURANCE COMPANY	10.30%
ATTN: A6-4105
400 ROBERT ST N STE A
SAINT PAUL MN 55101-2099

JOHN HANCOCK TRUST COMPANY LLC	6.55%
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

CHARLES SCHWAB & CO INC	12.64%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NATIONWIDE LIFE INSURANCE COMPANY	9.17%
DVCA IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

GREAT-WEST TRUST COMPANY LLC FBO	5.05%
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	6.05%
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E 3RD FL
JACKSONVILLE FL 32246-6484

DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND -- Class Y

NATIONAL FINANCIAL SERVICES LLC	43.24%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CHARLES SCHWAB & CO INC	56.76%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

DELAWARE IVY APOLLO STRATEGIC INCOME FUND -- Class Y

CHARLES SCHWAB & CO INC	36.60%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

CHARLES SCHWAB & CO INC	56.63%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

DELAWARE IVY INTL SMALL CAP FUND – Class Y

CHARLES SCHWAB & CO INC	90.92%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

CHARLES SCHWAB & CO INC	9.08%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY CROSSOVER CREDIT FUND – Class Y

IVY INVESTMENT MANAGEMENT COMPANY	87.77%
ATTN: TREASURY DEPARTMENT
PO BOX 29217
SHAWNEE MSN KS 66201-9217

CHARLES SCHWAB & CO INC	5.07%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NATIONWIDE TRUST COMPANY FSB	7.17%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

DELAWARE IVY SECURIAN CORE BOND FUND – Class Y

MINNESOTA LIFE INSURANCE COMPANY	6.75%
400 ROBERT ST N STE A
SAINT PAUL MN 55101-2099

NATIONWIDE TRUST COMPANY FSB	7.23%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

CHARLES SCHWAB & CO INC	25.87%
SPECIAL CUSTODY A/C FOR
THE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

TIAA, FSB CUST/TTEE FBO:	54.41%
RETIREMENT PLANS FOR WHICH
TIAA ACTS AS RECORDKEEPER
ATTN: TRUST OPERATIONS
211 N BROADWAY STE 1000
SAINT LOUIS MO 63102-2748

DELAWARE IVY VALUE FUND – Class Y

MLPF&S FOR THE SOLE	44.46%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E 3RD FL
JACKSONVILLE FL 32246-6484

MATRIX TRUSTCO CUST FBO	37.10%
RENAISSANCE ACADEMY CS 403B PLAN
717 17TH ST STE 1300
DENVER CO 80202-3304

MID ATLANTIC TRUSTCO FBO	14.29%
PALM BEACH FOOT & ANKLE, INC 401(K
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

DELAWARE IVY SECURIAN REAL ESTATE SECURITIES FUND – Class Y

MINNESOTA LIFE INSURANCE COMPANY	98.05%
ATTN: A6-4105
400 ROBERT ST N STE A
SAINT PAUL MN 55101-2099

DELAWARE IVY BALANCED FUND – Class Y

NATIONAL FINANCIAL SERVICES LLC	13.87%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

MINNESOTA LIFE INSURANCE COMPANY	5.81%
ATTN: A6-4105
400 ROBERT ST N STE A
SAINT PAUL MN 55101-2099

MLPF&S FOR THE SOLE	11.08%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E 3RD FL
JACKSONVILLE FL 32246-6484

NATIONWIDE TRUST COMPANY FSB	28.64%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

CHARLES SCHWAB & CO INC	10.82%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

MID ATLANTIC TRUST COMPANY FBO	11.54%
STRUCK INC 401(K) PROFIT SHARING PL
1251 WATERFRONT PLACE, SUITE 525
PITTSBURGH PA 15222-4228

DELAWARE IVY SMALL CAP CORE FUND – Class Y

NATIONAL FINANCIAL SERVICES LLC	24.33%
FOR EXCL BENEFIT OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT, 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

MLPF&S FOR THE SOLE	10.39%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E 3RD FL
JACKSONVILLE FL 32246-6484

MINNESOTA LIFE INSURANCE COMPANY	5.36%
ATTN: A6-4105
400 ROBERT ST N STE A
SAINT PAUL MN 55101-2099

NATIONWIDE TRUST COMPANY FSB	10.10%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

CHARLES SCHWAB & CO INC	9.33%
SPECIAL CUSTODY A/C FOR
THE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

MATRIX TRUSTCO CUST FBO	13.36%
PSP CAPITAL 401K PLAN
717 17TH ST STE 1300
DENVER CO 80202-3304

TD AMERITRADE INC FBO	5.91%
OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226

DELAWARE IVY ENERGY FUND – Class Y

NATIONWIDE TRUST COMPANY FSB	14.95%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

CHARLES SCHWAB & CO INC	33.13%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

GREAT-WEST TRUST COMPANY LLC	21.72%
FBO EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

GREAT- WEST LIFE & ANNUITY	7.88%
FBO FUTURE FUNDS II
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

DELAWARE IVY MANAGED INTL OPS FUND – Class Y

WELLS FARGO CLEARING SERVICES, LLC	5.59%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

NATIONWIDE TRUST COMPANY FSB	57.52%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

CHARLES SCHWAB & CO INC	29.49%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE IVY GLOBAL BOND FUND – Class Y

NATIONWIDE TRUST COMPANY FSB	53.32%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

CHARLES SCHWAB & CO INC	15.96%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

R VANDERLIND REV TRST DTD	5.01%
WILDERMERE DR
ROCKFORD MI

OPPENHEIMER & CO INC. FBO	21.48%
FBO J GELLATLY IRA
1ST ST
WENATCHEE WA

DELAWARE IVY VIP PF MOD MGD VOL PORTFOLIO -- CLASS II

MINNESOTA LIFE INSURANCE	26.49%
INDIVIDUAL ANNUITIES
400 ROBERT ST N
SAINT PAUL MN

NATIONWIDE LIFE INSURANCE COMPANY	32.31%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH

MINNESOTA LIFE INSURANCE CO	39.14%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP PF MOD AGR MGD VL PORTFOLIO – CLASS II

MINNESOTA LIFE INSURANCE CO	26.45%
INDIVIDUAL ANNUITIES
400 ROBERT ST N
SAINT PAUL MN 55101-2099

NATIONWIDE LIFE INSURANCE COMPANY	5.60%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MINNESOTA LIFE INSURANCE CO	62.55%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP PF MOD CSV MGD VL PORTFOLIO – CLASS II

MINNESOTA LIFE INSURANCE CO	6.69%
INDIVIDUAL ANNUITIES
400 ROBERT ST N
SAINT PAUL MN 55101-2099

NATIONWIDE LIFE INSURANCE COMPANY	53.64%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MINNESOTA LIFE INSURANCE CO	38.18%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP PATHFINDER AGGR PORTFOLIO – CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	59.40%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MINNESOTA LIFE INSURANCE CO	24.96%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

MINNESOTA LIFE INSURANCE CO	11.43%
INDIVIDUAL LIFE
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP PATHFINDER CNSV PORTFOLIO – CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	72.21%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MINNESOTA LIFE INSURANCE CO	23.15%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP PATHFINDER MOD PORTFOLIO – CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	70.88%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MINNESOTA LIFE INSURANCE CO	24.14%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP PF MOD AGGR PORTFOLIO – CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	67.76%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MINNESOTA LIFE INSURANCE CO	24.18%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP PF MOD CNSV PORTFOLIO – CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	70.00%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MINNESOTA LIFE INSURANCE CO	25.89%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP VALUE PORTFOLIO -- CLASS II

BANK OF NEW YORK-MELLON CUST	13.86%
IVY FUNDS VIP PATHFINDER MOD
MANAGED VOL FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	12.07%
IVY FUNDS VIP PATHFINDER MODERATE
FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	16.52%
IVY FUNDS VIP PATHFINDER MOD
AGGRESS FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

MINNESOTA LIFE INSURANCE CO	10.33%
INDIVIDUAL ANNUITIES
400 ROBERT ST N
SAINT PAUL MN 55101-2099

MINNESOTA LIFE INSURANCE CO	15.93%
INDIVIDUAL LIFE
400 ROBERT ST N
SAINT PAUL MN 55101-2099

NATIONWIDE LIFE INSURANCE COMPANY	6.40%
NWVA9 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MINNESOTA LIFE INSURANCE CO	6.10%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-20990

DELAWARE IVY VIP SCIENCE AND TECHNOLOGY PORTFOLIO – CLASS II

MINNESOTA LIFE INSURANCE CO	7.40%
INDIVIDUAL ANNUITIES
400 ROBERT ST N
SAINT PAUL MN 55101-2099

MINNESOTA LIFE INSURANCE CO	6.61%
INDIVIDUAL LIFE
400 ROBERT ST N
SAINT PAUL MN 55101-2099

NATIONWIDE LIFE INSURANCE COMPANY	6.35%
NWVLI5 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	10.47%
NWVA9 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	9.78%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

UNITED INVESTORS LIFE	8.33%
ADVANTAGE II
PO BOX 10287
BIRMINGHAM AL 35202-0287

UNITED INVESTORS LIFE	6.95%
VARIABLE UNIVERSAL LIFE (PLUS)
PO BOX 10287
BIRMINGHAM AL 35202-0287

MINNESOTA LIFE INSURANCE CO	6.00%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

OHIO NATIONAL LIFE INSURANCE CO	17.04%
FOR THE BENEFIT OF ITS SEPARATE
ACCOUNTS
1 FINANCIAL WAY
CINCINNATI OH 45242-5800

LINCOLN NATIONAL LIFE INSURANCE CO	7.97%
1300 S CLINTON ST
FORT WAYNE IN 46802-3506

DELAWARE IVY VIP ASSET STRATEGIES PORTFOLIO – CLASS II

MINNESOTA LIFE INSURANCE CO	5.92%
INDIVIDUAL ANNUITIES
400 ROBERT ST N
SAINT PAUL MN 55101-2099

MINNESOTA LIFE INSURANCE CO	5.66%
INDIVIDUAL LIFE
400 ROBERT ST N
SAINT PAUL MN 55101-2099

NATIONWIDE LIFE INSURANCE COMPANY	7.73%
NWVA9 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	6.10%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MINNESOTA LIFE INSURANCE CO	9.48%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

OHIO NATIONAL LIFE INSURANCE CO	17.88%
FOR THE BENEFIT OF ITS SEPARATE ACCOUNTS
1 FINANCIAL WAY
CINCINNATI OH 45242-5800

NATIONWIDE LIFE INSURANCE COMPANY	19.03%
NWVAII C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

DELAWARE IVY VIP CORPORATE BOND PORTFOLIO -- CLASS II

BANK OF NEW YORK-MELLON CUST	19.44%
IVY FUNDS VIP PATHFINDER MOD
MANAGED VOL FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	16.93%
IVY FUNDS VIP PATHFINDER MODERATE
FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	15.62%
IVY FUNDS VIP PATHFINDER MOD
AGGRESS FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	6.22%
IVY FUNDS VIP PATHFINDER MOD
CONSERV FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

MINNESOTA LIFE INSURANCE CO	17.02%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP HIGH INCOME PORTFOLIO -- CLASS II

MINNESOTA LIFE INSURANCE CO	5.73%
400 ROBERT ST N
SAINT PAUL MN 55101-2099

NATIONWIDE LIFE INSURANCE COMPANY	7.29%
NWVAII C/O IPO PORTFOLIO ACCOUNTING
P.O. BOX 182029
COLUMBUS OH 43218-2029

AXA EQUITABLE LIFE INSURANCECOMPANY	5.57%
SEPARATE ACCOUNT FP
525 WASHINGTON BLVD FL 35
JERSEY CITY NJ 07310-1606

AXA EQUITABLE LIFE INSURANCECOMPANY	35.02%
SEPARATE ACCOUNT A
525 WASHINGTON BLVD FL 35
JERSEY CITY NJ 07310-1606

AXA EQUITABLE LIFE INSURANCECOMPANY	12.85%
SEPARATE ACCOUNT 70
525 WASHINGTON BLVD FL 35
JERSEY CITY NJ 07310-1606

DELAWARE IVY VIP GROWTH PORTFOLIO -- CLASS II

BANK OF NEW YORK-MELLON CUST	11.85%
IVY FUNDS VIP PATHFINDER MOD
MANAGED VOL FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	10.32%
IVY FUNDS VIP PATHFINDER MODERATE
FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	13.94%
IVY FUNDS VIP PATHFINDER MOD
AGGRESS FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

NATIONWIDE LIFE INSURANCE COMPANY	5.88%
NWVLI5 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	11.91%
NWVA9 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	5.85%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

UNITED INVESTORS LIFE	13.55%
ADVANTAGE II
PO BOX 10287
BIRMINGHAM AL 35202-0287

MINNESOTA LIFE INSURANCE CO	5.72%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP CORE EQUITY PORTFOLIO -- CLASS II

BANK OF NEW YORK-MELLON CUST	9.94%
IVY FUNDS VIP PATHFINDER MOD
MANAGED VOL FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	8.65%
IVY FUNDS VIP PATHFINDER MODERATE
FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	11.96%
IVY FUNDS VIP PATHFINDER MOD
AGGRESS FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

MINNESOTA LIFE INSURANCE CO	6.30%
INDIVIDUAL ANNUITIES
400 ROBERT ST N
SAINT PAUL MN 55101-2099

NATIONWIDE LIFE INSURANCE COMPANY	5.17%
NWVLI5 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	11.40%
NWVA9 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	7.77%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

UNITED INVESTORS LIFE	12.52%
ADVANTAGE II
PO BOX 10287
BIRMINGHAM AL 35202-0287

MINNESOTA LIFE INSURANCE CO	7.27%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP GLOBAL GROWTH PORTFOLIO – CLASS II

MINNESOTA LIFE INSURANCE CO	22.12%
INDIVIDUAL ANNUITIES
400 ROBERT ST N
SAINT PAUL MN 55101-2099

MINNESOTA LIFE INSURANCE CO	9.45%
INDIVIDUAL LIFE
400 ROBERT ST N
SAINT PAUL MN 55101-2099

NATIONWIDE LIFE INSURANCE COMPANY	7.73%
NWVLI5 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	12.59%
NWVA9 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	8.94%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

UNITED INVESTORS LIFE	11.74%
ADVANTAGE II
PO BOX 10287
BIRMINGHAM AL 35202-0287

UNITED INVESTORS LIFE	7.53%
VARIABLE UNIVERSAL LIFE (PLUS)
PO BOX 10287
BIRMINGHAM AL 35202-0287

MINNESOTA LIFE INSURANCE CO	12.96%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP SMALL CAP GROWTH PORTFOLIO – CLASS II

MINNESOTA LIFE INSURANCE CO	6.79%
INDIVIDUAL LIFE
400 ROBERT ST N
SAINT PAUL MN 55101-2099

NATIONWIDE LIFE INSURANCE COMPANY	6.56%
NWVLI5 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	10.53%
NWVA9 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	7.68%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

UNITED INVESTORS LIFE	8.76%
ADVANTAGE II
PO BOX 10287
BIRMINGHAM AL 35202-0287

UNITED INVESTORS LIFE	5.31%
VARIABLE UNIVERSAL LIFE (PLUS)
PO BOX 10287
BIRMINGHAM AL 35202-0287

MINNESOTA LIFE INSURANCE CO	9.16%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

AXA EQUITABLE LIFE INSURANCE CO	16.46%
SEPARATE ACCOUNT A
525 WASHINGTON BLVD FL 35
JERSEY CITY NJ 07310-1606

AXA EQUITABLE LIFE INSURANCE CO	9.64%
SEPARATE ACCOUNT 70
525 WASHINGTON BLVD FL 35
JERSEY CITY NJ 07310-1606

DELAWARE IVY VIP BALANCED PORTFOLIO -- CLASS II

MINNESOTA LIFE INSURANCE CO	21.49%
INDIVIDUAL ANNUITIES
400 ROBERT ST N
SAINT PAUL MN 55101-2099

MINNESOTA LIFE INSURANCE CO	34.58%
INDIVIDUAL LIFE
400 ROBERT ST N
SAINT PAUL MN 55101-2099

NATIONWIDE LIFE INSURANCE COMPANY	9.92%
NWVA9 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	8.72%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MINNESOTA LIFE INSURANCE CO	6.60%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP INTERNATIONAL CORE EQUITY -- CLASS II

BANK OF NEW YORK-MELLON CUST	12.02%
IVY FUNDS VIP PATHFINDER MOD
MANAGED VOL FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	10.46%
IVY FUNDS VIP PATHFINDER MODERATE
FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	16.01%
IVY FUNDS VIP PATHFINDER MOD
AGGRESS FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

MINNESOTA LIFE INSURANCE CO	14.48%
INDIVIDUAL ANNUITIES
400 ROBERT ST N
SAINT PAUL MN 55101-2099

MINNESOTA LIFE INSURANCE CO	25.46%
INDIVIDUAL LIFE
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP SMALL CAP CORE PORTFOLIO -- CLASS II

MINNESOTA LIFE INSURANCE CO	21.80%
INDIVIDUAL ANNUITIES
400 ROBERT ST N
SAINT PAUL MN 55101-2099

MINNESOTA LIFE INSURANCE CO	39.26%
INDIVIDUAL LIFE
400 ROBERT ST N
SAINT PAUL MN 55101-2099

MINNESOTA LIFE INSURANCE CO	8.98%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

MIDLAND NATIONAL LIFE INSURANCE COMPANY	6.96%
4350 WESTOWN PKWY
WEST DES MOINES IA 50266-1036

MINNESOTA LIFE INSURANCE CO	5.81%
GROUP LIFE
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP GLOBAL EQUITY INCOME PORTFOLIO -- CLASS II

BANK OF NEW YORK-MELLON CUST	20.78%
IVY FUNDS VIP PATHFINDER MOD
MANAGED VOL FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	18.09%
IVY FUNDS VIP PATHFINDER MODERATE
FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	27.70%
IVY FUNDS VIP PATHFINDER MOD
AGGRESS FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

MINNESOTA LIFE INSURANCE CO	5.21%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP SECURIAN REAL ESTATE SECURITIES PORTFOLIO – CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	11.12%
NWVLI5 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	13.92%
NWVA9 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	25.29%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MINNESOTA LIFE INSURANCE CO	22.30%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

NATIONWIDE LIFE INSURANCE COMPANY	20.26%
NWVLI4 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

DELAWARE IVY VIP NATURAL RESOURCES PORTFOLIO -- CLASS II

MINNESOTA LIFE INSURANCE CO	26.45%
INDIVIDUAL ANNUITIES
400 ROBERT ST N
SAINT PAUL MN 55101-2099

MINNESOTA LIFE INSURANCE CO	8.91%
INDIVIDUAL LIFE
400 ROBERT ST N
SAINT PAUL MN 55101-2099

NATIONWIDE LIFE INSURANCE COMPANY	7.19%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MINNESOTA LIFE INSURANCE	8.91%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

OHIO NATIONAL LIFE INSURANCE CO	30.19%
FOR THE BENEFIT OF ITS SEPARATE
ACCOUNTS
1 FINANCIAL WAY
CINCINNATI OH 45242-5800

AXA EQUITABLE LIFE INSURANCE COMPANY	6.01%
SEPARATE ACCOUNT 70
525 WASHINGTON BLVD FL 35
JERSEY CITY NJ 07310-1606

DELAWARE IVY VIP MID CAP GROWTH PORTFOLIO -- CLASS II

MINNESOTA LIFE INSURANCE CO	8.04%
INDIVIDUAL ANNUITIES
400 ROBERT ST N
SAINT PAUL MN 55101-2099

NATIONWIDE LIFE INSURANCE COMPANY	6.97%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MINNESOTA LIFE INSURANCE CO	7.32%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

NATIONWIDE LIFE INSURANCE COMPANYNWVAII	46.92%
C/O IPO PORTFOLIO ACCOUNTING
P.O. BOX 182029
COLUMBUS OH 43218-2029

LINCOLN NATIONAL LIFE INSURANCE CO	6.24%
1300 S CLINTON ST
FORT WAYNE IN 46802-3506

DELAWARE IVY VIP ENERGY PORTFOLIO -- CLASS II

NATIONWIDE LIFE INSURANCE COMPANY
NWVA12 C/O IPO PORTFOLIO ACCOUNTING	8.43%
PO BOX 182029
COLUMBUS OH 43218-2029

MINNESOTA LIFE INSURANCE CO	5.36%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

PACIFIC LIFE INS COMPANY	46.59%
SEPARATE ACCOUNT A
700 NEWPORT CENTER DR
NEWPORT BEACH CA 92660-6397

LINCOLN NATIONAL LIFE INSURANCE CO	16.19%
1300 S CLINTON ST
FORT WAYNE IN 46802-3506

DELAWARE IVY VIP LIMITED TERM BOND PORTFOLIO -- CLASS II

BANK OF NEW YORK-MELLON CUST	25.14%
IVY FUNDS VIP PATHFINDER MOD
MANAGED VOL FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	6.15%
IVY FUNDS VIP PATHFINDER
CONSERVATIVE FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	21.89%
IVY FUNDS VIP PATHFINDER MODERATE
FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	17.88%
IVY FUNDS VIP PATHFINDER MOD
AGGRESS FUND MASTER ACCOUNT
C/O CARRIE KELLY 6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	8.61%
IVY FUNDS VIP PATHFINDER MOD
CONSERV FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

MINNESOTA LIFE INSURANCE CO	10.18%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

DELAWARE IVY VIP GLOBAL BOND PORTFOLIO -- CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	11.76%
NWVA9 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE COMPANY	20.15%
NWVA12 C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MINNESOTA LIFE INSURANCE CO	27.83%
MINNESOTA LIFE WRVA
400 ROBERT ST N
SAINT PAUL MN 55101-2099

JEFFERSON NATIONAL LIFE INSURANCE	9.65%
COMPANY
9920 CORPORATE CAMPUS DR STE 1000
LOUISVILLE KY 40223-4051

GUARDIAN INSURANCE & ANNUITY CO INC	21.23%
3900 BURGESS PL
BETHLEHEM PA 18017-9097

DELAWARE IVY PROSHARES S&P 500 DIVIDEND ARTRISTOCRATS INDEX FUND -- CLASS R

PAI TRUSTCO INC	93.00%
HOLYLAND NOUR TOURS LLC 401K PS
1300 ENTERPRISE DR
DE PERE WI 54115-4934

PAI TRUSTCO INC	7.00%
GREAT LAKES MARKETING LLC 401K P/
1300 ENTERPRISE DR
DE PERE WI 54115-4934

DELAWARE IVY PROSHARES S&P 500 BOND INDEX FUND – CLASS R

MATRIX TRUSTCO AGENT FOR TRP	72.49%
RPS RK FBO 401K
BEVERAGE LAW GROUP 401K
556 COMMERCIAL ST
SAN FRANCISCO CA 94111-3035

MATRIX TRUSTCO AGENT FOR TRP	27.51%
RPS RK FBO 401K
REVEL WINE 401K
2200 ADELINE ST STE 105
OAKLAND CA 94607-2388

DELAWARE IVY PROSHARES INTEREST RATE HGD HIGH YIELD INDEX FUND – CLASS R

IVY INVESTMENT MANAGEMENT COMPANY	94.70%
ATTN: TREASURY DEPARTMENT
PO BOX 29217
SHAWNEE MSN KS 66201-9217

STATE STREET BANK AND TRUST	5.30%
AS TRUSTEE AND/OR CUSTODIAN
FBO ADP ACCESS PRODUCT
1 LINCOLN ST
BOSTON MA 02111-2901

DELAWARE IVY NATURAL RESOURCES FUND -- CLASS R

HARTFORD LIFE INSURANCE CO	53.68%
SEPARATE ACCOUNT
1 GRIFFIN RD N
WINDSOR CT 06095-1512

SAMMONS FINANCIAL NETWORK LLC	22.76%
4546 CORPORATE DR STE 100
WDM IA 50266-5911

DELAWARE IVY LARGE CAP GROWTH FUND – CLASS R

HARTFORD LIFE INSURANCE CO	44.99%
SEPARATE ACCOUNT
1 GRIFFIN RD N
WINDSOR CT 06095-1512

SAMMONS FINANCIAL NETWORK LLC	36.22%
4546 CORPORATE DR STE 100
WDM IA 50266-5911

MASSACHUSETTS MUTUAL LIFE	7.89%
INSURANCE COMPANY
1295 STATE ST # M200-INVST
SPRINGFIELD MA 01111-0002

DELAWARE IVY MID CAP GROWTH FUND – CLASS R

VOYA INSTITUTIONAL TRUST COMPANY	26.38%
ONE ORANGE WAY
WINDSOR CT 06095-4773

SAMMONS FINANCIAL NETWORK LLC	27.75%
4546 CORPORATE DR STE 100
WDM IA 50266-5911

NATIONAL FINANCIAL SERVICES LLC	5.51%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

DCGT TRUSTEE & OR CUSTODIAN	5.51%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK 711 HIGH ST
DES MOINES IA 50392-0001

DELAWARE IVY SECURIAN REAL ESTATE SECURITIES -- CLASS R

TRANSOPTIONS, INC. 403(B) PLAN	6.17%
717 17TH ST STE 1300
DENVER CO 80202-3304

STATE STREET BANK AND TRUST	15.17%
AS TRUSTEE AND/OR CUSTODIAN
FBO ADP ACCESS PRODUCT
1 LINCOLN ST
BOSTON MA 02111-2901

ASCENSUS TRUST COMPANY FBO	16.16%
CHEMBULK MANAGEMENT DEFERRED COMP
PO BOX 10758
FARGO ND 58106-0758

MID ATLANTIC TRUST COMPANY FBO	11.94%
DALACH LLC
1251 WATERFRONT PLACE, SUITE 525
PITTSBURGH PA 15222-4228

ASCENSUS TRUST COMPANY FBO	5.38%
EXECUTIVE MARKETING CONSULTANTS INC
PO BOX 10758
FARGO ND 58106-0758

MID ATLANTIC TRUST COMPANY FBO	16.71%
ALZHEIMERS TENNESSEE INC 401(K) PRO
1251 WATERFRONT PLACE, SUITE 525
PITTSBURGH PA 15222-4228

MID ATLANTIC TRUSTCO FBO	6.21%
REATA BROKERAGE SERVICES, LLC 401(K
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

DELAWARE IVY SCIENCE & TECHNOLOGY FUND – CLASS R

HARTFORD LIFE INSURANCE CO	19.03%
SEPARATE ACCOUNT
1 GRIFFIN RD N
WINDSOR CT 06095-1512

VOYA INSTITUTIONAL TRUST COMPANY	17.03%
ONE ORANGE WAY
WINDSOR CT 06095-4773

SAMMONS FINANCIAL NETWORK LLC	34.39%
4546 CORPORATE DR STE 100
WDM IA 50266-5911

MASSACHUSETTS MUTUAL LIFE	6.47%
INSURANCE COMPANY
1295 STATE ST # M200-INVST
SPRINGFIELD MA 01111-0002

DELAWARE IVY SMALL CAP GROWTH FUND – CLASS R

VOYA INSTITUTIONAL TRUST COMPANY	41.27%
ONE ORANGE WAY
WINDSOR CT 06095-4773

SAMMONS FINANCIAL NETWORK LLC	24.69%
4546 CORPORATE DR STE 100
WDM IA 50266-5911

DELAWARE IVY ASSET STRATEGY FUND – CLASS R

HARTFORD LIFE INSURANCE CO	33.91%
SEPARATE ACCOUNT
1 GRIFFIN RD N
WINDSOR CT 06095-1512

SAMMONS FINANCIAL NETWORK LLC	26.35%
4546 CORPORATE DR STE 100
WDM IA 50266-5911

MASSACHUSETTS MUTUAL LIFE INSURANCE CO	5.94%
1295 STATE ST # M200-INVST
SPRINGFIELD MA 01111-0002

DELAWARE IVY CORE EQUITY FUND – CLASS R

MLPF&S FOR THE SOLE	57.72%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

PAI TRUST COMPANY, INC.	33.13%
FISHCO INNOVATION, LLC
1300 ENTERPRISE DR
DE PERE WI 54115-4934

ASCENSUS TRUSTCO FBO	5.99%
VAN SYCKLE LINCOLN MERCURY SAVINGS
PO BOX 10758
FARGO ND 58106-0758

DELAWARE IVY LIMITED-TERM BOND FUND – CLASS R

MLPF&S FOR THE SOLE	25.73%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

MATRIX TRUST COMPANY AS AGENT FOR	57.61%
ADVISOR TRUST, INC
MERCED MEDICAL SUPPLY INC
717 17TH ST STE 1300
DENVER CO 80202-3304

MATRIX TRUST COMPANY AS AGENT	9.12%
ADVISOR TRUST, INC
LIGHTSEY MARKETING LLC 401(K)
717 17TH ST STE 1300
DENVER CO 80202-3304

MATRIX TRUST COMPANY AS AGENT	7.51%
FOR ADVISOR TRUST, INC
MAITRIYA ENTERPRISES 401(K) PLAN
717 17TH ST STE 1300
DENVER CO 80202-3304

DELAWARE IVY HIGH INCOME FUND – CLASS R

VOYA INSTITUTIONAL TRUST COMPANY	41.29%
ONE ORANGE WAY
WINDSOR CT 06095-4773

STATE STREET BANK AND TRUST	6.49%
AS TRUSTEE AND/OR CUSTODIAN
FBO ADP ACCESS PRODUCT
1 LINCOLN ST
BOSTON MA 02111-2901

SAMMONS FINANCIAL NETWORK LLC	47.23%
4546 CORPORATE DR STE 100
WDM IA 50266-5911

DELAWARE IVY EMERGING MARKETS EQUITY FUND – CLASS R

MLPF&S FOR THE SOLE	5.45%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

STATE STREET BANK AND TRUST	53.74%
AS TRUSTEE AND/OR CUSTODIAN
FBO ADP ACCESS PRODUCT
1 LINCOLN ST
BOSTON MA 02111-2901

PIMS/PRUDENTIAL RETIREMENT	5.39%
AS NOMINEE FOR THE TTEE/CUST PL 803
SIERRA ANESTHESIA, INC.
PO BOX 571
RENO NV 89504-0571

DELAWARE IVY INTERNATIONAL CORE EQUITY – CLASS R

STATE STREET BANK AND TRUST	13.24%
AS TRUSTEE AND/OR CUSTODIAN
FBO ADP ACCESS PRODUCT
1 LINCOLN ST
BOSTON MA 02111-2901

SAMMONS FINANCIAL NETWORK LLC	71.23%
4546 CORPORATE DR STE 100
WDM IA 50266-5911

DELAWARE IVY PZENA INTERNATIONAL VALUE FUND – CLASS R

STATE STREET BANK AND TRUST	64.71%
AS TRUSTEE AND/OR CUSTODIAN
FBO ADP ACCESS PRODUCT
1 LINCOLN ST
BOSTON MA 02111-2901

PLANMEMBER SERVICES ACTING AS AGENT	30.46%
FOR UMB BANK CUSTODIAN
QUALIFIED ACCOUNT
6187 CARPINTERIA AVE
CARPINTERIA CA 93013-2805

DELAWARE IVY GLOBAL GROWTH FUND – CLASS R

SAMMONS FINANCIAL NETWORK LLC	99.63%
4546 CORPORATE DR STE 100
WDM IA 50266-5911

DELAWARE IVY VALUE FUND – CLASS R

RAYMOND JAMES	92.42%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

PLANMEMBER SERVICES ACTING AS AGENT	7.58%
FOR UMB BANK CUSTODIAN
QUALIFIED ACCOUNT
6187 CARPINTERIA AVE
CARPINTERIA CA 93013-2805

DELAWARE IVY BALANCED FUND – CLASS R

VOYA INSTITUTIONAL TRUST COMPANY	16.65%
ONE ORANGE WAY
WINDSOR CT 06095-4773

SAMMONS FINANCIAL NETWORK LLC	60.82%
4546 CORPORATE DR STE 100
WDM IA 50266-5911

AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ACCOUNT	6.17%
1 AMERICAN SQ
INDIANAPOLIS IN 46282-0002

LINCOLN RETIREMENT SERVICES CO	7.93%
FBO ARMSTRONG AMBULANCE SVC 401K
PO BOX 7876
FORT WAYNE IN 46801-7876

DELAWARE IVY SMALL CAP CORE FUND – CLASS R

VOYA INSTITUTIONAL TRUST COMPANY	25.68%
ONE ORANGE WAY
WINDSOR CT 06095-4773

SAMMONS FINANCIAL NETWORK LLC	52.04%
4546 CORPORATE DR STE 100
WDM IA 50266-5911

AMERICAN UNITED LIFE INS CO	10.15%
GROUP RETIREMENT ACCOUNT
1 AMERICAN SQ
INDIANAPOLIS IN 46282-0002

DELAWARE IVY SECURIAN CORE BOND FUND – CLASS R

C & E PLASTICS INC 401(K) PS	97.27%
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

DELAWARE IVY GLOBAL EQUITY INCOME FUND – CLASS R

IVY INVESTMENT MANAGEMENT COMPANY	96.46%
ATTN: TREASURY DEPARTMENT
PO BOX 29217
MISSION KS 66201-9217

DELAWARE IVY ENERGY FUND – CLASS R

VOYA INSTITUTIONAL TRUST	60.07%
ONE ORANGE WAY
WINDSOR CT

SAMMONS FINANCIAL NETWORK LLC	33.05%
4546 CORPORATE DR STE 100
WDM IA 50266-5911

DELAWARE IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND -- CLASS R

ZOAR VALLEY ENTERPRISES INC 401(K)	95.02%
1251 WATERFRONT PLACE, SUITE 525
PITTSBURGH PA 15222-4228

DELAWARE IVY GLOBAL BOND FUND – CLASS R

SAMMONS FINANCIAL NETWORK LLC	93.16%
4546 CORPORATE DR STE 100
WDM IA 50266-5911

DELAWARE IVY LASALLE GLOBAL REAL ESTATE FUND -- CLASS R

VOYA INSTITUTIONAL TRUST COMPANY	100.00%
ONE ORANGE WAY
WINDSOR CT 06095-4773

DELAWARE IVY VIP SCIENCE AND TECHNOLOGY PORTFOLIO -- CLASS I

LINCOLN NATIONAL LIFE INSURANCE CO	100.00%
1300 S CLINTON ST
FORT WAYNE IN 46802-3506

DELAWARE IVY VIP ASSET STRATEGIES PORTFOLIO -- CLASS I

IVY INVESTMENT MANAGEMENT COMPANY	29.47%
ATTN: TREASURY DEPARTMENT
PO BOX 29217
SHAWNEE MSN KS 66201-9217

LINCOLN NATIONAL LIFE INSURANCE CO	70.53%
1300 S CLINTON ST
FORT WAYNE IN 46802-3506

DELAWARE IVY VIP HIGH INCOME PORTFOLIO -- CLASS I

BANK OF NEW YORK-MELLON CUST	26.56%
IVY FUNDS VIP PATHFINDER MOD
MANAGED VOL FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	6.50%
IVY FUNDS VIP PATHFINDER
CONSERVATIVE FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	23.12%
IVY FUNDS VIP PATHFINDER MODERATE
FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	18.89%
IVY FUNDS VIP PATHFINDER MOD
AGGRESS FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	9.09%
IVY FUNDS VIP PATHFINDER MOD
CONSERV FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

LINCOLN NATIONAL LIFE INSURANCE CO	8.57%
1300 S CLINTON ST
FORT WAYNE IN 46802-3506

DELAWARE IVY VIP SMALL CAP GROWTH PORTFOLIO – CLASS I

BANK OF NEW YORK-MELLON CUST	26.21%
IVY FUNDS VIP PATHFINDER MOD
MANAGED VOL FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	22.82%
IVY FUNDS VIP PATHFINDER MODERATE
FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	31.46%
IVY FUNDS VIP PATHFINDER MOD
AGGRESS FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON	5.89%
IVY FUNDS VIP PATHFINDER MOD
CONSERV FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

DELAWARE IVY VIP ENERGY PORTFOLIO -- CLASS I

LINCOLN NATIONAL LIFE INSURANCE CO	100.00%
1300 S CLINTON ST
FORT WAYNE IN 46802-3506

DELAWARE IVY VIP MID CAP GROWTH PORTFOLIO – CLASS I

BANK OF NEW YORK-MELLON CUST	25.95%
IVY FUNDS VIP PATHFINDER MOD
MANAGED VOL FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	22.60%
IVY FUNDS VIP PATHFINDER MODERATE
FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	30.14%
IVY FUNDS VIP PATHFINDER MOD
AGGRESS FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

BANK OF NEW YORK-MELLON CUST	6.08%
IVY FUNDS VIP PATHFINDER MOD
CONSERV FUND MASTER ACCOUNT
C/O CARRIE KELLY
6300 LAMAR AVE
MISSION KS 66202-4247

DELAWARE IVY FUNDS
  Delaware Ivy Accumulative Fund
   Delaware Ivy Wilshire Global Allocation Fund
   Delaware Ivy Mid Cap Income Opportunities Fund
   Delaware Ivy Pzena International Value Fund
   Delaware Ivy Apollo Strategic Income Fund
      Delaware Ivy Corporate Bond Fund
   Delaware Ivy Crossover Credit Fund
Delaware Ivy Government Securities Fund
   Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund
   Delaware Ivy Pictet Targeted Return Bond Fund
   Delaware Ivy PineBridge High Yield Fund
   Delaware Ivy International Small Cap Fund
   Delaware Ivy Apollo Multi-Asset Income Fund
Delaware Ivy Core Equity Fund
   Delaware Ivy Large Cap Growth Fund
   Delaware Ivy Mid Cap Growth Fund
   Delaware Ivy Small Cap Core Fund
Delaware Ivy Small Cap Growth Fund
Delaware Ivy Value Fund
   Delaware Ivy Global Bond Fund

  Delaware Ivy High Income Fund
   Delaware Ivy Limited-Term Bond Fund
    Delaware Ivy Securian Core Bond Fund
Delaware Ivy Emerging Markets Equity Fund
   Delaware Ivy Global Equity Income Fund
   Delaware Ivy Global Growth Fund
   Delaware Ivy International Core Equity Fund
   Delaware Ivy Managed International
Opportunities Fund
   Delaware Ivy Asset Strategy Fund
   Delaware Ivy Balanced Fund
   Delaware Ivy Energy Fund
   Delaware Ivy LaSalle Global Real Estate Fund
   Delaware Ivy Natural Resources Fund
   Delaware Ivy Science and Technology Fund
   Delaware Ivy Securian Real Estate Securities Fund
Delaware Ivy ProShares S&P 500 Dividend
Aristocrats Index Fund
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund
 Delaware Ivy ProShares Interest Rate Hedged
High Yield Index Fund
   Delaware Ivy ProShares S&P 500 Bond Index Fund
   Delaware Ivy ProShares MSCI ACWI Index Fund

DELAWARE IVY VARIABLE INSURANCE PORTFOLIOS
   Delaware Ivy VIP Pathfinder Moderate -
Managed Volatility
   Delaware Ivy VIP Pathfinder Moderately Aggressive -
Managed Volatility
   Delaware Ivy VIP Pathfinder Moderately Conservative - Managed Volatility
   Delaware Ivy VIP Core Equity
   Delaware Ivy VIP Growth
   Delaware Ivy VIP Mid Cap Growth
   Delaware Ivy VIP Small Cap Core
   Delaware Ivy VIP Small Cap Growth
 Delaware Ivy VIP Value
   Delaware Ivy VIP Corporate Bond
   Delaware Ivy VIP Global Bond
   Delaware Ivy VIP High Income
Delaware Ivy VIP Limited-Term Bond

      Delaware Ivy VIP Global Equity Income
   Delaware Ivy VIP Global Growth
   Delaware Ivy VIP International Core Equity
   Delaware Ivy VIP Asset Strategy
   Delaware Ivy VIP Balanced
   Delaware Ivy VIP Energy
   Delaware Ivy VIP Natural Resources
   Delaware Ivy VIP Science and Technology
   Delaware Ivy VIP Securian Real Estate Securities
   Delaware Ivy VIP Pathfinder Aggressive
   Delaware Ivy VIP Pathfinder Moderately Aggressive
Delaware Ivy VIP Pathfinder Moderate
   Delaware Ivy VIP Pathfinder Moderately Conservative
   Delaware Ivy VIP Pathfinder Conservative

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to the Delaware Ivy Funds and Delaware Ivy Variable Insurance Portfolios (collectively, the “Trusts”) on behalf of each of their series listed above (each a “Fund” and collectively, the “Funds”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: ivyinvestments.com/reports/ivy.

The Joint Information Statement details the approval of the following sub-advisors who are affiliated with Delaware Management Company, a series of Macquarie Investment Management Business Trust and the Funds’ investment manager (“DMC”): Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited; and Macquarie Funds Management Hong Kong Limited (collectively, the “Affiliated Sub-Advisors”).  The Joint Information Statement also details the approval of the following legacy sub-advisors, all of which are unaffiliated with DMC: Securian Asset Management, Inc.; LaSalle Investment Management Securities, LLC; Apollo Credit Management, LLC; Pictet Asset Management SA, Pictet Asset Management Limited; Pictet Asset Management (Singapore) PTE Ltd.; ProShares Advisors LLC; PineBridge Investments LLC; Wilshire Associates, Inc.; Pzena Investment Management, LLC; Mackenzie Investments Europe Limited; and Mackenzie Investments Asia Limited (collectively, the “Unaffiliated Sub-Advisors” and with the Affiliated Sub-Advisors, the “Sub-Advisors”). A more detailed description of the Sub-Advisors and their businesses, information about their sub-advisory agreements, and the reasons the Boards of Trustees (the “Board”) of the Trusts approved the Sub-Advisors, are included in the Joint Information Statement.
DMC employs a “manager of managers” arrangement in managing the assets of the Trusts. In connection therewith, the Trusts and the Manager rely on an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits DMC, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or DMC, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.
Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about August 2, 2021 to shareholders of record of the Funds as of July 21, 2021. The full Joint Information Statement is available on the Funds’ website at ivyinvestments.com/reports/ivy on or about August 2, 2021 until at least November 30, 2021. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent toll free at 888-923-3355.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.